SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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ABAXIS, INC.
(Name of Registrant as Specified In Its Charter)

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3240 Whipple Road, Union City, CA 94587 Phone 510 • 675 • 6500 Fax 510 • 441 • 6150

September 23, 2002

Dear Shareholder:

      The 2002 Annual Meeting of Shareholders of Abaxis, Inc. (“we” or “us”) will be held on Tuesday, October 22, 2002, at 10:00 a.m. local time, at our principal offices, located at 3240 Whipple Road, Union City, California. You are cordially invited to attend.

      The Notice of Annual Meeting of Shareholders and a Proxy Statement, which describe the formal business to be conducted at the meeting, follow this letter.

      After reading the Proxy Statement, please promptly complete, sign, date and return the enclosed proxy card in the prepaid envelope to assure that your shares will be represented. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters to be presented for shareholder consideration is important. Whether or not you plan to attend the meeting, please complete, sign, date and return the accompanying proxy promptly in the enclosed postage paid envelope.

      A copy of our Annual Report to Shareholders also is enclosed for your information. At the 2002 Annual Meeting of Shareholders we will review the activities of Abaxis over the past year and our plans for the future. We look forward to seeing you at the Annual Meeting.

Very truly yours,

CLINTON H. SEVERSON
Chairman of the Board, President and
Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held October 22, 2002

TO THE SHAREHOLDERS:

      Please take notice that the Annual Meeting of the Shareholders of Abaxis, Inc., a California corporation (“us” or “we”), will be held on Tuesday, October 22, 2002, at 10:00 a.m. local time at our offices, located at 3240 Whipple Road, Union City, California, for the following purposes:

1.	To elect five directors to hold office for the ensuing year;

2.	To consider and vote upon a proposal to ratify the appointment of Deloitte & Touche LLP as our independent public accountants for the fiscal year ending March 31, 2003;

3.	To approve an increase in the maximum aggregate number of shares of common stock authorized for issuance under our 1998 Stock Option Plan by 500,000 shares;

4.	To approve the reincorporation of Abaxis, Inc. in the State of Delaware and other related changes in the rights of shareholders and approval of the indemnity agreements to be entered into by Abaxis with each executive officer and director;

5.	Subject to approval of Proposal No. 4, approval of certain additional shareholder protection measures under our Delaware Certificate of Incorporation and Delaware Bylaws as follows:

A. Approval of the elimination of cumulative voting for our directors;

B. Approval of the elimination of the right of our shareholders to act by written consent; and

C.	Approval of the adoption of an increase in the percentage of voting shareholders of record required to call a special meeting of shareholders from ten percent (10%) to twenty-five (25%); and

6. To transact such other business as may properly come before the meeting.

      Shareholders of record at the close of business on August 30, 2002, are entitled to notice of, and to vote at, this meeting and any adjournment or postponement. For ten days prior to the meeting, a complete list of shareholders entitled to vote at the meeting will be available for examination by any shareholder, for any purpose relating to the meeting, during ordinary business hours at our offices located at 3240 Whipple Road, Union City, California.

      Please note that each shareholder who attends the annual meeting may be asked to present valid picture identification, such as a driver’s license or passport. Shareholders holding stock in brokerage accounts (street name holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

By order of the Board of Directors

ZARA Z. THOMAS
Secretary

Union City, California

September 23, 2002

YOUR VOTE IS IMPORTANT. Whether or not you expect to attend the annual meeting in person, we urge you to vote your shares by phone, via the Internet or by signing, dating and returning the enclosed proxy card at your earliest convenience. Please see your proxy card for specific instructions on how to vote. Proxies are revocable, and any shareholder may withdraw his or her proxy prior to the time it is voted, or by attending the meeting and voting in person.

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
GENERAL INFORMATION
PROPOSAL NUMBER ONE ELECTION OF DIRECTORS
PROPOSAL NUMBER TWO RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
PROPOSAL NUMBER THREE APPROVAL OF AMENDMENT TO THE ABAXIS, INC. 1998 STOCK OPTION PLAN
PROPOSAL NUMBER FOUR REINCORPORATION IN THE STATE OF DELAWARE AND RELATED CHANGES TO THE RIGHTS OF SHAREHOLDERS
PROPOSAL NUMBER FIVE
PROPOSAL NO. 5(A) ELIMINATION OF CUMULATIVE VOTING FOR DIRECTORS
PROPOSAL NO. 5(B) ELIMINATION OF ACTION BY WRITTEN CONSENT
PROPOSAL NO. 5(C) LIMITATION ON ABILITY TO CALL SPECIAL MEETINGS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT
EXECUTIVE COMPENSATION AND OTHER MATTERS
Summary Compensation Table
Stock Options Granted in Fiscal 2002
Option Exercises in Fiscal 2002 and Fiscal 2002 Year-End Option Values
Compensation of Directors
Change of Control Arrangements
Section 16(a) Beneficial Ownership Reporting Compliance
Employment Agreements
Securities Authorized for Issuance Under Equity Compensation Plans
Equity Compensation Information
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE
COMPARISON OF SHAREHOLDER RETURN
SHAREHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING
TRANSACTION OF OTHER BUSINESS
APPENDIX A
APPENDIX B
APPENDIX C
APPENDIX D
APPENDIX E
APPENDIX F

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

      The accompanying proxy is solicited by the Board of Directors of Abaxis, Inc., a California corporation (“Abaxis” or “us” or “we”), for use at our annual meeting of shareholders to be held on Tuesday, October 22, 2002 (the “Annual Meeting”), or any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The date of this Proxy Statement is September 23, 2002, the approximate date on which this Proxy Statement and the accompanying form of proxy were first sent or given to shareholders.

GENERAL INFORMATION

      Expenses and Solicitation of Proxies. We will bear the costs of soliciting proxies for the meeting. We have retained the services of Morrow & Co. to assist us in the solicitation of proxies for a fee of $8,000 plus reimbursement of an estimated $8,000 in expenses. In addition to soliciting shareholders by mail, we will request banks and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who have our stock registered in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs. We may use the services of our officers, directors and others to solicit proxies, personally or by telephone, without additional compensation.

      Record Date. The record date for our 2002 Annual Meeting of Shareholders was August 30, 2002. Only shareholders as of that date are eligible to cast votes at the 2002 Annual Meeting of Shareholders.

      Voting Securities.

Common Stock: As of the record date, there were 16,645,643 shares of our common stock outstanding. and we had 220 shareholders of record, such number excluding shareholders who hold our shares in electronic form through the Depository Trust Company at brokerage houses and are commonly referred to as “beneficial holders.” All shares of our common stock are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Except with respect to the election of directors, the procedure for which is described below, each share of common stock is entitled to one vote.

Preferred Stock: As of the record date there were 6,578 shares of our Series D Convertible Preferred Stock and 7,370 shares of our Series E Convertible Preferred Stock outstanding. Subject to the terms provided for in the Certificate of Determination for each of the Series D and E Preferred Stock, holders of our Series D and Series E Convertible Preferred Stock are eligible at any time to convert their shares into shares of our common stock in the amount equivalent to the number of Series D or Series E Convertible Preferred Stock held, multiplied by $1,000 and divided by $7.00 in the case of the Series D Convertible Preferred Stock, or $6.50 in the case of the Series E Convertible Preferred Stock. As of the record date, the shares of our Series D and Series E Convertible Preferred Stock would convert into 2,073,560 shares of our common stock, excluding the fractional shares that we would not issue upon conversion of the preferred stock. Our outstanding preferred stock does not have voting rights under the terms of our Bylaws, our Articles of Incorporation or the Certificates of Designation for each series of preferred stock. However, California law provides holders of our Series D and Series E Convertible Preferred stock the right to vote as a single class in favor, against or abstaining from, Proposals 4 and 5(A), 5(B) and 5(C). Each holder of Series D and Series E Convertible Preferred stock is entitled to that number of votes equal to the number of shares of common stock in which the holder may convert his or her shares of preferred stock. As a result, the holders of Series D and Series E Convertible Preferred Stock, voting as a single class and assuming the conversion of preferred stock into common stock, may fail to approve any of Proposals 4 and 5(A), 5(B) and 5(C) and, regardless of the outcome of the vote of the common stockholders on those proposals, such disproval would defeat the proposal.

      Quorum. Our Bylaws provide that a majority of all of the shares of the common stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Votes for and against, abstentions and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum. A broker “non-vote” occurs when a nominee, such as a broker or bank, holding shares for a beneficial owner, such as a brokerage account holder, does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. For certain specified types of proposals, Nasdaq rules permit nominees to vote on behalf of beneficial holders without consultation of the beneficial holder and in these limited circumstances, broker “non-votes” accordingly do not occur.

      Cumulative Voting. In the election of directors, each common stock shareholder has cumulative voting rights and may be entitled to as many votes as is equal to the number of shares of common stock multiplied by the number of directors to be elected (i.e., five), which votes may be cast for a single candidate or distributed among any or all of the candidates. However, no shareholder is entitled to cumulate votes with respect to a candidate unless the candidate’s name has been placed in nomination prior to the voting and the shareholder has given notice, at the meeting and prior to the voting, of his or her intention to cumulate his or her votes. If any one shareholder has given such notice, all shareholders may cumulate their votes.

      Vote Required for Each Proposal.

•	Proposal #1: Election of Directors: A plurality of the votes duly cast at a meeting at which a quorum is present is required for the election of directors. A plurality of the votes duly cast means that only affirmative votes will affect the outcome of the election. Therefore, neither abstentions nor broker “non-votes” will have any impact on the election of directors and the five candidates for election as directors at the annual meeting who receive the highest number of affirmative votes will be elected.

•	Proposal #2: Ratification of Appointment of Independent Public Accountants and Proposal #3: Approval of Amendment of 1998 Stock Option Plan: In order for Proposals #2 and #3 to pass, the vote of a majority of the shares represented in person or by proxy and voting at a duly held meeting at which a quorum is present must be obtained, provided that the votes in favor of each of Proposals #2 and #3 are a majority of the votes that constitute the required quorum. Although abstentions and broker “non-votes” are counted as present for purposes of a quorum, they are not counted as affirmative votes for the proposals. In other words, the votes in favor of each of Proposals #2 and #3 must exceed the sum of (i) the votes against, (ii) abstentions, and (iii) the broker “non-votes” for the respective proposal.

•	Proposal #4: Reincorporation into Delaware and Proposals 5(A), 5(B) and 5(C): Various Shareholder Protection Mechanisms: Each of these proposals requires (a) the affirmative vote of the holders of a majority of our common stock, plus (b) the affirmative vote of the holders of a majority of our Series D and Series E Convertible Preferred Stock voting as a single class and assuming the conversion of the Series D and Series E Convertible Preferred Stock into shares of our common stock. Abstentions and broker “non-votes” are not votes cast affirmatively and consequently will be deemed as votes against the proposals.

      Voting and Revocability of Proxies. The persons authorized to vote shares represented by executed proxies (if authority to vote for the election of directors is not withheld) will have full discretion and authority to vote cumulatively and to allocate votes among any and all nominees as they may determine or, if authority to vote for a specified candidate or candidates has been withheld, among those candidates for whom authority to vote has not been withheld. If an executed proxy is submitted without any instruction for the voting of such proxy, the proxy will be voted in favor of the proposals described, but votes may be cumulated for less than all of the nominees for director.

      All valid proxies received before the Annual Meeting will be exercised. A shareholder giving a proxy has the power to revoke his or her proxy at any time before the time it is exercised by delivering to the Secretary of Abaxis a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the Annual Meeting and voting in person.

Voting by Telephone or Via the Internet

If you hold your shares in an account with a broker
If you hold your shares directly registered in your	or a bank that participates in the ADP Investor
name with Equiserve Trust Company, N.A.	Communications Services.

To vote by phone:	To vote by telephone or via the Internet:
1-877-PRX-VOTE (1-877-779-8683) To vote via the Internet: http://www.eproxyvote.com/abax	Your voting form from your broker or bank will show the telephone number to call or Internet website to visit.

      For Shares Directly Registered in the Name of the Shareholder. Shareholders with shares registered directly with Equiserve Trust Company, N.A. may vote those shares telephonically by calling Equiserve Trust Company, N.A. at 1-877-PRX-VOTE, (1-877-779-8683) or via the Internet at http://www.eproxyvote.com/abax.

      For Shares Registered in the Name of a Broker or a Bank. A number of brokers and banks are participating in a program provided through ADP Investor Communication Services that offers telephone and Internet voting options. This program is different from the program provided by Equiserve Trust Company, N.A. for shares registered directly in the name of the shareholder. If your shares are held in an account with a broker or a bank participating in the ADP Investor Communication Services program, you may vote those shares telephonically or via the Internet by calling the telephone number, or visiting the Internet website, shown on the voting form received from your broker or bank.

      General Information for All Shares Voted Via the Internet or By Telephone. Votes submitted via the Internet or by telephone must be received by 12:00 midnight Eastern Time on October 21, 2002. Submitting your proxy via the Internet or by telephone will not affect your right to vote in person should you decide to attend the annual meeting.

      The telephone and Internet voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly. Our outside counsel has advised Abaxis that the Internet voting procedures that have been made available through Equiserve Trust Company, N.A. are consistent with the requirements of applicable law. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholder.

PROPOSAL NUMBER ONE

ELECTION OF DIRECTORS

      The charter documents of Abaxis authorize a Board of Directors consisting of five (5) directors. All five (5) of our directors are to be elected for the ensuing year and until their successors are elected and qualified. Proxies cannot be voted for a greater number of persons than the number of nominees named.

      If elected, each nominee will hold office until our next annual meeting of shareholders or until his successor is elected and qualified unless he shall resign or his office becomes vacant by death, removal, or other cause in accordance with our Bylaws. The persons named in the accompanying form of proxy will vote the shares represented thereby for the following nominees, but may cumulate the votes for less than all of the nominees, as permitted by the laws of the State of California, unless otherwise instructed.

      The nominees for election to the Board of Directors at the Annual Meeting are Clinton H. Severson, Richard J. Bastiani, Ph.D., Brenton G.A. Hanlon, Prithipal Singh, Ph.D. and Ernest S. Tucker, III, M.D. Please see “Information about Abaxis — Director Nominees” below for information concerning the nominees.

Vote Required and Recommendation of the Board of Directors

      If a quorum is present and voting, the five (5) nominees receiving the highest number of votes will be elected.

      Although abstentions and broker “non-votes” will each be counted as present for purposes of determining a quorum, neither abstentions nor broker “non-votes” will have any impact on the election of directors and the five candidates for election as directors at the annual meeting who receive the highest number of affirmative votes will be elected.

      If the nominees decline to serve or become unavailable for any reason, or if a vacancy occurs before the election, although management knows of no reason to anticipate that this will occur, the proxies may be voted for substitute nominees as the Board of Directors may designate. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES NAMED ABOVE.

PROPOSAL NUMBER TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors of Abaxis has selected Deloitte & Touche LLP as independent public accountants to audit the financial statements of Abaxis for the fiscal year ending March 31, 2003. Deloitte & Touche LLP has acted in such capacity since its appointment in the fiscal year ended March 31, 1996. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting, with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

Vote Required and Board of Directors’ Recommendation

      If a quorum is present and voting, the vote of a majority of the shares both (a) represented in person or by proxy and (b) voting is required for approval of this proposal. In addition, the votes in favor of this proposal must be a majority of the quorum present.

      Although abstentions and broker “non-votes” are counted as present for purposes of a quorum, they are not counted as affirmative votes for the proposals. In other words, the vote in favor of this proposal must exceed the sum of (i) the votes against, (ii) abstentions and (iii) the broker “non-votes” for this proposal. However, because under Nasdaq rules this proposal is deemed to be “routine” and thus individual nominees, such as brokers, may vote on behalf of beneficial holders, we do not anticipate receiving any broker “non-votes.”

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS FOR ABAXIS, INC. FOR THE FISCAL YEAR ENDING MARCH 31, 2003.

PROPOSAL NUMBER THREE

APPROVAL OF AMENDMENT TO THE ABAXIS, INC. 1998 STOCK OPTION PLAN

      The Abaxis, Inc. 1989 Stock Option Plan (the “1989 Plan”) was adopted by the Board of Directors in May 1989 and was approved by our shareholders in March 1990. The Board of Directors and shareholders have approved from time to time increases in the number of shares issuable under the 1989 Plan. In July 1998, the Board of Directors amended the 1989 Plan, and obtained shareholder approval in October 1998, to increase by 1,000,000 shares to 2,886,000 the maximum aggregate number of shares of common stock issuable under the plan. In addition, the Board of Directors approved the amendment and restatement of the 1989 Plan as the Abaxis, Inc. 1998 Stock Option Plan (the “Option Plan”), and obtained shareholder approval of such amendment and restatement. In July 2000, the Board of Directors amended the Option Plan, and obtained shareholder approval in October 2000, to increase by 500,000 shares to 3,386,000 the maximum aggregate number of shares of common stock issuable under the Option Plan. In July 2001, the Board of Directors amended the Option Plan to increase by 1,000,000 shares to 4,386,000 shares the maximum aggregate number of shares of common stock issuable under the Option Plan. However, the shareholders failed to approve this amendment, which consequently did not take effect.

      The shareholders are now being asked to approve the amendment of the Option Plan to increase by 500,000, from 3,386,000 to 3,886,000, the maximum aggregate number of shares of common stock issuable under the Option Plan. The Board of Directors believes that the availability of an adequate stock option program is an important factor in attracting and retaining qualified officers, employees, directors and consultants essential to our success and in aligning their long-term interests with those of the shareholders.

Summary of Option Plan

      The following summary of the Option Plan is qualified in its entirety by the specific language of the Option Plan, a copy of which is available to any shareholder upon request.

      General. The purpose of the Option Plan is to advance the interests of Abaxis and our shareholders by providing an incentive to attract, retain and reward our employees, directors and consultants and by motivating such persons to contribute to our growth and profitability. The Option Plan provides for the grant to employees of incentive stock options within the meaning of section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and the grant of nonstatutory stock options to employees, directors and consultants.

      Shares Subject to Plan. The shareholders have previously authorized the reservation of an aggregate of 3,386,000 shares of our authorized but unissued shares of common stock for issuance upon the exercise of options granted under the Option Plan. In July 2002, the Board of Directors amended the Option Plan, subject to shareholder approval, to increase the share reserve by 500,000 shares, to a total of 3,886,000 shares. The Option Plan permits the issuance of reacquired shares as well as previously unissued shares. As of August 30, 2002, options to purchase 2,402,480 shares of common stock were outstanding under the Option Plan, options to purchase 869,018 shares of common stock granted pursuant to the Option Plan had been exercised and there were 114,502 shares of common stock available for future grants under the Option Plan, without taking the proposed increase into account. Appropriate adjustments will be made to the shares subject to the Option Plan and to outstanding options upon any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in our capital structure. To the extent that any outstanding option under the Option Plan expires or terminates prior to exercise in full or if shares issued upon exercise of an option are repurchased by us, the shares of common stock for which such option is not exercised or the repurchased shares are returned to the Option Plan and become available for future grant.

      Administration. The Option Plan will be administered by our Board of Directors or a duly appointed committee of the Board (hereinafter referred to collectively as the “Board”). Subject to the provisions of the Option Plan, the Board determines the persons to whom options are to be granted, the number of shares to be covered by each option, whether an option is to be an incentive stock option or a nonstatutory stock option, the timing and terms of exercisability and vesting of each option, the purchase price and the type of consideration to be paid to us upon the exercise of each option, the time of expiration of each option, and all other terms and conditions of the options. The Board at its discretion may delegate authority concerning the grant of stock options to an officer of Abaxis, subject to formally delineated limits.

      The Board may amend, modify, extend, cancel, renew, or grant a new option in substitution for, any option, waive any restrictions or conditions applicable to any option, and accelerate, continue, extend or defer the exercisability or vesting of any option, including with respect to the period following an optionee’s termination of service with us. The Option Plan provides, subject to certain limitations, for indemnification by Abaxis of any director, officer or employee against all reasonable expenses, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the Option Plan. The Board will interpret the Option Plan and options granted thereunder, and all determinations of the Board will be final and binding on all persons having an interest in the Option Plan or any option.

      Eligibility. Options may be granted under the Option Plan to our employees, consultants and directors or of any present or future parent or subsidiary corporations of Abaxis. Prospective employees, consultants and directors may also receive grants under the Option Plan in connection with written offers of employment or engagement, provided that such options may not become exercisable prior to the individual’s commencement of service. While any person eligible under the Option Plan may be granted a nonstatutory option, only employees may be granted incentive stock options. As of August 30, 2002, we had 138 permanent employees, including five executive officers, in addition to thirteen temporary employees, four non-employee directors and seven consultants who would be eligible to receive a grant under the Option Plan.

      Terms and Conditions of Options. Each option granted under the Option Plan is evidenced by a written agreement between us and the optionee specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the Option Plan. The exercise price of an incentive stock option may not be less than the fair market value of a share of the common stock on the date of grant and the exercise price of a nonstatutory stock option may not be less than 85% of such fair market value. The Option Plan provides that any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power (or combined value) of all classes of our stock or any parent or subsidiary corporation of us (a “Ten Percent Shareholder”) must have an exercise price equal to at least 110% of the fair market value of a share of common stock on the date of grant as required under Section 422 of the Code. As of August 30, 2002, the closing price of our common stock, as reported on the Nasdaq National Market, was $3.19 per share.

      Under the Option Plan, the option exercise price may be paid in cash, by check, or in cash equivalent, by tender of shares of common stock owned by the optionee having a fair market value not less than the exercise price, by the assignment of the proceeds of a sale or loan with respect to some or all of the shares of common stock being acquired upon the exercise of the option, or by any combination of these. Nevertheless, the Board may restrict the forms of payment permitted in connection with any option grant. No option may be exercised until the optionee has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option.

      Options will become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Board. Generally, options granted under the Option Plan become exercisable in installments over a period of time specified by the Board at the time of grant, subject to the optionee’s continued service with us. The Option Plan provides that the maximum term of an incentive stock option is ten years unless granted to a Ten Percent Shareholder, in which case the maximum term is five years. The Option Plan does not limit the term of a nonstatutory stock option. An option generally will remain exercisable for 3 months following the optionee’s termination of service, provided that if termination results from the optionee’s death or disability, the option generally will remain exercisable for 12 months following the optionee’s termination of service. In any event the option must be exercised no later than its expiration date. The Board, in its discretion, may provide for longer or shorter post-service exercise periods in particular instances.

      Options are nontransferable by the optionee other than by will or by the laws of descent and distribution, and are exercisable during the optionee’s lifetime only by the optionee. A nonstatutory stock option may be assignable or transferable to the extent permitted by the Board of Directors and as set forth in the option agreement.

      Change in Control. The Option Plan provides that in the event of a “Change in Control” (as defined below), the surviving, continuing, successor or purchasing corporation or parent corporation thereof (the “Acquiring Corporation”) may either assume Abaxis’ rights and obligations under the outstanding options or substitute substantially equivalent options for such corporation’s stock. If the Acquiring Corporation elects not to assume or substitute for options outstanding under the Option Plan, any unvested or unexercisable portion of the outstanding options will become immediately exercisable and vested in full prior to such Change in Control. To the extent that the outstanding options are not assumed, replaced or exercised prior to the Change in Control, they will terminate. If the Acquiring Corporation assumes or substitutes for outstanding options, then such options will continue to become exercisable and/or vested as provided in the respective stock option agreements. However, if an optionee’s employment with the Acquiring Corporation is terminated other than for “cause” or if the optionee resigns for “good reason” following the occurrence of a Change in Control, the outstanding options of such optionee will become immediately exercisable and vested as of the date of such termination of employment.

      For purposes of the Option Plan, a “Change in Control” means (i) a sale or exchange by the shareholders in a single or series of related transactions of more than 50% of our voting stock, (ii) a merger or consolidation in which we are a party, (iii) the sale, exchange or transfer of all or substantially all of our assets, or (iv) our liquidation or dissolution wherein, upon any such event, our shareholders immediately before such event do not retain immediately after such event direct or indirect beneficial ownership of more than 50% of the total combined voting power of our voting stock, its successor, or the corporation to which our assets were transferred.

      Termination or Amendment. The Option Plan will continue in effect until the earlier of its termination by the Board or the date on which all shares available for issuance under the Option Plan have been issued and all restrictions on such shares under the terms of the Plan and the option agreements have lapsed, provided that all options must be granted within ten years of July 21, 1998, the date on which the Board approved the restatement of the Option Plan. The Board may terminate or amend the Option Plan at any time. However, without shareholder approval, the Board may not amend the Option Plan to increase the total number of shares of common stock issuable thereunder, change the class of persons eligible to receive incentive stock options, or effect any other change that would require shareholder approval under any applicable law, regulation or rule. No termination or amendment may adversely affect an outstanding option without the consent of the optionee, unless the amendment is required to preserve an option’s status as an incentive stock option or is necessary to comply with any applicable law, regulation or rule.

Summary of United States Federal Income Tax Consequences

      The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of participation in the Option Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

      Incentive Stock Options. An optionee recognizes no taxable income for regular income tax purposes as the result of the grant or exercise of an incentive stock option qualifying under section 422 of the Code. Optionees who do not dispose of their shares for two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a long-term capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies such holding periods upon a sale of the shares, we will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares within two years after the date of grant or within one year from the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the exercise date and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. A capital gain or loss will be long-term if the optionee’s holding period is more than 12 months. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder.

      The difference between the option exercise price and the fair market value of the shares on the exercise date of an incentive stock option is an adjustment in computing the optionee’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

      Nonstatutory Stock Options. Options not designated or qualifying as incentive stock options will be nonstatutory stock options. Nonstatutory stock options have no special tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the exercise date. If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. A capital gain or loss will be long-term if the optionee’s holding period is more than 12 months. No tax deduction is available to us with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder.

Vote Required

      If a quorum is present and voting, the vote of a majority of the shares both (a) represented in person or by proxy and (b) voting is required for approval of this proposal. In addition, the votes in favor of this proposal must be a majority of the quorum present.

      Although abstentions and broker “non-votes” are counted as present for purposes of a quorum, they are not counted as affirmative votes for the proposals. In other words, the vote in favor of this proposal must exceed the sum of (i) the votes against, (ii) abstentions and (iii) the broker “non-votes” for this proposal. However, because the requested increase in the Option Plan represents less than 5% of our outstanding shares of common stock as of the date of this Proxy Statement, under Nasdaq rules this proposal is deemed to be “routine” and thus individual nominees, such as brokers, may vote on behalf of beneficial holders, we do not anticipate receiving any broker “non-votes.”

Recommendation of the Board of Directors

      The Board of Directors believes that the proposed amendment of the Abaxis 1998 Stock Option Plan to increase the number of shares of Abaxis common stock reserved for issuance under the Abaxis 1998

Stock Option Plan by 500,000 shares, from 3,386,000 to 3,886,000 shares, is in the best interests of Abaxis and its shareholders for the reasons stated above.

      THEREFORE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THIS PROPOSAL.

PROPOSAL NUMBER FOUR

REINCORPORATION IN THE STATE OF DELAWARE AND RELATED CHANGES

TO THE RIGHTS OF SHAREHOLDERS

General

      Abaxis’ Board of Directors has unanimously approved a proposal to change our state of incorporation from California to Delaware. The Board of Directors believes the change in domicile to be in the best interests of Abaxis and its shareholders for several reasons. Principally, the Board of Directors believes that reincorporation will enhance our ability to attract and retain qualified members of our Board of Directors as well as encourage directors to continue to make independent decisions in good faith on behalf of us. To date, we have not experienced difficulty in retaining directors. However, as a result of the significant potential liability and relatively small compensation associated with service as a director, it may become increasingly difficult for us to find and retain talented and experienced directors and officers. As a result, we believe that the more favorable corporate environment afforded by Delaware will enable it to compete more effectively with other public companies, most of which are incorporated in Delaware, to retain its current directors and officers and to attract and retain new directors and officers.

      Reincorporation in Delaware will allow us the increased flexibility and predictability afforded by Delaware law. Concurrent with the reincorporation, the Board of Directors proposes to include certain measures designed to protect shareholder interests in the event of hostile takeover attempts against us. The Board believes that these measures will enable it to more effectively consider any proposed takeover attempt and to negotiate terms that maximize the benefit to us and our shareholders, as discussed in more detail below. See Proposal No. 5, “Additional Shareholder Protection Measures.”

Implementation of Reincorporation

      The proposed reincorporation will be accomplished by merging Abaxis (“California Abaxis”) into a newly formed Delaware corporation which, just before the merger, will be a wholly owned subsidiary of Abaxis (the “Delaware Company” or “Delaware Abaxis”), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) attached as Appendix A to this Proxy Statement. Upon the effective date of the merger (the “Reincorporation Effective Date”), the Delaware Company’s name will be Abaxis, Inc. The reincorporation will not result in any change in our business, assets or liabilities, will not cause its corporate headquarters to be moved and will not result in any relocation of management or other employees. The incumbent officers and directors of Abaxis will also be the officers and directors of the Delaware Company on the Reincorporation Effective Date.

      As of August 30, 2002, Abaxis’ capital stock consisted of 35,000,000 authorized shares of common stock, without par value, of which 16,645,643 shares were issued and outstanding, and 5,000,000 authorized shares of Preferred Stock, without par value, 6,578 shares of which were outstanding and designated as Series D Convertible Preferred Stock and 7,370 shares of which were outstanding and designated as Series E Convertible Preferred Stock. On the Reincorporation Effective Date, the Delaware Abaxis will have the same number of outstanding shares of common stock and preferred stock that we had outstanding immediately prior to the Reincorporation Effective Date.

      Delaware Abaxis’ capital stock will consist of 35,000,000 authorized shares of common stock, par value $0.001, and 5,000,000 shares of Preferred Stock, $0.001 par value per share, of which 10,000 shares will be designated Series D Convertible Preferred Stock and 10,000 will be designated Series E Convertible Preferred Stock. As Abaxis has already issued shares of Series D and E Preferred Stock, the Delaware Company Certificate of Incorporation (the “Delaware Certificate”), through Certificates of Designation attached to this Proxy Statement as Appendix C and Appendix D, respectively, will accord the holders of the Series D and E Preferred Stock with identical rights, preferences and privileges as they currently hold, with the exception that they will become subject to Delaware rather than California law. The Delaware Company’s authorized but unissued shares of common stock and preferred stock will both be available for future issuance.

      Under the Delaware Certificate, as under Abaxis’ current Articles of Incorporation (the “California Articles”), the Board of Directors has the authority to determine or alter the rights, preferences, privileges and restrictions to be granted to or imposed upon any wholly unissued series of preferred stock and to fix the number of shares constituting any such series and to determine the designation thereof.

      On the Reincorporation Effective Date, each outstanding share of common stock, Series D Convertible Preferred Stock and Series E Convertible Preferred Stock of Abaxis will automatically convert into one share of common stock, Series D Convertible Preferred Stock or Series E Convertible Preferred Stock, as the case may be, of the Delaware Company, and shareholders of California Abaxis will automatically become stockholders of Delaware Abaxis. On the Reincorporation Effective Date, the number of outstanding shares of common stock of the Delaware Company will be equal to the number of shares of common stock of Abaxis outstanding immediately prior to the Reincorporation Effective Date. In addition, each outstanding option or right to acquire shares of common stock of Abaxis will be converted into an option or right to acquire an equal number of shares of common stock of the Delaware Company, under the same terms and conditions as the original options or rights. All of Abaxis’ employee benefit plans, including the 1998 Stock Option Plan, will be adopted and continued by the Delaware Company following the reincorporation. As the 1992 Outside Directors Plan expired on June 30, 2002, the Delaware Company will not make any new grants of stock options under this plan, although grants made prior to June 30, 2002, will continue to be outstanding and subject to exercise. Shareholders should recognize that approval of the proposed reincorporation will constitute approval of the adoption and assumption of those plans by the Delaware Company.

      No action need be taken by shareholders to exchange their stock certificates now; this will be accomplished at the time of the next transfer by the shareholder. Certificates for shares in Abaxis will automatically represent an identical number of shares in the Delaware Company upon completion of the reincorporation. Abaxis intends to apply for the listing and registration of the common stock of the Delaware Company on the Nasdaq National Market upon the Reincorporation Effective Date.

      If approved by the shareholders, it is anticipated that the reincorporation would be completed as soon thereafter as practicable. The reincorporation may be abandoned or the Merger Agreement may be amended, either before or after shareholder approval has been obtained, if in the opinion of the Board of Directors, circumstances arise that make such action advisable, provided that any amendment that would effect a material change from the charter provisions discussed in this Proxy Statement would require further approval by the holders of a majority of the outstanding voting shares.

Significant Changes Caused by the Reincorporation

      In general, Abaxis’ corporate affairs are governed at present by the corporate law of California, our state of incorporation, the California Articles and our Bylaws (the “California Bylaws”), which have been adopted pursuant to California law. The California Articles and Bylaws are available for inspection during business hours at the principal executive offices of Abaxis. In addition, copies may be obtained by writing to us at Abaxis, Inc., 3240 Whipple Road, Union City, California 94587 Attention: Corporate Secretary.

      If the reincorporation proposal is adopted, we will merge into, and our business will be continued by, the Delaware Company. Following the merger, issues of corporate governance and control will be controlled by Delaware law, rather than California law (however, see “Other Differences Between California and Delaware Law — Application of California Law After Reincorporation”). The California Articles and Bylaws will be replaced by the Delaware Certificate and the Delaware Company’s Bylaws (the “Delaware Bylaws”), copies of which are attached as Appendix B and Appendix E, respectively. The Certificates of Designation for the Series D and E Convertible Preferred Stock will each replaced by Certificates of Designation for the Delaware Company, attached as Appendix C and Appendix D, respectively, that are identical to the ones currently in effect except that the new certificates of designation will be governed by Delaware law. In the event any of the separate proposals for additional anti-takeover measures are approved by the requisite vote of shareholders, the Delaware Certificate and the Delaware

Bylaws will make provision for such measures, as set forth in the Merger Agreement and exhibits thereto. See Proposal No. 5, “Additional Shareholder Protection Measures.”

Reasons for the Reincorporation

      In recent years, a number of major public companies have obtained the approval of their shareholders to reincorporate in Delaware and this trend continues currently. For the reasons detailed below, we believe it is beneficial and important that Abaxis likewise avail itself of Delaware law.

      Greater Predictability and Responsiveness to Corporate Needs. Delaware has adopted comprehensive corporate laws which are revised regularly to meet changing business circumstances. The Delaware Legislature is particularly sensitive to issues regarding corporate law and is especially responsive to developments in modern corporate law. The Delaware courts have developed considerable expertise in dealing with corporate issues as well as a substantial body of case law construing Delaware’s corporate law and practice. As a result of these factors, it is anticipated that Delaware law will provide greater predictability in our legal affairs than is presently available under California law.

      Charter Provisions Deterring Hostile Takeovers. Reincorporation in Delaware may have the effect of deterring hostile takeover attempts. Our Board of Directors has proposed the revision in the Delaware Certificate and Bylaws of certain provisions available to certain public companies under Delaware law that deter hostile take-over attempts, such as the elimination of cumulative voting, exclusive right of the Board of Directors to set the number of directors, exclusive right of the Board of Directors to fill vacancies on our Board, blank check preferred, the elimination of the right of shareholders to act by written consent, and limiting the shareholders’ right to call a special meeting to shareholders who have at least 25% of the votes entitled to vote at that meeting. Several of these measures are not included in the California Articles and are not currently applicable to Abaxis under California law. Accordingly, those matters that do need shareholder approval are presented for separate consideration and vote by the shareholders. Certain disadvantages of anti-takeover measures generally are also reviewed below. See Proposal No. 5, “Additional Shareholder Protection Measures.”

      More Certainty Regarding Indemnification and Limitation of Liability for Directors. In 1986, Delaware amended its corporate law to allow corporations to limit the personal monetary liability of its directors for their conduct as directors under certain circumstances. Delaware law does not permit a Delaware corporation to limit or eliminate the liability of its directors for intentional misconduct, bad faith conduct or any transaction from which the director derives an improper personal benefit or for violations of federal laws such as the federal securities laws. In 1987, California amended its corporate law in a manner similar to Delaware to permit a California corporation to limit the personal monetary liability of its directors for their conduct as directors under certain circumstances. Our Board of Directors believes that the protection from liability for directors is somewhat more certain under the Delaware law than under the California law and therefore that our objectives in adopting this type of provision can be better achieved by reincorporation in Delaware. Our directors have elected to adopt such a provision in the Delaware Certificate and Bylaws. Our Board believes that Delaware reincorporation will enhance Abaxis’ ability to recruit and retain directors in the future; however, the shareholders should be aware that such a provision inures to the benefit of the directors, and the interest of the Board in recommending the reincorporation may therefore be in conflict with the interests of the shareholders. See subsections entitled, “Limitations on Director Liability” and “Indemnification of Officers and Directors” in the chart below for a more complete discussion of these issues.

      The interests of the Board of Directors, management and affiliated shareholders in voting on the reincorporation proposal may not be the same as those of unaffiliated shareholders. Delaware law does not afford minority shareholders some of the rights and protections available under California law. Reincorporation of Abaxis in Delaware may make it more difficult for minority shareholders to elect directors and influence Company policies. A discussion of the principal differences between California and Delaware law as they affect shareholders begins below.

Delaware Corporation Law Compared to California Corporation Law

      The following chart is only a summary of the more important differences in the corporation laws of Delaware and California and does not purport to be an exhaustive discussion. It is qualified in its entirety by reference to the California Corporations Code, the Delaware General Corporation Law, the California Articles and Bylaws and the Delaware Certificate and Bylaws. Both California and Delaware law provide that some of the statutory provisions as they affect various rights of holders of shares may be modified by provisions in the charter or bylaws of a corporation. Shareholders are requested to read the following chart in conjunction with the discussion following the chart and the Merger Agreement, the Delaware Certificate and the Delaware Bylaws attached to this Proxy Statement. In addition, the Board of Directors is proposing additional anti-takeover measures for separate consideration and vote by the shareholders. A summary of those provisions is discussed below. See Proposal No. 5, “Additional Shareholder Protection Measures.”

Issue	Delaware	California

Limitation of Liability of Directors and Officers	Delaware law permits the limitation of liability of directors and officers to the company or shareholders except in connection with (i) breaches of the duty of loyalty; (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (iii) the payment of unlawful dividends or unlawful stock purchases or redemptions; or (iv) transactions in which a director received an improper personal benefit.	California law contains additional exceptions to the liability limitations of directors and officers. Please see discussion below.

Indemnification of Directors and Officers	Delaware law could result in indemnification of directors and officers in circumstances where California law would not permit indemnification and provides more certainty as a result of extensive case law on indemnification issues.	California law permits indemnification under certain circumstances, subject to certain limitations.
Number of Directors	Determined solely by resolution of the Board of Directors pursuant to the Delaware Certificate.	Determined by Board within the range set in the California Bylaws. Changes in the authorized range must be approved by the shareholders.

Issue	Delaware	California

Filling Board Vacancies	Delaware law provides for the Delaware Court of Chancery to order an election to fill vacancies or newly created directorships upon the application of the holders of 10% of the outstanding shares having a right to vote for such directors, if at the time of filling such vacancies or directorships, the directors then in office constitute less than a majority of the entire board as constituted immediately prior to any increase. The Delaware Certificate and Bylaws provide vacancies may be filled only by a majority vote of the directors then in office, though less than a quorum, or by a sole remaining director.	The California Articles are silent on filling vacancies. The California Bylaws provide that the Board of Directors may fill vacancies by a majority vote of the directors then in office, whether or not less than a quorum, or by a sole remaining director. When a vacancy is created by the removal of a director, the vacancy may be filled only by the vote of a majority of the shares, or by the unanimous written consent of all of the shareholders. Shareholders may fill any vacancies when not filled by the Board by a vote or written consent of a majority of the shares.

Blank Check Preferred	The Delaware Certificate provides for the issuance of preferred stock with terms set by the Board of Directors.	The California Articles provide for the issuance of preferred stock with terms set by the Board of Directors.

Advance Notice Requirement	There are no specific statutory regulations. The Delaware Bylaws require timely notice which is not less than 120 days in advance of the date the proxy statement was released to shareholders in connection with the previous year’s annual meeting.	There are no specific statutory regulations. The California Bylaws require timely notice according to the Securities Exchange Act of 1934.

Tender Offer Statute	Restricts mergers in two step takeovers, without Board approval of first step.	Restricts mergers in two step takeovers unless (i) common stock is issued, (ii) the unanimous affirmative vote of shareholders is obtained, or (iii) there is Department of Corporations approval.

Loans to Officers and Directors	Under Delaware law, the Board may authorize if the loans may reasonably be expected to benefit Abaxis. However, under the recently enacted Sarbanes-Oxley Act of 2002, Abaxis ability to make loans to any officer or director will be severely restricted.	Loans may be made only with shareholder approval unless Bylaws permitting loans by Board approval only are approved by the shareholders.

Issue	Delaware	California

Right of Shareholders to Inspect Shareholder List	Permitted for any purpose reasonably related to a shareholder’s interest as a shareholder.	Permitted for any purpose reasonably related to shareholder’s interest as a shareholder. Also, an absolute right to 5% shareholders and certain 1% shareholders.
Appraisal Rights	Generally available if shareholders receive new shares in exchange for their shares and in certain other circumstances.	Available in certain circumstances if the holders of 5% of the class assert such rights.

Dividends	Paid from surplus (including paid-ion and earned surplus or net profits).	Generally limited to the greater of (i) retained earnings or (ii) an amount which would leave Abaxis with assets of 125% of liabilities and current assets of 100% of current liabilities.

Other	Responsive legislature and larger body of corporate case law in Delaware provides more predictable corporate legal environment in Delaware.	Less mature body of prior case law.

Class Vote for Reorganization	Generally not required unless a reorganization adversely affects a specific class of shares.	A reorganization transaction must generally be approved by a majority vote of each class of shares outstanding.

Limitation of Liability and Indemnification

      Limitations on Director Liability. Both California and Delaware permit a corporation to limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of certain duties as a director. The California and Delaware laws adopt a self-governance approach by enabling a corporation to take advantage of these provisions only if an amendment to the charter limiting such liability is approved by a majority of the outstanding shares or such language is included in the original charter.

      The California Articles eliminate the liability of directors to the corporation to the fullest extent permissible under California law. California law does not permit the elimination of monetary liability where such liability is based on: (i) intentional misconduct or knowing and culpable violation of law; (ii) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders, or that involve the absence of good faith on the part of the director; (iii) receipt of an improper personal benefit; (iv) acts or omissions that show reckless disregard for the director’s duty to the corporation or its shareholders, where the director in the ordinary course of performing a director’s duties should be aware of a risk of serious injury to the corporation or its shareholders; (v) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director’s duty to the corporation and its shareholders; (vi) interested transactions between the corporation and a director in which a director has a material financial interest; or (vii) liability for improper distributions, loans or guarantees.

      The Delaware Certificate also eliminates the liability of directors to the fullest extent permissible under Delaware law, as such law exists currently or as it may be amended in the future. Under Delaware law, such provision may not eliminate or limit director monetary liability for: (i) breaches of the director’s duty of loyalty to the corporation or its shareholders; (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (iii) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (iv) transactions in which the director received an improper personal benefit. Such limitation of liability provision also may not limit director’s liability for violation of, or otherwise relieve the Delaware Company or its directors from the necessity of complying with, federal or state securities laws or affect the availability of non-monetary remedies such as injunctive relief or rescission.

      Shareholders should recognize that the proposed reincorporation and associated measures are designed to shield a director from suits by the Delaware Company or its shareholders for monetary damages for negligence or gross negligence by the director in failing to satisfy the director’s duty of care. As a result, an action for monetary damages against a director predicated on a breach of the duty of care would be available only if the Delaware Company or its shareholders were able to establish that the director was disloyal in his conduct, failed to act in good faith, engaged in intentional misconduct, knowingly violated the law, derived an improper personal benefit or approved an illegal dividend or stock repurchase. Consequently, the effect of such measures may be to limit or eliminate an effective remedy which might otherwise be available to a shareholder who is dissatisfied with Board of Directors’ decisions. Although an aggrieved shareholder could sue to enjoin or rescind an action taken or proposed by the Board of Directors, such remedies may not be timely or adequate to prevent or redress injury in all cases.

      We believe that our directors are motivated to exercise due care in managing our affairs primarily by concern for the best interests of Abaxis and our shareholders rather than by the fear of potential monetary damage awards. As a result, we believe that the reincorporation proposal should sustain the Board of Directors’ continued high standard of corporate governance without any decrease in accountability by directors and officers to Abaxis and its shareholders.

      Indemnification of Officers and Directors. The California Articles and Bylaws and the Delaware Certificate and Bylaws relating to indemnification similarly require that the California Company and the Delaware Company, respectively, indemnify its directors and its executive officers to the fullest extent permitted by the applicable state law, provided, that Abaxis may modify the extent of such indemnification by individual contracts with its directors and executive officers, and, provided, further, that Abaxis will not be required to indemnify any director or executive officer in connection with a proceeding initiated by such person, with certain exceptions. Such charter documents and Bylaws permit the California Company and the Delaware Company, respectively, to provide indemnification to its other officers, employees and agents as set forth in the respective state law. Such indemnification is intended to provide the full flexibility available under such laws. The Delaware Bylaws contain a provision with respect to monetary advances in that the Delaware Company is required to advance expenses related to any proceeding contingent on such person’s commitment to repay any advances unless it is determined ultimately that such persons are entitled to be indemnified.

      California and Delaware have similar laws with respect to indemnification by a corporation of its officers, directors, employees and other agents. There are nonetheless certain differences between the laws of the two states.

      Indemnification is permitted by both California and Delaware law, provided the requisite standard of conduct is met, as determined by a majority vote of a disinterested quorum of the directors, independent legal counsel (if a quorum of independent directors is not obtainable), a majority vote of a quorum of the shareholders (excluding shares owned by the indemnified party) or the court handling the action. California law requires indemnification when the individual has successfully defended the action on the merits, as opposed to Delaware law which requires indemnification relating to a successful defense on the merits or otherwise.

      Delaware law generally permits indemnification of expenses incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a disinterested quorum of the directors, by independent legal counsel or by a majority vote of a quorum of the shareholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in or (in contrast to California law) not opposed to the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation.

      California law permits indemnification of expenses incurred in derivative or third-party actions, except that with respect to derivative actions (i) no indemnification may be made without court approval when a person is adjudged liable to the corporation in the performance of that person’s duty to the corporation and its shareholders, unless a court determines such person is entitled to indemnity for expenses, and then such indemnification may be made only to the extent that such court shall determine and (ii) no indemnification may be made under California law, without court approval, in respect of amounts paid or expenses incurred in settling or otherwise disposing of a threatened or pending action or amounts incurred in defending a pending action which is settled or otherwise disposed of without court approval. Delaware law allows indemnification of expenses actually and reasonably incurred, subject to the same limitations as set forth above. Delaware law is silent on the right of indemnification regarding settlements of derivative actions.

      California corporations may include in their Articles of Incorporation a provision that extends the scope of indemnification through agreements, Bylaws or other corporate action beyond that specifically authorized by statute. The California Articles include such a provision and the California Bylaws expressly indemnify officers and directors acting in good faith on behalf of Abaxis to the fullest extent permitted by California law.

      Under Delaware law, rights to indemnification and expenses are non-exclusive, in that they need not be limited to those expressly provided by statute. Under Delaware law and the Delaware Certificate and Bylaws, the Delaware Company is permitted to indemnify its directors, officers, employees and other agents, within the limits established Bylaw and public policy, pursuant to an express contract, Bylaw provision, shareholder vote or otherwise, any or all of which could provide indemnification rights broader than those currently available under the California Bylaws or the California indemnification statutes. The Delaware Bylaws provides: (i) the Delaware Company is required to indemnify its officers and directors to the fullest extent permitted Bylaw, including those circumstances in which indemnification would otherwise be discretionary; (ii) the Delaware Company is required to advance expenses to its officers and directors as incurred, including expenses related to obtaining a determination that such officers and directors are entitled to indemnification, provided that they undertake to repay the amount advanced if it is ultimately determined that they are not entitled to indemnification; (iii) an officer or director may bring suit against the Delaware Company if a claim for indemnification is not timely paid; (iv) the Delaware Company is authorized to enter into indemnification agreements with its officers and directors; and (v) the Delaware Company may not retroactively amend the indemnification provision in its Bylaws in a way which is adverse to its officers or directors or former officers or directors. The Delaware Company plans to enter into indemnification agreements with its officers and directors upon completion of the proposed reincorporation in the form attached as Appendix F to this Proxy Statement (the “Delaware Indemnity Agreement”). The Delaware Indemnity Agreement contains certain additional limitations on indemnification for expenses in suits against Abaxis not contained in the indemnification agreements currently in effect.

Principal Terms of the Delaware Indemnity Agreements

      1.     Indemnification rights may be provided under the Delaware Indemnity Agreement to a person in his capacity as a present or former director, officer, employee or other Agent (as such, term is defined in the Delaware Indemnity Agreement) of Abaxis (the “Indemnitee”) in connection with a threatened, pending or completed proceeding, whether civil, criminal, administrative or investigative. Indemnification rights are also provided to an Indemnity’s heirs, executors and administrators to the same extent they would be provided to the Indemnitee were he or she still alive.

      2.     Abaxis must maintain in effect directors’ and officers’ liability insurance naming the Indemnitee as an insured in reasonable amounts from established and reputable insurers, unless such insurance is not available on reasonable terms.

      3.     Abaxis must indemnify against all expenses reasonably incurred by an Indemnitee to the extent he or she has been successful in the defense of any proceeding (including an action by or in the right of Abaxis such as a derivative action).

      4.     Abaxis is required to indemnify against any expenses and liabilities (including judgments, fines, ERISA excise taxes and penalties, and amounts paid in settlement) actually and reasonably incurred by an Indemnitee in connection with any proceeding (other than an action by or in the right of Abaxis), provided the Indemnitee’s actions met the required standard of conduct.

      5.     In connection with proceedings brought by or in the right of Abaxis against the Indemnitee (including derivative actions), Abaxis is required to indemnify against expenses actually and reasonably incurred by the Indemnitee, provided that his or her actions met the required standard of conduct. However, no indemnification is required in such proceeding to the extent the Indemnitee is finally adjudged liable to Abaxis unless the court determines that, in view of all the circumstances, the Indemnitee is fairly and reasonably entitled to indemnification.

      6.     Abaxis is required to advance expenses incurred by the Indemnitee in connection with the investigation, defense, settlement or appeal of any proceeding, provided that the Indemnitee undertakes to repay any amounts for which he or she is ultimately determined not to be entitled to indemnification. This provision of the Delaware Indemnity Agreement expands upon Section 145 of the Delaware General Corporation Law, which is silent on advances of expenses incurred in connection with investigation, settlement and appeal.

      7.     The Indemnitee may enforce in court any right to indemnification or advances granted by the Indemnity Agreement if (i) his or her claim is denied in whole or in part, or (ii) no disposition of his or her claim is made within 90 days of his or her request therefor. If successful in an enforcement action, the Indemnitee is entitled to be paid the expenses of prosecuting his or her claim.

      If the proposed reincorporation is approved, the indemnification agreements also will be approved by Abaxis’ shareholders. Thus a vote in favor of the proposed reincorporation will also ratify and approve the indemnification agreements in substantially the form attached as Appendix F to this Proxy Statement. Although the law in this regard is not certain, shareholders who vote in favor of the reincorporation proposal, and thereby approve the indemnity contracts, may be prevented from challenging the validity of the indemnity contracts in a subsequent court proceeding.

      The indemnification and limitation of liability provisions of California law, and not Delaware law, will apply to actions of the directors and officers of the California Company made prior to the proposed reincorporation. Nevertheless, the Board has recognized in considering this reincorporation proposal that the individual directors have a personal interest in obtaining the application of Delaware law to such indemnity and limitation of liability issues affecting them and Abaxis in the event they arise from a potential future case, and that the application of Delaware law, to the extent that any director or officer is actually indemnified in circumstances where indemnification would not be available under California law, would result in expense to Abaxis which Abaxis would not incur if Abaxis were not reincorporated. The Board believes, however, that the overall effect of reincorporation is to provide a corporate legal environment that enhances Abaxis’ ability to attract and retain high quality outside directors and thus benefits the interests of Abaxis and its shareholders.

      There is no pending or, to Abaxis’ knowledge, threatened litigation to which any of its directors is a party in which the rights of Abaxis or its shareholders would be affected if Abaxis currently were subject to the provisions of Delaware law rather than California law.

      California and Delaware corporate law, the California Certificate and Bylaws and the Delaware Certificate and Bylaws, as well as any indemnity agreements, may permit indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) or the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board of Directors has been advised that, in the opinion of the Securities and Exchange Commission, indemnification for liabilities arising under the

Securities Act and the Exchange Act may be contrary to public policy and therefore may be unenforceable, absent a decision to the contrary by a court of appropriate jurisdiction.

Anti-Takeover Measures

      General. Delaware law is widely viewed to permit a corporation greater flexibility in governing its internal affairs and its relationships with shareholders and other parties than do the laws of many other states, including California. In particular, Delaware law permits a corporation to adopt a number of measures designed to reduce a corporation’s vulnerability to hostile takeover attempts. Certain of such measures are either not currently permitted or are more narrowly drawn under California law. Among these measures are those described below and under Proposal No. 5, “Additional Shareholder Protection Measures.”

      The measures described below are either included in the California Articles or provided in California law and applicable to Abaxis currently, in substantially similar terms. The Board of Directors is proposing certain additional anti-takeover measures not currently applicable to Abaxis for separate consideration and vote by the shareholders. See Proposal No. 5, “Additional Shareholder Protection Measures”.

      Shareholder Rights Plan/ Poison Pills. In addition, certain types of “poison pill” defenses, also known as shareholder rights plans, have been upheld by Delaware courts, while California courts have yet to decide on the validity of such defenses, thus rendering their effectiveness in California less certain. The Board of Directors has determined that concurrent or subsequent with the reincorporation of Abaxis into Delaware, it will likely undertake an evaluation of adoption of a shareholder rights plan and is likely to in fact adopt such a plan, although the Board of Directors does not have knowledge that any attempt to gain control of Abaxis is being contemplated. The adoption of a shareholder rights plan by the Board of Directors would be intended to protect Abaxis’ shareholders in the event of an unfair or coercive offer to acquire a block of Abaxis stock, but would not be intended to prevent takeovers and tender offers or business combinations that are approved by Abaxis’ Board of Directors.

      Number of Directors. California law allows the number of persons constituting the board of directors of a corporation to be fixed by the Bylaws or the Articles of Incorporation, or permits the Bylaws to provide that the number of directors may vary within a specified range. California law further provides that, in the case of a variable board, the maximum number of directors may not exceed two times the minimum number minus one. The California Bylaws provide for a board of directors that may vary between four and seven members, inclusive, and the exact number of directors has been fixed at five. California law also requires that any change in a fixed number of directors and any change in the range of a variable board of directors specified in the Articles of Incorporation and Bylaws must be approved by a majority in interest of the outstanding shares entitled to vote (or such greater proportion of the outstanding shares as may be required by the Articles of Incorporation), provided that a change reducing the minimum number of directors to less than five cannot be adopted if votes cast against adoption are equal to more than 16 2/3% of the outstanding shares entitled to vote. The California Bylaws require the vote of a majority in interest of the voting power of all of the then outstanding shares to change the range of Abaxis’ variable Board of Directors.

      Delaware law permits a board of directors to change the authorized number of directors by amendment to the Bylaws unless the number of directors is fixed in the Certificate of Incorporation or the manner of fixing the number of directors is set forth in the Certificate of Incorporation, in which case the number of directors may be changed only by amendment of the Certificate of Incorporation or consistent with the manner specified in the Certificate of Incorporation, as the case may be. The Delaware Certificate provides that the exact number of directors shall be fixed from time to time exclusively by the Board of Directors by resolution.

      Filling Board Vacancies. Under California law, if, after the filling of any vacancy by the directors of a corporation, the directors then in office who have been elected by the corporation’s shareholders constitute less than a majority of the directors then in office, then: (i) any holder of more than 5% of the corporation’s voting stock may call a special meeting of shareholders, or (ii) the superior court of the appropriate county may order a special meeting of the shareholders to elect the entire board of directors of the corporation. Delaware law provides that if, at the time of filling any vacancy or newly created directorship, the directors then in office constitute less than a majority of the entire board of directors as constituted immediately prior to any increase, the Delaware Court of Chancery may, upon application of any shareholder or shareholders holding at least 10% of the total number of shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships or to replace the directors chosen by the directors then in office. The proposed Delaware Certificate and Bylaws provide that vacancies shall be filled only by the affirmative vote of a majority of directors then in office, even if such directors comprise less than a quorum of the Board of Directors, or by the sole remaining director, unless the Board of Directors determines by resolution that any such vacancies be filled by the shareholders, or as otherwise provided Bylaw. The California Articles are silent on filling vacancies. The California Bylaws provide that the Board of Directors may fill vacancies by a majority vote of the directors then in office, whether or not less than a quorum, or by a sole remaining director. Shareholders may fill any vacancies that have not been filled by the Board by a vote or written consent of a majority of the shares entitled to vote, except when a vacancy is created by the removal of a director, where the vacancy may be filled only by the vote of a majority of the shares, or by the unanimous written consent of all of the shareholders entitled to vote.

      Advance Notice Requirement for Shareholder Proposals and Director Nominations. There is no specific statutory requirement under California or Delaware law with regard to advance notice of director nominations and shareholder proposals. Absent a bylaw restriction, director nominations and shareholder proposals may be made without advance notice at the annual meeting. However, federal securities laws generally provide that shareholder proposals that the proponent wishes to include in Abaxis’ proxy materials must be received not less than 120 days in advance of the proxy statement released in connection with the previous year’s annual meeting.

      Both the California Bylaws and the Delaware Bylaws provide that in order for director nominations or shareholder proposals to be properly brought before the meeting, the shareholder must have delivered timely notice to the Secretary of Abaxis. To be timely under the California Bylaws, the shareholder’s proposal must be received at the principle offices of Abaxis no later than the date required by the Exchange Act. To be timely under the Delaware Bylaws, a shareholder proposal to be presented at an annual meeting shall be received at the Delaware Company’s principal executive offices no less than 120 days in advance of the date that Abaxis’ proxy statement was released to shareholders in connection with the previous year’s annual meeting of shareholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been advanced by more than 30 calendar days from the date contemplated at the time of the previous year’s proxy statement, notice by the shareholders to be timely must be received no later than the close of business on the tenth day following the day on which the date of the annual meeting is publicly announced.

      Blank Check Preferred. After the reincorporation, Delaware Abaxis would retain the rights currently available to Abaxis under California law to issue shares of its authorized but unissued capital stock. Following the Reincorporation Effective Date, shares of authorized and unissued common stock and preferred stock of the Delaware Company could (within the limits imposed by applicable law) be issued in one or more transactions, or preferred stock could be issued with terms, provisions and rights which would make more difficult and, therefore, less likely, a takeover of the Delaware Company. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of existing shares of common stock and preferred stock, and such additional shares could be used to dilute the stock ownership of persons seeking to obtain control of the Delaware Company.

      It should be noted that the voting rights to be accorded to any unissued series of preferred stock of the Delaware Company (“Delaware Preferred Stock”) remain to be fixed by the Delaware Board. Accordingly, if the Delaware Board so authorizes, the holders of Delaware Preferred Stock may be entitled to vote separately as a class in connection with approval of certain extraordinary corporate transactions in circumstances where Delaware law does not ordinarily require such a class vote, or might be given a disproportionately large number of votes. Such Delaware Preferred Stock could also be convertible into a large number of shares of common stock of the Delaware Company under certain circumstances or have other terms which might make acquisition of a controlling interest in the Delaware Company more difficult or more costly, including the right to elect additional directors to the Delaware Board. Potentially, the Delaware Preferred Stock could be used to create voting impediments or to frustrate persons seeking to effect a merger or otherwise to gain control of the Delaware Company. Also, the Delaware Preferred Stock could be privately placed with purchasers who might side with the management of the Delaware Company in opposing a hostile tender offer or other attempt to obtain control.

      Future issuances of Delaware Preferred Stock as an anti-takeover device, such as under a shareholder rights plan also known as a “poison pill,” might preclude shareholders from taking advantage of a situation which might otherwise be favorable to their interests. In addition (subject to the considerations referred to above as to applicable law), the Delaware Board could authorize issuance of shares of common stock of the Delaware Company (“Delaware common stock”) or Delaware Preferred Stock to a holder who might thereby obtain sufficient voting power to ensure that any proposal to alter, amend or repeal provisions of the Delaware Certificate unfavorable to a suitor would not receive the necessary vote of a majority of the voting stock required for certain of the proposed amendments (as described below).

      If the reincorporation is approved, it is not the present intention of the Board of Directors to seek shareholder approval prior to any issuance of the Delaware Preferred Stock or Delaware common stock, except as required Bylaw or regulation. Frequently, opportunities arise that require prompt action, and it is the belief of the Board of Directors that the delay necessary for shareholder approval of a specific issuance would be a detriment to the Delaware Company and its shareholders. The Board of Directors does not intend to issue any preferred stock except on that the Board of Directors deems to be in the best interests of the Delaware Company and its then existing shareholders. The Board currently has the right to issue preferred stock without shareholder approval under the California Articles.

      Tender Offer Statutes. A Delaware statute regulates tender offers and is intended to limit coercive takeovers of companies incorporated in that state. The Delaware law, Section 203, provides that a corporation may not engage in any business combination with any interested shareholder for a period of three years following the date that such shareholder became an interested shareholder unless (i) prior to the date the shareholder became an interested shareholder the Board of Directors approved the business combination or the transaction which resulted in the shareholder becoming an interested shareholder, or (ii) upon consummation of the transaction which resulted in the shareholder becoming an interested shareholder, the interested shareholder owned at least 85%, of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding those shares owned by persons who are directors and also officers and employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or (iii) the business combination is approved by the Board of Directors and authorized by 66 2/3% of the outstanding voting stock which is not owned by the interested shareholder. An interested shareholder means any person that is the owner of 15% or more of the outstanding voting stock; however, the statute provides for certain exceptions to parties who otherwise would be designated interested shareholders, including an exception for parties that held 15% or more of the outstanding voting stock as of December 23, 1987. Any corporation may decide to opt out of the statute in its original Certificate of Incorporation or at any time by action of its shareholders. Abaxis does not intend to opt out of the statute.

      In contrast, California law requires that holders of a California corporation’s common stock receive nonredeemable common stock in a merger of the corporation with the holder (or an affiliate of the holder) of more than 50% but less than 90% of its common stock, unless all of the holders of its common stock consent to the merger or the merger has been approved by the California Commissioner of Corporations at a “fairness hearing.” This provision of California law may have the effect of making a cash “freezeout” merger by a majority shareholder more difficult to accomplish. A cash freezeout merger is a transaction whereby a minority shareholder is forced to relinquish his share ownership in a corporation in exchange for cash, subject in certain instances to dissenters’ rights. Delaware law has no comparable provision.

Other Key Differences Between California and Delaware Law

      Loans To Officers, Directors and Employees. California law provides that any loan or guaranty (other than loans to permit the purchase of shares under certain stock purchase plans) for the benefit of any officer or director, or any employee benefit plan authorizing such loan or guaranty (except certain employee stock purchase plans), must be approved by the shareholders of a California corporation. However, a bylaw approved by the shareholders may provide that the Board alone may approve such loan, guaranty or plan by a vote sufficient without counting the vote of any interested director or directors if the Board determines that such loan, guaranty or plan may reasonably be expected to benefit the corporation. The California Bylaws currently provide for this. Under Delaware law, a corporation may make loans to, or guarantee the obligations of, officers or other employees when, in the judgment of the board of directors, the loan or guaranty may reasonably be expected to benefit the corporation. Both California law and Delaware law permit such loans or guaranties to be unsecured and without interest. However, under the Sarbanes-Oxley Act of 2002, Abaxis’ ability to make loans to any officer or director will be severely restricted.

      Class Vote For Certain Reorganizations. With certain exceptions, California law requires that mergers, reorganizations, certain sales of assets and similar transactions be approved by a majority vote of each class of shares outstanding. Delaware law generally does not require class voting for such transactions, except in certain situations involving an amendment to the Certificate of Incorporation which adversely affects a specific class of shares.

      Inspection Of Shareholder Lists. California law provides for an absolute right of inspection of the shareholder list for shareholders holding 5% or more of a corporation’s outstanding voting shares or shareholders holding 1% or more of such shares who have filed a Schedule 14A with the SEC. Delaware law provides no such absolute right of shareholder inspection. However, both California and Delaware law permit any shareholder of record to inspect the shareholder list for any purpose reasonably related to that person’s interest as a shareholder.

      Appraisal Rights. Under both California law and Delaware law, a shareholder of a corporation participating in certain mergers and reorganizations may be entitled to receive cash in the amount of the “fair value” (Delaware) or “fair market value” (California) of its shares, as determined by a court, in lieu of the consideration it would otherwise receive in the transaction. The limitations on such dissenters’ appraisal rights are somewhat different in California and Delaware.

      Shareholders of a California corporation, the shares of which are listed on a national securities exchange or on the OTC margin stock list, generally do not have appraisal rights unless the holders of at least 5% of the class of outstanding shares assert the appraisal right. In any reorganization in which one corporation or the shareholders of one corporation own more than  5/6 of the voting power of the surviving or acquiring corporation, shareholders are denied dissenters’ rights under California law. For this reason, appraisal rights will not be available to Abaxis shareholders in connection with the Reincorporation Proposal.

      Under Delaware law appraisal rights are not available to shareholders with respect to a merger or consolidation by a corporation, the shares of which are either listed on a national securities exchange or designated as a national market system security or an interdealer quotation system security by the National Association of Securities Dealers, Inc., or are held of record by more than 2,000 holders if the shareholders receive shares of the surviving corporation or shares of any other corporation which are similarly listed or dispersed, and the shareholders do not receive any other property in exchange for their shares except cash for fractional shares. Appraisal rights are also unavailable under Delaware law to shareholders of a corporation surviving a merger if no vote of those shareholders is required to approve the merger because, among other things, the number of shares to be issued in the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately before the merger and certain other conditions are met.

      In addition, Delaware law does not provide stockholders with voting or appraisal rights when a corporation acquires another business through the issuance of its stock, whether in exchange for assets or stock or in a merger with a subsidiary. California law treats these kinds of acquisitions in the same manner as a merger of the corporation directly with the business to be acquired and provides appraisal rights in the circumstances described in the preceding paragraph.

      Dividends. Under California law, any dividends or other distributions to shareholders, such as redemptions, are limited to the greater of (i) retained earnings or (ii) an amount which would leave the corporation with assets (excluding certain intangible assets) equal to at least 125% of its liabilities (excluding certain deferred items) and current assets equal to at least 100% (or, in certain circumstances, 125%) of its current liabilities. Delaware law allows the payment of dividends and redemption of stock out of surplus (including paid-in and earned surplus) or out of net profits for the current and immediately preceding fiscal years.

      Abaxis has never paid a cash dividend on our common stock, and the Delaware Company does not anticipate paying any cash dividends on common stock in the foreseeable future. However, under the terms of the Certificates of Designation of each of the Series D and Series E Convertible Preferred Stock, holders of the Series D and Series E Convertible Preferred Stock have been, and will continue to be, entitled to receive semi-annual dividend payments.

      Application of California Law After Reincorporation. California law provides that if (i) the average of certain property, payroll and sales factors results in a finding that more than 50% of the Delaware Company’s business is conducted in California, and in a particular fiscal year more than 50% of the Delaware Company’s outstanding voting securities are held of record by persons having addresses in California, and (ii) Abaxis’ shares are traded in the Nasdaq National Market and are held by fewer than 800 shareholders, as of its most recent annual meeting of shareholders, then the Delaware Company would become subject to certain provisions of California law regardless of its state of incorporation.

      Because Abaxis’ common stock is traded in the Nasdaq National Market and Abaxis’ shares are held by at least 800 shareholders as of our most recent annual meeting of shareholders, California law will not apply to the Delaware Company if the reincorporation is approved. Abaxis would not be subject to California law as long as it continued to meet both of these requirements.

      If the Delaware Company were to become subject to the provisions of California law referred to above, and such provisions were enforced by California courts in a particular case, many of the Delaware laws described in this Proxy Statement would not apply to the Delaware Company. Instead, the Delaware Company could be governed by certain California laws, including those regarding liability of directors for breaches of the duty of care, indemnification of directors, dissenters’ rights of appraisal, removal of directors as well as certain other provisions discussed above, to the exclusion of Delaware law. The effects of applying both Delaware and California laws to a Delaware corporation whose principal operations are based in California have not yet been determined.

Summary of Federal Tax Consequences of the Reincorporation

      The reincorporation is intended to be a reorganization of capital stock under the Internal Revenue Code of 1986, as amended. Generally, for federal income tax purposes, no gain or loss should be recognized by holders of Abaxis as a result of the reincorporation and no gain or loss should be recognized by Abaxis or the Delaware Company.

      Each former holder of common stock of Abaxis should have the same basis in the common stock of the Delaware Company received pursuant to the reincorporation as such shareholder had in the common stock of Abaxis held by such shareholder at the time of consummation of the reincorporation. A shareholder’s holding period with respect to the common stock of the Delaware Company received in the reincorporation should include the period during which the shareholder held the corresponding shares of common stock of Abaxis; provided that the shares of common stock of Abaxis were held by the shareholder as capital assets at the time of consummation of the reincorporation. Tax provisions are complex and subject to change and this summary does not purport to be a complete discussion of all the possible tax consequences of the reincorporation under federal laws. Abaxis has not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the reincorporation.

      EACH SHAREHOLDER SHOULD CONSULT THEIR OWN TAX ADVISERS REGARDING THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE MERGER, INCLUDING THE APPLICABILITY OF THE LAWS OF ANY STATE OR OTHER JURISDICTION.

Vote Required

      If a quorum is present and voting, the passage of this proposal requires the affirmative vote of the holders of a majority of both our (a) common stock, voting as a single class, plus (b) our Series D and Series E Convertible Preferred Stock, voting as a single class and assuming the conversion of the Series D and Series E Convertible Preferred Stock into shares of our common stock. Abstentions and broker “non-votes” are not votes cast affirmatively and consequently will be deemed as votes against the proposals.

Recommendation of the Board

      The Board of Directors believes that the proposed reincorporation of Abaxis in Delaware and all related matters is in the best interests of the shareholders of Abaxis and Abaxis itself for the reasons stated above.

      THEREFORE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THIS PROPOSAL TO REINCORPORATE IN DELAWARE AND CERTAIN RELATED MATTERS.

      A VOTE FOR THE REINCORPORATION PROPOSAL WILL CONSTITUTE APPROVAL OF THE MERGER, THE DELAWARE CERTIFICATE (WITHOUT SHAREHOLDER PROTECTION MEASURES SET FORTH UNDER PROPOSAL NO. 5 UNLESS SEPARATELY APPROVED BY THE SHAREHOLDERS), THE DELAWARE BYLAWS (WITHOUT SHAREHOLDER PROTECTION MEASURES SET FORTH UNDER PROPOSAL NO. 5 UNLESS SEPARATELY APPROVED BY THE SHAREHOLDERS), THE FORM OF INDEMNIFICATION AGREEMENT AND ENTERING INTO INDEMNIFICATION AGREEMENTS WITH EACH CURRENT OFFICER AND DIRECTOR, THE ADOPTION AND ASSUMPTION BY THE DELAWARE COMPANY OF THE ABAXIS’ 1998 STOCK OPTION PLAN (WITHOUT AMENDMENTS SET FORTH UNDER PROPOSAL NO. 3 UNLESS SEPARATELY APPROVED BY THE SHAREHOLDERS) AND THE 1992 OUTSIDE DIRECTORS STOCK OPTION PLAN, AND ALL OTHER ASPECTS OF THIS PROPOSAL NO. 4. SEE PROPOSAL NO. 5, “ADDITIONAL SHAREHOLDER PROTECTION MEASURES,” AND PROPOSAL NO. 3, “AMENDMENT TO THE 1998 STOCK OPTION PLAN.”

PROPOSAL NUMBER FIVE

ADDITIONAL SHAREHOLDER PROTECTION MEASURES

      As described under Proposal No. 4, “Reincorporation in the State of Delaware and Related Changes to the Rights of Shareholders,” our Board of Directors has unanimously approved a proposal to change our state of incorporation from California to Delaware. In addition, if Proposal No. 4 is approved, the Board has also proposed the inclusion in the Delaware Certificate and Bylaws of certain provisions available to public companies under Delaware law that are intended to deter hostile take-over attempts, as more particularly described below. These measures are not included in the California Articles and are not currently applicable to us under California law. Accordingly, these matters are presented for separate consideration and vote by the shareholders.

      In considering the proposals, shareholders should be aware that the overall effect of certain of the proposed provisions is to make it more difficult for holders of a majority of the outstanding shares of Common Stock to change the composition of the Board of Directors and to remove existing directors in circumstances where a majority of the shareholders may be dissatisfied with the performance of the incumbent directors or otherwise desire to make changes. These provisions, if included in Abaxis’ new charter documents, could make a proxy contest a less effective means of removing or replacing existing directors or could make it more difficult to make a change in control of Abaxis which is opposed by the Board of Directors. This strengthened tenure and authority of the Board of Directors could enable the Board of Directors to resist change and otherwise thwart the desires of a majority of the shareholders. Because these provisions may have the effect of continuing the tenure of the current Board of Directors, the Board has recognized that the individual directors have a personal interest in this provision that may differ from those of the shareholders. However, the Board believes that these provisions’ primary purpose is to ensure that the Board will have sufficient time to consider fully any proposed takeover attempt in light of the short and long-term benefits and other opportunities available to Abaxis and, to the extent the Board determines to proceed with the takeover, to effectively negotiate terms that would maximize the benefits to Abaxis and our shareholders.

      A hostile takeover attempt may have a positive or a negative effect on us and our shareholders, depending on the circumstances surrounding a particular takeover attempt. Takeover attempts that have not been negotiated or approved by the board of directors of a corporation can seriously disrupt the business and management of a corporation and generally present to the shareholders the risk of terms which may be less than favorable to all of the shareholders than would be available in a board-approved transaction. Board-approved transactions may be carefully planned and undertaken at an opportune time in order to obtain maximum value for the corporation and all of its shareholders with due consideration to matters such as the recognition or postponement of gain or loss for tax purposes, the management and business of the acquiring corporation and maximum strategic deployment of corporate assets. In addition, in the case of a proposal which is presented to the Board of Directors, there is a greater opportunity for the board to analyze the proposal thoroughly, to develop and evaluate alternatives, to negotiate for improved terms and to present its recommendations to the shareholders in the most effective manner.

      The Board of Directors recognizes that hostile takeover attempts do not always have the unfavorable consequences or effects described above and may frequently be beneficial to shareholders, providing all shareholders with considerable value for their shares. However, the Board of Directors believes that the potential disadvantages of unapproved takeover attempts are sufficiently great such that prudent steps to reduce the likelihood of such takeover attempts are in the best interests of Abaxis and its shareholders.

      Accordingly, the Board has separately proposed certain measures for inclusion in the Delaware Certificate or the Delaware Bylaws that may have the effect of discouraging or deterring hostile takeover attempts.

      Notwithstanding the belief of the Board as to the benefits to shareholders of the changes, shareholders should recognize that one of the effects of such changes may be to discourage a future attempt to acquire control of Abaxis which is not presented to and approved by the Board of Directors, but which a substantial number, and perhaps even a majority, of Abaxis’ shareholders might believe to be in their best interests or in which shareholders might receive a substantial premium for their shares over the current market price. As a result, shareholders who might desire to participate in such a transaction may not have an opportunity to do so.

      In addition, by increasing the probability that any person or group seeking control of the Delaware Company would be forced to negotiate directly with the Board of Directors, the proposed takeover defenses could discourage takeover bids by means of a hostile tender offer, proxy contest or otherwise without the approval of the Board. Thus, the principal disadvantages to the shareholders which result from discouraging such hostile takeover bids would be to (i) reduce the likelihood that any acquiror would make a hostile tender offer for the outstanding shares of stock of Abaxis at a premium over the market rate and (ii) increase the difficulty of removing the existing Board of Directors and management even if, in a particular case, removal would be beneficial to the shareholders generally.

      It should be noted, however, that the Board of Directors has a fiduciary duty to the shareholders to negotiate for the best interests of the shareholders and not for its own interests. Further, while the proposed takeover defenses may discourage hostile takeover attempts, these provisions would not prevent a hostile acquisition of the Delaware Company.

      The Board of Directors has considered the potential disadvantages and believes that the potential benefits of the provisions described below outweigh the possible disadvantages. In particular, the Board of Directors believes that the benefits associated with enabling the Board to fully consider and negotiate proposed takeover attempts make these proposals beneficial to Abaxis and our shareholders.

      The proposal to include these shareholder protection provisions as part of the proposed reincorporation does not reflect knowledge on the part of the Board of Directors or management of any proposed takeover or other attempt to acquire control of Abaxis. However, shareholders should be aware that Abaxis’ management intends, contingent upon the approval of the proposals put forth to Abaxis’ shareholders in this Proxy Statement, to propose to the Board of Directors that Abaxis adopt a shareholders rights plan, also commonly referred to as a “poison pill,” which is designed to discourage takeovers.

Summary of Additional Shareholder Protection Measures

      The separate proposals are summarized in the chart below. The following chart does not purport to be an exhaustive discussion. It is qualified in its entirety by reference to the California Corporations Code, the Delaware General Corporation Law, the California Articles and Bylaws and the Delaware Certificate and Bylaws. Shareholders are requested to read the following chart in conjunction with the discussion following the chart and the Merger Agreement and the Delaware Certificate and Bylaws attached to this Proxy Statement. Shareholders should note that each of these measures is proposed for separate consideration and vote by the shareholders.

Issue	Delaware	California

Cumulative Voting for Directors	Cumulative voting is not available unless it is provided for in the Certificate of Incorporation; the Board proposes that the Delaware Certificate not provide for cumulative voting.	California law permits Nasdaq National Market corporations with over 800 shareholders to eliminate cumulative voting. The California Articles do not eliminate cumulative voting.

Issue	Delaware	California

Action by Written Consent of Shareholders in lieu of a Shareholder vote at a Shareholder Meeting	The Board proposes that actions by written consent not be permitted under the Delaware Certificate. All shareholder action would take place by a shareholder vote at a meeting of shareholders.	Actions by written consent are permitted by the California Articles and Bylaws.

Call of Special Meetings by Shareholders	Special meetings may be called only by the Board or any person as may be designated in the Certificate of Incorporation or Bylaws. The Board proposes that the Delaware Certificate and Bylaws provide special meetings may be called only by the Board, the Chairman or the President and Chief Executive Officer, or the holders of record of not less than 25% of all shares entitled of all shares entitled to cast votes at the meeting.	Special meetings may be called by the Board, the Chairman, the President, holders of 10% or more of the outstanding voting power and such other persons as may be designated in the Articles of Incorporation or Bylaws. The California Bylaws provide special meetings may be called by the Board, the Chairman, the President or holders of 10% or more of the outstanding voting powers.

PROPOSAL NO. 5(A)

ELIMINATION OF CUMULATIVE VOTING FOR DIRECTORS

      Concurrent with the reincorporation proposal described above, the Board of Directors has proposed the adoption of certain additional measures designed to protect shareholder interests in the event of hostile takeover attempts against Abaxis. The Board believes that these measures will enable it to more effectively consider any proposed takeover attempt and to negotiate terms that maximize the benefit to our shareholders. The elimination of cumulative voting for directors is one such measure.

      Cumulative voting permits the holder of each share of stock entitled to vote in the election of directors to cast that number of votes which equal the number of directors to be elected. The holder may allocate all votes represented by a share to a single candidate or may allocate those votes among as many candidates as he chooses. Thus, a shareholder with a significant minority percentage of the outstanding shares may be able to elect one or more directors if voting is cumulative. Such an insurgent member of the Board may be able to influence or disrupt the functioning of the Board of directors disproportionately to the amount of shares that elected the member. In contrast, the holder or holders of a majority of the shares entitled to vote in an election of directors are able to elect all the directors in the absence of cumulative voting.

      Under California law, cumulative voting in the election of directors is mandatory upon notice given by a shareholder at a shareholders’ meeting at which directors are to be elected. In order to cumulate votes a shareholder must give notice at the meeting, prior to the voting, of the shareholder’s intention to vote cumulatively. If any one shareholder gives such a notice, all shareholders may cumulate their votes. However, California law permits a company, by amending its Articles of Incorporation or Bylaws, to eliminate cumulative voting when Abaxis’ shares are listed on a national stock exchange or traded on the Nasdaq National Market and are held by at least 800 shareholders. The California Articles have not been amended to eliminate cumulative voting.

      Cumulative voting is not available under Delaware law unless so provided in the corporation’s Certificate of Incorporation. The Board of Directors has proposed to eliminate cumulative voting from Abaxis by not including it in the Delaware Certificate.

      The elimination of cumulative voting could deter investors from acquiring a minority block in Abaxis, with a view toward obtaining a board seat and influencing Abaxis policy. It is also conceivable that the absence of cumulative voting might deter efforts to seek control of Abaxis on a basis which some shareholders might deem favorable.

      In the event this proposal is not approved by the requisite vote of shareholders, the Delaware Certificate will provide for cumulative voting in the election of directors. In the event this proposal is approved, the provision regarding cumulative voting of directors will not be included in the Delaware Certificate or Delaware By-laws, as set forth in Appendix B and Appendix E to this Proxy Statement.

Vote Required

      If a quorum is present and voting, the passage of this proposal requires the affirmative vote of the holders of a majority of both our (a) common stock, voting as a single class, plus (b) our Series D and Series E Convertible Preferred Stock, voting as a single class and assuming the conversion of the Series D and Series E Convertible Preferred Stock into shares of our common stock. Abstentions and broker “non-votes” are not votes cast affirmatively and consequently will be deemed as votes against the proposals.

Board of Directors Recommendation

      The Board believes that the proposed provision regarding the elimination of cumulative voting under the Delaware Certificate is in the best interest of the shareholders and Abaxis for the reasons stated above.

      THEREFORE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THIS PROPOSAL.

PROPOSAL NO. 5(B)

ELIMINATION OF ACTION BY WRITTEN CONSENT

      Concurrent with the reincorporation proposal, Abaxis has proposed the inclusion in our charter documents of certain measures designed to protect shareholder interests in the event of hostile takeover attempts against us. The Board believes that these measures will enable it to more effectively consider any proposed takeover attempt and to negotiate terms that maximize the benefit to Abaxis and our shareholders. The elimination of action by written consent of the shareholders is another such measure.

      Under California and Delaware law, shareholders may execute an action by written consent in lieu of a shareholder meeting. Both California and Delaware law permits a corporation to eliminate such actions by written consent in its charter. The California Articles do not eliminate the ability of shareholders to act by written consent. The Board of Directors proposes to include a provision in the Delaware Certificate and a corresponding provision in the Delaware Bylaws, which would eliminate the right of shareholders to act by written consent of shareholders.

      Elimination of such shareholders’ right to act by written consent may lengthen the amount of time required to take shareholder actions because certain actions by written consent are not subject to the minimum notice requirement of a shareholders’ meeting. The elimination of shareholders’ right to act by written consent may deter hostile takeover attempts because of the lengthened stockholder approval process. Without the ability to act by written consent, a holder or group of holders controlling a majority in interest of Delaware Abaxis’ capital stock will not be able to amend the Delaware Bylaws or remove directors pursuant to a written consent. Any such holder or group of holders would have to wait until a shareholders’ meeting was held to take any such action. The Board believes this provision would enhance the Board’s and stockholders’ opportunity to fully consider stockholder proposals at a meeting where all views can be heard.

      In the event this proposal is not approved by the requisite vote of the shareholders, the Delaware Certificate and Bylaws will provide for action by written consent by the shareholders. In the event the proposal is approved, the Delaware Certificate and the Delaware Bylaws will include a provision which eliminates the shareholders’ right to act by written consent as set forth in Appendix B and Appendix E to this Proxy Statement.

Vote Required

      If a quorum is present and voting, the passage of this proposal requires the affirmative vote of the holders of a majority of both our (a) common stock, voting as a single class, plus (b) our Series D and Series E Convertible Preferred Stock, voting as a single class and assuming the conversion of the Series D and Series E Convertible Preferred Stock into shares of our common stock. Abstentions and broker “non-votes” are not votes cast affirmatively and consequently will be deemed as votes against the proposals.

Board of Directors Recommendation

      The Board believes that the proposed provisions under the Delaware Certificate and Bylaws regarding the elimination of action by written consent is in the best interest of the shareholders and Abaxis for the reasons stated above.

      THEREFORE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THIS PROPOSAL.

PROPOSAL NO. 5(C)

LIMITATION ON ABILITY TO CALL SPECIAL MEETINGS

      Concurrent with the reincorporation proposal, Abaxis has proposed the inclusion in its charter documents of certain measures designed to protect shareholder interests in the event of hostile takeover attempts against us. The Board believes that these measures will enable it to more effectively consider any proposed takeover attempt and to negotiate terms that maximize the benefit to Abaxis and our shareholders. Limiting the manner in which special meetings are called is another such measure.

      Under California law, special meetings of shareholders may be called by the Board, the Chairman of the Board, the President, the holders of 10% or more of the outstanding voting power and such other persons as may be designated in the Articles of Incorporation or Bylaws of a company. The California Bylaws provide special meetings may be called by the Board, the Chairman of the Board, the President or the holders of 10% or more of the outstanding voting power.

      Delaware law, however, provides that special meetings of shareholders may only be called by the Board or by any other person as may be designated in the Certificate of Incorporation or Bylaws. The Board of Directors has proposed a provision in the Delaware Certificate and the Delaware Bylaws providing that special meetings of shareholders may be called only by the Board of Directors, the Chairman of the Board, the President, the Chief Executive Officer or a shareholder holding in excess of 25% of the voting power of Abaxis’ stock. Such a provision precludes a shareholder from mounting a proxy contest or taking action to amend charter documents until the next annual meeting, unless the shareholder has at least 25% of the voting power of Abaxis’ stock. Such a provision could have the affect of deterring efforts to seek control of Abaxis on a basis that some shareholders might deem favorable.

      Our Board of Directors is unanimously in favor of this proposal because it is intended to deter unwanted takeover bids that lack negotiation between the Board and the potential acquirer and consequently reduces the likelihood of maximizing benefits to Abaxis and our shareholders, unless the potential acquirer possesses at least one quarter of Abaxis’ stock. The Board of Directors believes that setting the threshold for a stockholder being able to call a special meeting at 25% of Abaxis’ voting power strikes a correct balance between, on one hand, allowing relatively small stockholders to force special meetings and the associated cost, management distraction and potential harm to other Abaxis shareholders, and, on the other hand, prohibiting any stockholder from calling a special meeting as a company is permitted to do under Delaware law. The passage of this proposal will allow stockholders who acquire in excess of 25% of Abaxis stock an avenue to address Abaxis’ stockholders directly under the auspices of a special meeting.

      In the event this proposal is not approved by the requisite vote of the shareholders, the Delaware Bylaws will continue to reflect the California Bylaws in that they will provide that special meetings of stockholders may be called by the Board of Directors, the Chairman of the Board, the President and Chief Executive Officer or the holders of 10% or more of the outstanding voting power. In the event this proposal is approved, the Delaware Certificate and Bylaws will provide that special meetings of stockholders may be called only by the Board of Directors, the Chairman of the Board or the President and Chief Executive Officer or the holders of record of not less than 25% or more of the outstanding voting power as set forth in Appendix B and Appendix E to this Proxy Statement.

Vote Required

      If a quorum is present and voting, the passage of this proposal requires the affirmative vote of the holders of a majority of both our (a) common stock, voting as a single class, plus (b) our Series D and Series E Convertible Preferred Stock, voting as a single class and assuming the conversion of the Series D and Series E Convertible Preferred Stock into shares of our common stock. Abstentions and broker “non-votes” are not votes cast affirmatively and consequently will be deemed as votes against the proposals.

Board of Directors Recommendation

      The Board believes that the proposed provisions regarding the limitation on the ability to call special meetings by the shareholders under the Delaware Certificate and Bylaws is in the best interest of the shareholders and Abaxis for the reasons stated above.

      THEREFORE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THIS PROPOSAL

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth as of August 30, 2002 certain information with respect to the beneficial ownership of our common stock by (i) the persons named in the Summary Compensation Table; (ii) each of our directors, and (iii) all of our executive officers and directors as a group. There are no persons known to us that are the beneficial owners of more than 5% of our outstanding common stock.

	Number of	Percent of Abaxis
	Shares	Common Stock
Name and Address of Beneficial Owner(1)	Owned	Outstanding(2)

Executive Officers
Clinton H. Severson(3)	594,614	3.5%
Vladimir E. Ostoich, Ph.D.(4)	397,767	2.4%
Robert B. Milder(5)	182,200	1.1%
Michael W. Mercer(6)	109,278	*
Kenneth P. Aron, Ph.D.(7)	102,625	*
Alberto R. Santa Ines(8)	34,175	*
Outside Directors
Richard J. Bastiani, Ph.D.(9)	62,000	*
Prithipal Singh, Ph.D.(10)	46,333	*
Ernest S. Tucker, III, M.D.(11)	45,000	*
Brenton G. A. Hanlon(12)	29,667	*
Executive officers and directors as a group (10 persons)(13)	1,603,659	9.0%

     *     Less than 1%

(1)	The persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the footnotes to this table. The business address of each of the beneficial owners listed is c/o Abaxis, Inc., 3240 Whipple Road, Union City, CA 94587.

(2)	The percentages shown in this column are calculated from the 16,645,643 shares of common stock outstanding on August 30, 2002, in addition to shares of our common stock issuable upon the conversion of our Series D convertible preferred stock, and shares of our common stock issuable upon the exercise of warrants and options held by that person that are currently exercisable or which are exercisable within sixty calendar days of August 30, 2002, which are deemed outstanding in accordance with the rules of the Securities and Exchange Commission.

(3)	Includes:

•	24,714 shares of common stock issuable upon the conversion of shares of our Series D convertible preferred stock;
•	8,650 shares of common stock issuable upon the exercise of warrants; and
•	440,250 shares subject to options exercisable by Mr. Severson within sixty days of August 30, 2002.

(4)	Includes:

•	31,500 shares held by Dr. Ostoich’s Individual Retirement Account (IRA);
•	29,500 shares held by Mrs. Ostoich’s IRA;
•	122,328 shares held by the Vladimir Ostoich and Liliana Ostoich Trust Fund, for the benefit of Dr. Ostoich and his wife;
•	21,714 shares issuable upon the conversion of shares of our Series D convertible preferred stock held by the Vladimir Ostoich and Liliana Ostoich Trust Fund;
•	7,600 shares issuable upon the exercise of warrants held by the Vladimir Ostoich and Liliana Ostoich Trust Fund; and

•	185,125 shares subject to stock options exercisable by Dr. Ostoich within sixty days of August 30, 2002.

(5)	Includes 139,000 shares subject to stock options exercisable by Mr. Milder within sixty days of August 30, 2002.

(6)	Mr. Mercer resigned his employment with us effective July 2, 2002. Includes:

•	3,571 shares of common stock issuable upon the conversion of shares of our Series D convertible preferred stock;

•	1,250 shares of common stock issuable upon the exercise of warrants; and
•	99,957 shares subject to options exercisable by Mr. Mercer within sixty days of August 30, 2002.

(7)	Includes:

•	450 shares of common stock held by the Martha Aron Trust, of which Dr. Aron is the trustee;
•	An aggregate of 575 shares of common stock held by Dr. Aron and his wife on behalf of their minor children;
•	7,142 shares issuable upon the conversion of shares of our Series D convertible preferred stock held by the Martha Aron Trust;
•	2,500 shares issuable upon the exercise of warrants held by the Martha Aron Trust; and
•	87,708 shares subject to options exercisable by Dr. Aron within sixty days of August 30, 2002.

(8)	Includes:

•	7,300 shares held by Mr. Santa-Ines’ IRA; and
•	20,875 shares subject to options exercisable by Mr. Santa Ines within sixty days of August 30, 2002.

(9)	Includes 20,000 shares subject to options exercisable by Dr. Bastiani within sixty days of August 30, 2002.

(10)	Includes 31,333 shares subject to options exercisable by Dr. Singh within sixty days of August 30, 2002.
(11)	Includes 45,000 shares subject to options exercisable by Dr. Tucker within sixty days of August 30, 2002.
(12)	Includes 19,667 shares subject to options exercisable by Mr. Hanlon within sixty days of August 30, 2002.
(13)	Includes:

•	57,141 shares issuable upon the conversion of shares of our Series D convertible preferred stock held individually or in trusts;
•	20,000 shares issuable upon the exercise of warrants held individually or in trusts; and
•	1,088,915 shares subject to options exercisable within sixty days of August 30, 2002.

DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

      The following table sets forth certain information concerning our directors and executive officers:

Name	Age	Title

Clinton H. Severson	54	Chairman of the Board of Directors, President and Chief Executive Officer
Richard J. Bastiani, Ph.D.(1)(2)	60	Director
Brenton G. A. Hanlon(1)(2)	56	Director
Prithipal Singh, Ph.D.(1)	63	Director
Ernest S. Tucker, III, M.D.	69	Director
Alberto R. Santa Ines	55	Chief Financial Officer and Vice President of Finance
Kenneth P. Aron, Ph.D.	50	Vice President of Research & Development
Robert B. Milder	52	Chief Operations Officer
Vladimir E. Ostoich, Ph.D.	57	Vice President of Engineering, Founder

(1)	Member of the Audit Committee

(2)	Member of the Compensation Committee

      Clinton H. Severson has served as our President, Chief Executive Officer and one of our directors since June 1996. He was appointed Chairman of the Board in May 1998. From February 1989 to May 1996, Mr. Severson served as President and Chief Executive Officer of MAST Immunosystems, Inc., a privately held medical diagnostic company.

      Richard J. Bastiani, Ph.D. joined our Board of Directors in September 1995. Dr. Bastiani has also served as Chairman of the Board of Directors of ID Biomedical Corporation (NASDAQ: IDBE) since August 1998, after having been appointed to the Board of Directors of ID Biomedical Corporation in October 1996. Dr. Bastiani was President of Dendreon (NASDAQ: DNDN), a biotechnology company from September 1995 to September 1998. From 1971 until 1995, Dr. Bastiani held a number of positions with Syva Company, including as President from 1991 until Syva was acquired by a subsidiary of Hoechst AG of Germany in 1995. Dr. Bastiani is also a member of the board of directors of several privately held companies.

      Brenton G. A. Hanlon joined our Board of Directors in November 1996. Mr. Hanlon has been President and Chief Executive Officer of Hitachi Chemical Systems, a diagnostic products company since January 2001. Concurrently, from December 1996 until the present, Mr. Hanlon has served as President and Chief Operating Officer of Tri-Continent Scientific, a subsidiary of Hitachi Chemical Diagnostics. From 1989 to December 1996, Mr. Hanlon was Vice President and General Manager of Tri-Continent Scientific. Mr. Hanlon serves on the board of directors of two privately held companies.

      Prithipal Singh, Ph.D. joined our Board of Directors in June 1992. From 1988 to March 1998, Dr. Singh was Founder, Chairman and Chief Executive Officer of ChemTrak, Inc. (OTCBB: CMTR). Previously, Dr. Singh was a vice president at Syva and Idetek Corporations.

      Ernest S. Tucker, III, M.D. joined our Board of Directors in September 1995. Dr. Tucker currently serves as a self-employed healthcare consultant after having retired as Chief Compliance Officer for Scripps Health in San Diego in September 2000, a position which he assumed in April 1998. Dr. Tucker was Chairman of Pathology at Scripps Clinic and Research Foundation from 1992 to April 1998.

      Alberto R. Santa Ines has served as our Chief Financial Officer and Vice President, Finance since April 2002. Mr. Santa Ines joined us in February 2000 as Finance Manager. In April 2001, Mr. Santa Ines was promoted to Interim Chief Financial Officer and Director of Finance, and in April 2002 he was promoted to his current position. From March 1998 to January 2000, Mr. Santa Ines was a self-employed consultant to several companies. From August 1997 to March 1998, he was the Controller of Unisil (Pink Sheets: USIL), a semiconductor company. From April 1994 to August 1997, he was a Senior

Finance Manager at Lam Research Corporation, a semiconductor equipment manufacturer (NASDAQ: LRCX).

      Kenneth P. Aron, Ph.D. joined us in February 2000 as Vice President of Research and Development. From April 1998 to November 1999, Dr. Aron was Vice President of Engineering and Vice President of Research and Development at Incyte Genomics (NASDAQ: INCY), a genomic information company. From April 1996 to April 1998, Dr Aron was Vice President, Research, Development and Engineering for Cardiogenesis Corporation (NASDAQ: CGCP), a manufacturer of laser-based cardiac surgery products.

      Robert B. Milder has served as our Chief Operations Officer since April 2000. Mr. Milder joined us in May 1998 as Vice President of Operations. From December 1996 to May 1998, Mr. Milder was the Vice President of Manufacturing for Nidek, Inc., a manufacturer of opthalmic and surgical lasers. From March 1992 to January 1996, Mr. Milder was Vice President of Operations for Heraeus Surgical, Inc., a surgical capital equipment manufacturer.

      Vladimir E. Ostoich, Ph.D., one of our co-founders, is currently our Vice President of Engineering. Dr. Ostoich has served as Vice President in various capacities at Abaxis since our inception, including as Vice President of Research and Development, Senior Vice President of Research and Development, Vice President of Engineering and Instrument Manufacturing and Vice President of Marketing and Sales for the United States and Canada.

Term and Number of Directors

      All directors hold office until our next annual meeting of shareholders and until their successors have been elected and qualified. Our Bylaws authorize the Board of Directors to fix the number of directors at not less than four nor more than seven. The authorized number of our directors is currently five. Each officer serves at the discretion of the Board of Directors. There are no family relationships among any of our directors or officers.

Meetings and Committees of the Board of Directors

      During the fiscal year ended March 31, 2002, our Board of Directors held four meetings and no director attended fewer than 75% of the total meetings of the Board.

      The members of the Audit Committee during the fiscal year ended March 31, 2002 were Drs. Singh and Tucker and Messrs. Bastiani and Hanlon. Dr. Tucker resigned from the Audit Committee in July 2002 in order to continue his services as a consultant to us. The Audit Committee reviews and monitors our corporate financial reporting and our external audits, including, among other things, our control functions, the results and scope of the annual audit and other services provided by our independent public accountants and our compliance with legal matters that have a significant impact on our financial reports. The Audit Committee also consults with the management and our independent public accountants prior to the presentation of financial statements to shareholders and, as appropriate, initiates inquiries into aspects of our financial affairs. In addition, the Audit Committee has the responsibility to consider and recommend the appointment of, and to review fee arrangements with, our independent public accountants. The Audit Committee held four formal meetings during the fiscal year ended March 31, 2002 with Deloitte & Touche LLP at which members of the Audit Committee discussed the quarterly results with Deloitte & Touche LLP. Members of the Audit Committee also formally reviewed the financial statements for the year ended March 31, 2002 with Deloitte & Touche LLP, in addition to meeting informally via the telephone throughout the course of the fiscal year. For additional information about the Audit Committee, see “Report of the Audit Committee” below.

      The members of the Compensation Committee during the fiscal year ended March 31, 2002 were Messrs. Bastiani and Hanlon. The Compensation Committee reviews and makes recommendations to the Board of Directors regarding our compensation policies and all forms of compensation to be provided to our executive officers and directors, including among other things, annual salaries and bonuses and stock option incentive arrangements. The Compensation Committee held one meeting during the fiscal year ended March 31, 2002, which was attended by both Messrs. Bastiani and Hanlon. For additional information about the Compensation Committee, see “Report Of The Compensation Committee On Executive Compensation,” and “Executive Compensation and Other Matters” below.

EXECUTIVE COMPENSATION AND OTHER MATTERS

      The following table sets forth information concerning the compensation during the fiscal years ended March 31, 2002, March 31, 2001 and March 31, 2000 of our Chief Executive Officer and our five other most highly compensated executive officers whose total salary and bonus for services in all capacities to us for our fiscal year ended March 31, 2002 exceeded $100,000.

SUMMARY COMPENSATION TABLE

				Long-Term
				Compensation
				Awards

		Annual Compensation($)		Securities
	Fiscal			Underlying
Name and Principal Position	Year	Salary	Bonus	Options(#)

Clinton H. Severson	2002	$265,000	$82,500	164,000
President, Chief Executive Officer and	2001	250,000	226,500	—
Chairman of the Board	2000	200,000	112,500	—

Alberto R. Santa Ines	2002	$110,000	$22,000	22,000
Chief Financial Officer and Vice	2001	110,000	26,500	5,000
President of Finance	2000	12,000	—	12,000

Kenneth P. Aron, Ph.D.	2002	$150,000	$55,000	55,000
Vice President of Research and Development	2001	140,000	76,000	50,000
	2000	19,000	—	60,000

Michael W. Mercer	2002	$150,000	$55,000	59,500
Former Vice President of Marketing and	2001	140,000	187,960	—
Sales, Domestic	2000	110,000	71,750	20,000

Robert B. Milder	2002	$165,000	$66,000	62,000
Chief Operations Officer	2001	155,000	143,500	—
	2000	130,000	67,500	75,000

Vladimir E. Ostoich, Ph.D.	2002	$160,000	$55,000	59,500
Vice President of Engineering	2001	150,000	166,000	—
	2000	144,740	90,000	75,000

Stock Options Granted in Fiscal 2002

      The following table provides the specified information concerning grants of options to purchase our common stock made during the fiscal year ended March 31, 2002, made to the persons named in the Summary Compensation Table.

OPTION GRANTS IN FISCAL 2002

		Individual Grants in Fiscal 2002

		% of Total			Potential Realizable Value
		Options			at Assumed Annual Rates
		Granted to	Exercise		of Stock Price Appreciation
	Option	Employees	Base		for Option Term(1)
	Granted	in Fiscal	Price	Expiration
Name	(#)(2)	Year	($/Sh)(3)	Date	5%($)	10%($)

Clinton H. Severson	14,000	1.9%	5.47	07/24/2011	$48,161	$122,049
	150,000	20.6	4.87	04/24/2011	459,408	1,164,229

Alberto R. Santa Ines	2,000	*	5.47	07/24/2011	6,880	17,436
	20,000	2.7	4.87	04/24/2011	61,254	155,231

Kenneth P. Aron, Ph.D.	5,000	*	5.47	07/24/2011	17,200	43,589
	50,000	6.9	4.87	04/24/2011	153,136	388,076

Michael W. Mercer	9,500	1.3	5.47	07/24/2011	32,681	82,819
	50,000	6.9	4.87	04/24/2011	153,136	388,076

Robert B. Milder	12,000	1.6	5.47	07/24/2011	41,281	104,613
	50,000	6.9	4.87	04/24/2011	153,136	388,076

Vladimir E. Ostoich, Ph.D.	9,500	1.3	5.47	07/24/2011	32,681	82,819
	50,000	6.9	4.87	04/24/2011	153,136	388,076

*	Represents less than 1%.

(1)	Potential gains are net of exercise price, but before taxes associated with exercise. These amounts represent certain assumed rates of appreciation only, based on the Securities and Exchange Commission rules. Actual gains, if any, on stock option exercise are dependent on the future performance of the common stock, overall market conditions and the option holders’ continued employment through the vesting period. The amounts reflected in this table may not necessarily be achieved.

(2)	All options granted in the fiscal year ended March 31, 2002 were granted pursuant to our 1998 Stock Option Plan. The options granted on July 24, 2001 with expiration on July 24, 2011 were vested and exercisable immediately. Other options vest and become exercisable at the rate of one-fourth on the first anniversary of the date of grant and 1/48 per month thereafter for each full month of the optionee’s continuous employment by us. Under our 1998 Stock Option Plan, the Board retains discretion to modify the terms, including the price, of outstanding options. For additional information regarding options, see “Change of Control Arrangements.”

(3)	All options were granted at market value on the date of grant.

Option Exercises in Fiscal 2002 and Fiscal 2002 Year-End Option Values

      The following table provides the specified information concerning exercises of options to purchase our common stock in the fiscal year ended March 31, 2002, and unexercised options held as of March 31, 2002, by the persons named in the Summary Compensation Table.

					Value of Unexercised
			Number of Unexercised		In-the-Money Options at
	Shares		Options at 3/31/02		3/31/02($)
	Acquired on	Value
Name	Exercise(#)	Realized($)	Exercisable(1)	Unexercisable	Exercisable(1)	Unexercisable

Clinton H. Severson	—	—	472,333	191,667	1,261,456	431,064
Alberto R. Santa Ines	—	—	10,896	28,104	1,860	30,600
Kenneth P. Aron, Ph.D.	—	—	53,958	111,042	6,244	79,406
Michael W. Mercer	—	—	93,874	85,626	262,608	131,977
Robert B. Milder	—	—	103,999	85,001	281,966	127,859
Vladimir E. Ostoich, Ph.D.	—	—	151,791	83,334	271,581	121,098

(1)	Options to purchase our common stock generally vest as to one-fourth of the option grant on the first anniversary of the date of grant and 1/48 per month thereafter for each full month of the optionee’s continuous employment with Abaxis. All options are exercisable only to the extent vested.

(2)	The value of the unexercised in-the-money options is based on the closing price of our common stock ($6.40 per share) on March 28, 2002, the last trading day in our fiscal year ended March 31, 2002, and is net of the exercise price of such options.

Compensation of Directors

      All of our non-employee directors receive compensation in the amount of $2,258 per Board meeting they attend plus reimbursement of reasonable travel expenses incurred. In addition, Dr. Tucker serves as a consultant to us and receives monthly compensation of $1,000 plus reimbursement of expenses for attending meetings at or on behalf of us. Each of our non-employee directors also receives an automatic annual grant of options to purchase 4,000 shares of our common stock. Prior to June 30, 2002, such grants were made under our 1992 Outside Directors Stock Option Plan. Our Outside Directors Stock Option Plan expired on June 30, 2002 and future option grants to directors shall be made from our 1998 Stock Option Plan. In addition, Dr. Tucker receives an additional annual grant of options to purchase 5,000 shares of our common stock for serving as a consultant. Clinton H. Severson, who is both a member of our Board of Directors and an employee of ours, does not receive any compensation for his services as a member of the Board of Directors.

Change of Control Arrangements

      Our 1998 Stock Option Plan (the “1998 Plan”), provides that in the event of a “Change in Control,” the surviving, continuing, successor or purchasing corporation or a parent corporation thereof, as the case may be (the “Acquiring Corporation”), shall either assume our rights and obligations under stock option agreements outstanding under the 1998 Plan (the “Options”) or substitute options for the Acquiring Corporation’s stock for such outstanding Options. In the event the Acquiring Corporation elects not to assume or substitute for such outstanding Options in connection with a Change in Control, our Board shall provide that any unexercisable and/or unvested portion of the outstanding Options shall be immediately exercisable and vested as of a date prior to the Change in Control, as our Board so determines. Any Options which are neither assumed by the Acquiring Corporation, nor exercised as of the date of the Change in Control, shall terminate effective as of the date of the Change in Control. Options which are assumed by the Acquiring Corporation shall become exercisable and vested as provided under the relevant stock option agreements under the Option Plans; provided, however, that if the optionee’s employment with the Acquiring Corporation terminates without cause or the optionee resigns for “good reason” (as defined in the 1998 Plan) following the Change in Control, the options of the terminated optionee will become immediately exercisable and vested as of the date of termination. The 1998 Plan defines a Change in Control as (a) a direct or indirect sale or exchange by our shareholders of more than 50% of our voting stock; (b) a merger or consolidation in which we are a party; (c) the sale, exchange, or transfer of all or substantially all of our assets; or (d) our liquidation or dissolution.

      Our 1992 Outside Directors Stock Option Plan (the “Directors Plan”) provides that in the event of a “Transfer of Control,” the Acquiring Corporation shall either assume our rights and obligations under stock option agreements outstanding under the Directors Plan (the “Director Options”) or substitute options for the Acquiring Corporation’s stock for such outstanding Director Options. In the event the Acquiring Corporation elects not to assume or substitute for such outstanding Director Options in connection with a merger constituting a Transfer of Control, our Board shall provide that any unexercisable and/or unvested portion of the outstanding Director Options shall be immediately exercisable and vested as of a date prior to the Transfer of Control, as our Board so determines. Any Director Options which are neither assumed by the Acquiring Corporation, nor exercised as of the date of the Transfer of Control, shall terminate effective as of the date of the Transfer of Control. Director Options which are assumed by the Acquiring Corporation shall become exercisable and vested as provided under the relevant stock option agreements under the Directors Plan. The Directors Plan defines a Transfer of Control as (a) a direct or indirect sale or exchange by our shareholders of more than 50% of our voting stock; (b) a merger or consolidation in which we are a party; or (c) the sale, exchange, or transfer of all or substantially all of our assets. Although the Directors Plan expired on June 30, 2002, outstanding option grants made under the Directors Plan prior to June 30, 2002 remain valid and subject to exercise.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers, directors and persons who beneficially own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (“SEC”). Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by such persons.

      Based solely on our review of the copies of Forms 3, 4 and 5 and amendments thereto received by us, we believe that during the period from April 1, 2001 through March 31, 2002, our officers and directors complied with all applicable filing requirements.

Employment Agreements

      In March 1997, we entered into an employment agreement with Clinton H. Severson, our President, Chief Executive Officer, and Chairman of our Board of Directors, which provides Mr. Severson with six months of salary and benefits if his employment with us is terminated for other than cause. In April 2001, this agreement was modified to increase the length of term from six months to two years.

      In April 2001, we entered into an Employee Retention Incentive Agreement with Alberto R. Santa Ines, which provided that Mr. Santa Ines, then our Interim Chief Financial Officer and Director of Finance, would receive a lump sum cash payment equal to nine months of salary and benefits if his employment with us was terminated for other than cause within three years of the date of the agreement. In May 2002, Mr. Santa Ines was appointed as our Chief Financial Officer and Vice President of Finance. In addition, in the event that Mr. Santa Ines continues to be employed by Abaxis in May 2004, Mr. Santa Ines will receive the lump sum payment of nine months of salary and benefits as an employee retention bonus.

Securities Authorized for Issuance Under Equity Compensation Plans

      Abaxis historically had two equity incentive plans under which our equity securities have been authorized for issuance to our employees or directors: the 1989 Stock Option Plan, which was amended and restated as the 1998 Stock Option Plan, and the 1992 Outside Directors’ Stock Option Plan. Both the 1998 Stock Option Plan and the 1992 Outside Directors’ Stock Option Plan have been approved by our shareholders. Our 1992 Outside Directors’ Stock Option Plan expired on June 30, 2002 and, consequently, future option grants to our outside directors will be made from our 1998 Stock Option Plan. In addition, from time to time we issue warrants to purchase shares of our common stock to non-employees, such as service providers and purchasers of our preferred stock.

      The following table provides aggregate information through December 31, 2002 regarding (i) grants under both of our equity incentive plans, and (ii) outstanding warrants to purchase our common stock (exclusive of warrants to purchase our common stock that were issued to purchasers of our Series D and Series E Convertible Preferred Stock), and all of which have a five year term from the date of issuance in which they may be exercised. As a result of the expiration of our 1992 Outside Directors’ Stock Option Plan in June 2002, no further shares are available for issuance under this plan as of the date of this Proxy Statement.

EQUITY COMPENSATION INFORMATION

			Number of
	Number of		Securities
	Securities	Weighted	Remaining
	to be	-average	Available
	Issued Upon	Exercise	for Future
	Exercise of	Price of	Issuance
	Options,	Outstanding	Under Equity
	Warrants	Warrants	Compensation
Plan Category	and Rights	and Rights	Plans

Equity compensation plans approved by our shareholders:
1998 Stock Option Plan	2,382,325	$4.64	143,074
1992 Outside Directors’ Stock Option Plan	119,000	$3.95	71,750
Equity securities not approved by our shareholders:
Warrants to purchase our common stock	329,192	$6.88	—
Total:	2,830,517	$4.87	214,824

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

      The Compensation Committee of the Board of Directors is comprised of Dr. Richard J. Bastiani and Mr. Brenton G.A. Hanlon. Each of these individuals is a non-employee member of the Abaxis Board of Directors. The Compensation Committee is responsible for approving all compensation recommended by the President for executive officers and provides recommendations to the Board of Directors for approval of all compensation for the President and Chief Executive Officer of Abaxis. The goal of the Abaxis compensation policy for executive officers is to attract, retain and reward executive officers who contribute to Abaxis’ success and to motivate these executives to achieve our business objectives. Abaxis uses salary, stock option grants and bonus compensation to meet these goals.

      Compensation Policies. Salaries initially are set for each executive officer according to a range of salaries for similar positions in comparable companies in Abaxis’ industry and geographic area. Salaries are reviewed annually based on individual past performance, financial results of Abaxis and survey information from compensation consulting firms. Adjustments are made if necessary to maintain competitiveness within the industry. In April 2001, during the company-wide annual salary review, the salaries of the Abaxis executives were determined to be below the proper ranges and hence salaries were increased for the fiscal year ended March 31, 2002.

      Compensation Components. The Compensation Committee strongly believes that executive compensation should be based in part on the Abaxis’ performance and has used stock option grants and bonus compensation to accomplish this goal. Accordingly, the Compensation Committee establishes both financial and operational based objectives and goals in determining executive officer bonuses, including among other things, Abaxis’ aggregate annual revenues and earnings per share. Additional criteria include sales and spending forecasts for the upcoming year. Abaxis declared and paid bonuses for work performed during each of the quarters for the fiscal year ended March 31, 2002.

      The Board of Directors strongly believes that equity ownership by executive officers provides incentives to build shareholder value and aligns the interests of executive officers with those of the shareholders. The size of an initial option grant to an executive officer generally has been determined with reference to comparable companies in Abaxis’ industry and geographical area, the responsibilities and future contributions of the executive officer, as well as recruitment and retention considerations. Additional option grants to an executive officer are generally based on Abaxis’ performance and individual performance. During the fiscal year ended March 31, 2002, the Compensation Committee approved stock option grants to certain of the executive officers. See “Option Grants in Last Fiscal Year.” Stock options are granted at the current market price and will only have value if our stock price increases over the exercise price. Other elements of executive compensation include participation in company-wide medical and dental benefits and the ability to defer compensation pursuant to a 401(k) plan.

      Chief Executive Officer Compensation. The Compensation Committee annually reviews the performance and compensation of Clinton H. Severson, the President and Chief Executive Officer of Abaxis. During the fiscal year ended March 31, 2002, Mr. Severson’s compensation consisted of salary, an incentive stock option grant and performance-based bonus compensation. During the annual review performed after the close of the fiscal year ended March 31, 2001, the Compensation Committee increased Mr. Severson’s salary to be competitive with comparable companies within Abaxis’ industry and geographic area, based on compensation information obtained by Abaxis. During the fiscal year ended March 31, 2002, Mr. Severson’s compensation consisted of a base salary of $265,000, and bonus compensation of $82,500. For the fiscal year ending March 31, 2003, Mr. Severson’s base salary is $265,000, and he has the potential to earn a bonus of up to $150,000.

      Deductibility of Executive Compensation. Abaxis has considered the provisions of Section 162(m) of the Internal Revenue Code and related Treasury Department regulations which restrict deductibility of executive compensation paid to Abaxis’ Chief Executive Officer and each of the four other most highly compensated executive officers holding office at the end of any year to the extent such compensation exceeds $1,000,000 for any of such officers in any year and does not qualify for an exception under the statute or regulations. Income from options granted under the 1998 Stock Option Plan should qualify for an exemption from these restrictions. The Compensation Committee does not believe that in general other components of the Abaxis’ compensation will be likely to exceed $1,000,000 for any executive officer in the foreseeable future and therefore concluded that no further action with respect to qualifying such compensation for deductibility was necessary at this time. In the future, the Compensation Committee will continue to evaluate the advisability of qualifying its executive compensation for deductibility under applicable tax laws as applicable.

COMPENSATION COMMITTEE

Richard J. Bastiani, Ph.D.
Brenton G.A. Hanlon

REPORT OF THE AUDIT COMMITTEE

      The Audit Committee oversees Abaxis’ financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including internal control systems. Deloitte & Touche LLP is responsible for expressing an opinion as to the conformity of our audited financial statements with generally accepted accounting principles.

      The Audit Committee consists of three directors, each of whom, in the judgment of the Board, is an “independent director” as defined in the listing standards for The Nasdaq Stock Market. Dr. Tucker resigned from the Audit Committee effective July 31, 2002 in order to continue consulting activities for Abaxis. The Audit Committee acts pursuant to a written charter that has been adopted by the Board of Directors. A copy of this charter was filed with the SEC on September 17, 2001 as Appendix A to Abaxis’ proxy statement for the 2001 Annual Meeting of Shareholders.

      The Audit Committee has discussed and reviewed with the auditors all matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has met with Deloitte & Touche LLP, with and without management present, to discuss the overall scope of Deloitte & Touche’s audit, the results of its examinations, its evaluations of Abaxis’ internal controls and the overall quality of its financial reporting.

      The following table sets forth the aggregate fees billed to Abaxis for the fiscal year ended March 31, 2002 by Deloitte & Touche LLP:

Audit Fees	$290,780
All Other Fees	$92,640

      The Audit Committee has received from the auditors a formal written statement describing all relationships between the auditors and Abaxis that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors’ independence.

      Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that Abaxis’ audited financial statements be included in Abaxis’ Annual Report on Form 10-K for the fiscal year ended March 31, 2002.

THE AUDIT COMMITTEE

Richard J. Bastiani, Ph.D.
Brenton G.A. Hanlon
Prithipal Singh, Ph.D.

      Pursuant to Item 7(e)(3), the above information shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Abaxis specifically incorporates it by reference in such filing.

COMPARISON OF SHAREHOLDER RETURN

      Our common stock is quoted on the Nasdaq National Market using the trading symbol ABAX. The per share price of our common stock as of the close of trading on August 30, 2002 was $3.19.

      Set forth below is a line graph comparing the annual percentage change in the cumulative total return on Abaxis’ common stock with the cumulative total returns for the past five years of the:

•	Russell 2000 Index;
•	Nasdaq Medical Equipment Securities Index; and
•	J.P. Morgan H&Q Healthcare (Excluding Biotechology) Index.

      In our proxy statement for the 2001 Annual Meeting of Shareholders which was mailed to our shareholders on September 17, 2001, we used the J.P. Morgan H&Q Healthcare (Excluding Biotechnology) Index, a proprietary statistical index of stocks developed by the investment bank of J.P. Morgan H&Q, as a comparison index to our common stock. We believe, however, that Nasdaq Medical Equipment Securities Index better reflects the economic environment for companies with a business similar to ours and consequently in the future we intend to use this index, along with Russell 2000 Index, in performance graphs included with our proxy statements for our annual meetings of shareholders. The rules of the Securities and Exchange Commission require us to include the J.P. Morgan H&Q Healthcare (Excluding Biotechnology) Index in this Proxy Statement as a comparative index against the Nasdaq Medical Equipment Securities Index. No cash dividends have been declared on our common stock. Stockholder returns over the indicated period should not be considered indicative of future shareholder returns.

      The following chart references the annual portfolio value as of March 31 in each of the following years, were an investor to have invested $100.00 on March 31, 1997 in each of our common stock, the Russell 2000 Index, the Nasdaq Medical Equipment Securities Index and the J.P. Morgan H&Q Healthcare (Excluding Biotechnology) Index:

	1997	1998	1999	2000	2001	2002

Abaxis, Inc.	$100.00	$59.62	$59.62	$257.69	$154.80	$196.92
Russell 2000 Index	100.00	142.01	118.93	163.28	138.25	157.59
Nasdaq Medical Equipment Securities Index	100.00	134.37	144.37	193.50	143.93	182.00
J.P. Morgan Hambrecht & Quist Healthcare (Excluding Biotechology) Index	100.00	142.66	145.24	141.33	187.05	193.71

SHAREHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

      Proposals of shareholders intended to be presented at the next annual meeting of our shareholders must be received by us at our offices at 3240 Whipple Road, Union City, California 94587, no later than May 27, 2003, the date not less than one hundred twenty (120) days prior to one year anniversary of our mailing to shareholders of this Proxy Statement for the 2002 Annual Meeting of Shareholders. Any such shareholder proposals must satisfy the conditions established by the Securities and Exchange Commission for inclusion in our proxy statement for that meeting.

TRANSACTION OF OTHER BUSINESS

      At the date of this Proxy Statement, the Board of Directors knows of no other business that will be conducted at the Annual Meeting other than as described in this Proxy Statement. If any other matter or matters are properly brought before the Annual Meeting, or any adjournment or postponement thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

By order of the Board of Directors

Zara Z. Thomas,
Secretary

APPENDIX A

MERGER AGREEMENT

by and between
ABAXIS, INC.,
a California corporation,
and DELAWARE ABAXIS, INC.
a Delaware corporation

AGREEMENT AND PLAN OF MERGER

      THIS AGREEMENT AND PLAN OF MERGER (the “Merger Agreement”) is entered into as of October      , 2002 by and between Abaxis, Inc., a California corporation (“California Abaxis”), and Abaxis, Inc., a Delaware corporation (“Delaware Abaxis”).

WITNESSETH:

      WHEREAS, Delaware Abaxis is a corporation duly organized and existing under the laws of the State of Delaware;

      WHEREAS, California Abaxis is a corporation duly organized and existing under the laws of the State of California;

      WHEREAS, on the date of this Merger Agreement, Delaware Abaxis has authority to issue 35,000,000 shares of Common Stock, par value $0.001 (the “Delaware Abaxis Common Stock”), of which one thousand (1,000) shares are issued and outstanding and owned by California Abaxis and 5,000,000 shares of Preferred Stock, par value $0.001 (the “Delaware Abaxis Preferred Stock”), of which no shares are issued or outstanding;

      WHEREAS, on the date of this Merger Agreement, California Abaxis has authority to issue 35,000,000 shares of Common Stock (the “California Abaxis Common Stock”), of which [16,645,643] shares are issued and outstanding, and 5,000,000 shares of Preferred Stock (the “California Abaxis Preferred Stock”), of which [13,948] shares are issued and outstanding;

      WHEREAS, the respective Boards of Directors for Delaware Abaxis and California Abaxis have determined that, for the purpose of effecting the reincorporation of California Abaxis in the State of Delaware, it is advisable and to the advantage of said two corporations and their shareholders that California Abaxis merge with and into Delaware Abaxis upon the terms and conditions herein provided; and

      WHEREAS, the respective Boards of Directors of Delaware Abaxis and California Abaxis, the shareholders of California Abaxis, and the sole stockholder of Delaware Abaxis have adopted and approved this Merger Agreement;

      NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, California Abaxis and Delaware Abaxis hereby agree to merge as follows:

      1.     Merger. California Abaxis shall be merged with and into Delaware Abaxis, and Delaware Abaxis shall survive the merger (“Merger”), effective upon the date when this Merger Agreement is made effective in accordance with applicable law (the “Effective Date”).

      2.     Governing Documents. The Amended and Restated Certificate of Incorporation of Delaware Abaxis, attached hereto as Exhibit A (the “Certificate of Incorporation”) shall be the Certificate of Incorporation of Delaware Abaxis as the surviving Corporation, unless and until thereafter changed or amended in accordance with the provisions thereof and applicable laws.

      The Bylaws of Delaware Abaxis, in effect on the Effective Date, shall continue to be the Bylaws of Delaware Abaxis as the surviving Corporation without change or amendment until further amended in accordance with the provisions thereof and applicable laws.

      3.     Directors and Officers. The directors and officers of California Abaxis shall become the directors and officers of Delaware Abaxis upon the Effective Date and any committee of the Board of Directors of California Abaxis shall become the members of such committees for Delaware Abaxis.

      4.     Succession. On the Effective Date, Delaware Abaxis shall succeed to California Abaxis in the manner of and as more fully set forth in Section 259 of the General Corporation Law of the State of Delaware.

      5.     Further Assurances. From time to time, as and when required by Delaware Abaxis or by its successors and assigns, there shall be executed and delivered on behalf of California Abaxis such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest, perfect or confirm, of record or otherwise, in Delaware Abaxis the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of California Abaxis, and otherwise to carry out the purposes of this Merger Agreement and the officers and directors of Delaware Abaxis are fully authorized in the name and on behalf of California Abaxis or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

      6.     Stock of California Abaxis.

      a.     Common Stock. Upon the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, each share of California Abaxis Common Stock outstanding immediately prior thereto shall be changed and converted into one fully paid and nonassessable share of Delaware Abaxis Common Stock.

      b.     Preferred Stock. Upon the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, each share of each series of California Abaxis Preferred Stock outstanding immediately prior thereto shall be changed and converted into one fully paid and nonassessable(s) share of Delaware Abaxis Preferred Stock of an equivalent series.

      7.     Stock Certificates. On and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of California Abaxis stock shall be deemed for all purposes to evidence ownership of and to represent the shares of Delaware Abaxis stock into which the shares of California Abaxis stock represented by such certificates have been converted as herein provided. The registered owner on the books and records of Delaware Abaxis or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to Delaware Abaxis or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of Delaware Abaxis stock evidenced by such outstanding certificate as above provided.

      8.     Options, Warrants and All Other Rights to Purchase Stock. Upon the Effective Date, each outstanding option, warrant or other right to purchase shares of California Abaxis stock, including those options granted under the 1998 Stock Option Plan and the 1992 Outside Directors Stock Option Plan (collectively, the “Option Plans”) of California Abaxis, shall be converted into and become an option, warrant, or right to purchase the same number of shares of Delaware Abaxis stock, at a price per share equal to the exercise price of the option, warrant or right to purchase California Abaxis stock and upon the same terms and subject to the same conditions as set forth in the Option Plans and other agreements entered into by California Abaxis pertaining to such options, warrants, or rights. A number of shares of Delaware Abaxis stock shall be reserved for purposes of such options, warrants, and rights equal to the number of shares of California Abaxis stock so reserved as of the Effective Date. As of the Effective Date, Delaware Abaxis shall assume all obligations of California Abaxis under agreements pertaining to such options, warrants, and rights, including the Option Plans, and the outstanding options, warrants, or other rights, or portions thereof, granted pursuant thereto.

      9.     Other Employee Benefit Plans. As of the Effective Date, Delaware Abaxis hereby assumes all obligations of California Abaxis under any and all employee benefit plans in effect as of said date or with respect to which employee rights or accrued benefits are outstanding as of said date.

      10.     Outstanding Common Stock of Delaware Abaxis. Forthwith upon the Effective Date, the one thousand (1,000) shares of Delaware Abaxis Common Stock presently issued and outstanding in the name of California Abaxis shall be canceled and retired and resume the status of authorized and unissued shares of Delaware Abaxis Common Stock, and no shares of Delaware Abaxis Common Stock or other securities of Delaware Abaxis shall be issued in respect thereof.

      11.     Covenants of Delaware Abaxis. Delaware Abaxis covenants and agrees that it will, on or before the Effective Date:

a. Qualify to do business as a foreign corporation in the State of California, and in all other states in which California Abaxis is so qualified and in which the failure so to qualify would have a material adverse impact on the business or financial condition of Delaware Abaxis. In connection therewith, Delaware Abaxis shall irrevocably appoint an agent for service of process as required under the provisions of Section 2105 of the California Corporations Code and under applicable provisions of state law in other states in which qualification is required hereunder.

b. File any and all documents with the California Franchise Tax Board necessary to the assumption by Delaware Abaxis of all of the franchise tax liabilities of California Abaxis.

      12.     Amendment. At any time before or after approval and adoption by the stockholders of California Abaxis, this Merger Agreement may be amended in any manner as may be determined in the judgment of the respective Boards of Directors of Delaware Abaxis and California Abaxis to be necessary, desirable or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purposes and intent of this Merger Agreement.

      13.     Abandonment. At any time before the Effective Date, this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either California Abaxis or Delaware Abaxis or both, notwithstanding approval of this Merger Agreement by the sole stockholder of Delaware Abaxis and the shareholders of California Abaxis.

      14.     Counterparts. In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

      IN WITNESS WHEREOF, this Merger Agreement, having first been duly approved by resolution of the Board of Directors of California Abaxis and Delaware Abaxis, is hereby executed on behalf of each of said two corporations by their respective officers thereunto duly authorized.

Abaxis, Inc., a Delaware corporation

By:

Clinton H. Severson,
President

Abaxis, Inc, a California corporation

By:

Clinton H. Severson,
President

Exhibit A

Amended and Restated Certificate of Incorporation

APPENDIX B

ANNOTATED CERTIFICATE OF INCORPORATION

of
DELAWARE ABAXIS, INC.,
a Delaware corporation

Note:	Passages marked by brackets [ ] are subject to change based upon the adoption of Proposals 5(A), 5(B) and 5(C) in the Proxy Statement for the Abaxis 2002 Annual Meeting of Shareholders

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

ABAXIS, INC.

      Clinton H. Severson, President of Abaxis, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware, in accordance with the provisions of Section 242 and 245 thereof, DOES HEREBY CERTIFY:

      FIRST: That the name of this Corporation is Abaxis, Inc. (the “Corporation”) and that the original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on September      , 2002.

      SECOND: That the Amended and Restated of the Corporation’s Certificate of Incorporation set forth in the following resolution has been approved by the Corporation’s Board of Directors and stockholders and was duly adopted in accordance with the provisions of Section 242 and 245 of the General Corporation Law of the State of Delaware.

      NOW, THEREFORE, BE IT RESOLVED, that the Certificate of Incorporation of this Corporation be, and it hereby is, restated and further amended to read in its entirety as follows:

ARTICLE I

      The name of this Corporation is Abaxis, Inc.

ARTICLE II

      The address of the Corporation’s registered office in the State of Delaware is 1209 Orange Street, Wilmington, Delaware 19801, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE III

      The nature of the business and of the purposes to be conducted and promoted by the Corporation are to conduct any lawful business, to promote any lawful purpose, and to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

ARTICLE IV

      A.     This Corporation is authorized to issue two classes of shares of stock, to be designated, respectively, “Common Stock” and “Preferred Stock.” The Preferred Stock may be issued in one or more series. The total number of shares which the Corporation is authorized to issue is Forty Million (40,000,000). Thirty Five Million (35,000,000) shares, par value $0.001, shall be Common Stock, and Five Million (5,000,000) shares, par value $0.001, shall be Preferred Stock, of which 10,000 shares shall be designated “Series D Convertible Preferred,” and 10,000 shares shall be designated “Series E Convertible Preferred.”

      B.     The Preferred Stock authorized by this Certificate of Incorporation may be issued from time to time in one or more series. The Board of Directors is hereby authorized to fix or alter the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and the liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of them; and to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of any series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of such series.

ARTICLE V

      For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation, of its directors and of its stockholders or any class thereof, as the case may be, it is further provided that:

(a) The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors. The number of directors which shall constitute the whole Board of Directors shall be fixed by the Board of Directors in the manner provided in the Bylaws. Except as may otherwise be required by law and subject to the terms of any agreement to the contrary between the Corporation and its stockholders, vacancies in the Board of Directors of the Corporation and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director and directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been elected expires and until such directors’ successors shall have been duly elected and qualified.

(b) The directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.

(c) Every stockholder entitled to vote at any election of directors may cumulate such stockholder’s votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the stockholder’s shares are normally entitled, or distribute the stockholder’s votes on the same principle among as many candidates as the stockholder thinks fit. However, no stockholder shall be entitled to cumulate votes unless such candidate or candidates’ names have been placed in nomination prior to the voting and the stockholder has given notice at the meeting prior to the voting of the stockholder’s intention to cumulate the stockholder’s votes. If any one stockholder has given such notice, all stockholders may cumulate their votes for candidates in nomination. [Contingent upon the approval of Proposal No. 5(A), this Article V(c) will be deleted in its entirety.]

(d) Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders. [Contingent upon the approval of Proposal No. 5(B), this Article V(d) will be included in its entirety.]

(e) Special meetings of stockholders of the Corporation may be called only (1) by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption) or (2) by the holders of not less than twenty-five percent (25%) [In the event that Proposal No. 5(C) does not pass, “twenty-five percent (25%)” will be replaced with “ten percent (10%).”] of all of the shares entitled to cast votes at the meeting.

ARTICLE VI

      Subject to Section 6(a) the Board of Directors may from time to time make, amend, supplement or repeal the Bylaws except as provided therein; provided, however, that the stockholders may change or repeal any Bylaw adopted by the Board of Directors by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of the capital stock of the Corporation; and, provided further, that no amendment or supplement to the Bylaws adopted by the Board of Directors shall vary or conflict with any amendment or supplement thus adopted by the stockholders.

ARTICLE VII

      Notwithstanding any other provisions of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the capital stock required by law or this Certificate of Incorporation, the affirmative vote of the holders of a majority of the voting power of the then outstanding shares of capital stock of the Corporation, voting together as a single class, shall be required to alter, amend or repeal any provision of Articles V, VI, this Article VII, or Article VIII of this Certificate of Incorporation.

ARTICLE VIII

      A.     No director shall have any personal liability to the Corporation or its stockholders for any monetary damages for breach of fiduciary duty as a director, except that this Article shall not eliminate or limit the liability of each director (i) for any breach of such director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which such director derived an improper personal benefit.

      B.     It being the intention of the foregoing provision to eliminate the liability of the Corporation’s directors to the fullest extent permitted by Section 102(b)(7) of the Delaware General Corporation Law, as amended from time to time, any repeal or modification of the foregoing Section VIIIA of this Article VIII by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

      C.     If the Delaware General Corporation Law is amended after approval by the stockholders of this Article VIII to authorize corporate action further eliminating or limiting the personal liability of directors, then a director of the Corporation, in addition to the circumstances in which he is not now personally liable, shall be free of liability to the fullest extent permitted by the Delaware General Corporation Law as so amended.

      D.     Each director, officer, employee and agent, past or present, of the Corporation, and each person who serves or may have served at the request of the Corporation as a director, trustee, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, and their respective heirs, administrators and executors, shall be indemnified by the Corporation in accordance with and to the fullest extent permitted by, the provisions of the Delaware General Corporation Law as it may from time to time be amended. The provisions of this subparagraph D shall apply to any member of any committee appointed by the Board of Directors as fully as though such person shall have been an officer or director of the Corporation.

      E.     The provisions of this Article VIII shall be in addition to and not in limitation of any other rights, indemnities, or limitations of liability to which any director or officer may be entitled, as a matter of law or under the Bylaws of the Corporation.

      F.     The Corporation shall pay expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of any undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Certificate of Incorporation.

      IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation has been executed on behalf of the Corporation by Clinton H. Severson, its President and Chief Executive Officer, as of the       day of October, 2002.

ABAXIS, INC.

By:

Clinton H. Severson,
President and Chief Executive Officer

APPENDIX C

CERTIFICATE OF DETERMINATION OF

SERIES D CONVERTIBLE PREFERRED STOCK

CERTIFICATE OF DETERMINATION

OF RIGHTS, PREFERENCES,
PRIVILEGES AND RESTRICTIONS
OF
SERIES D PREFERRED STOCK
OF
ABAXIS, INC.

      Clinton H. Severson and Zara Z. Thomas certify that:

      1.     They are the duly elected and acting President and Secretary, respectively, of Abaxis, Inc. (the “Company”).

      2.     Pursuant to authority given by said Company’s Certificate of Incorporation and Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Company has duly adopted the following recitals and resolutions:

      WHEREAS, the Certificate of Incorporation of the Corporation provide for a class of its authorized shares known as Preferred Stock, comprising Five Million (5,000,000) shares issuable from time to time in one or more series;

      WHEREAS, the Board of Directors of this Corporation is authorized to fix the number of shares of any series of Preferred Stock; to determine the designation of any such series, and to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock including but not limited to the dividend rights, dividend rate and conversion rights, and to fix, alter or reduce the number of shares constituting any such series (but not below the number of shares then outstanding); and

      WHEREAS, it is the desire of the Board of Directors of the Corporation, pursuant to its authority under the Certificate of Incorporation, to fix the rights, preferences, privileges, restrictions and other matters relating to a series of Preferred Stock to be designated Series D Preferred Stock;

      NOW THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby provide for the issue of a new series of Preferred Stock of the Corporation and does hereby fix the rights, preferences, privileges, restrictions and other matters relating to such series of Preferred Stock as follows:

      1.     Designation. There shall be a series of Preferred Stock, which shall comprise Ten Thousand (10,000) shares and shall be designated “Series D Preferred Stock.” As used hereafter, the terms “Preferred Stock” and “Preferred Shares” without designation shall refer to shares of Series D Preferred Stock.

      2.     Dividends. Each holder of record of a share of Series D Preferred Stock shall be entitled to receive, out of any assets at the time legally available therefore, a dividend of Seventy Dollars ($70.00) per share per annum, payable on April 1st and October 1st of each year but which amount shall be prorated to the extent a share of Preferred Stock is issued and outstanding for less than such biannual period. The right to the dividends on the Series D Preferred Stock described in the preceding sentence shall be cumulative. The Corporation will pay such dividends either in cash or by issuing shares of the Corporation’s Common Stock (“Common Stock”) having the Market Value (as defined below) equal to such dividends, at the option of the Board of Directors of the Corporation. If the Corporation elects to pay such dividends by issuing Common Stock, the “Market Value” of such Common Stock will be the average of the closing sale prices of the Corporation’s Common Stock as reported on the Nasdaq National Market System for the Five (5) trading days prior to the record date for such dividend. A holder of Series D Preferred Stock who would otherwise be entitled to receive a fraction of a share of Common Stock under this Section 2 (taking into account all shares of Series D Preferred Stock held by such holder) shall receive, in lieu thereof, an amount equal to the product of such fractional interest multiplied by the Market Value. No dividends or distributions shall be made with respect to the Common Stock unless at the same time an equivalent dividend with respect to the Series D Preferred Stock has been paid or declared and set apart for payment.

      3.     Conversion Rights. The holders of Series D Preferred Stock shall have conversion rights as follows:

(a) Right to Convert. Each share of Series D Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of filing of this Certificate of Determination, at the office of the Corporation or any transfer agent for the Series D Preferred Stock, into Common Stock as more fully described below. The number of shares of fully paid and nonassessable Common Stock into which each share of Series D Preferred Stock may be converted shall be determined by dividing One Thousand Dollars $1,000.00 by the Series D Conversion Price (as hereinafter defined) in effect at the time of conversion. The Series D Conversion Price shall initially be Seven Dollars ($7.00), as adjusted to reflect any stock dividends on, or stock splits or stock combinations of, the Common Stock after the date of filing this Certificate of Determination (the “Series D Conversion Price”).

(b) Automatic Conversion. Each share of Series D Preferred Stock shall be converted into Common Stock automatically upon the earlier to occur of:

(i) September 27, 2005; provided however, that if the closing sales price of the Common Stock as reported on the Nasdaq National Market System is less than $7.00 (as adjusted to reflect any stock dividends, stock splits, stock combinations or recapitalizations) for each of the twenty (20) consecutive trading days immediately prior to and including September 27, 2005, then the Series D Preferred Stock will convert into Common Stock automatically upon the earlier to occur of (A) September 27, 2006 or (B) the event specified in Section 3(b)(ii), below; and provided further, however, that if the closing sales price of the Common Stock as reported on the Nasdaq National Market System is $7.00 or greater for any twenty (20) consecutive trading days after the first anniversary of the filing of this Certificate of Determination, then the one year extension of the automatic conversion date provided for in subsection (i)(A) above will not apply and the conversion date will remain the earlier to occur of (A) September 27, 2005 or (B) the event specified in Section 3(b)(ii), below; or

(ii) on the first date following the first anniversary of the date of the filing of this Certificate of Determination that the closing sales price of the Common Stock as reported on the Nasdaq National Market System has exceeded $14.00 (as adjusted to reflect any stock dividends, stock splits, stock combinations or recapitalizations) for the twenty (20) consecutive trading days immediately prior to such date.

(c) No Fractional Shares. No fractional shares of Common Stock or script shall be issued upon conversion of shares of Series D Preferred Stock. If more than one share of Series D Preferred Stock shall be surrendered for conversion at any one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series D Preferred Stock so surrendered. In lieu of any fractional shares of Common Stock that would otherwise be issuable upon conversion of any shares of Series D Preferred Stock, the Corporation shall pay a cash adjustment in respect to such fractional interest equal to the product of such fractional interest multiplied by the Series D Conversion Price.

(i) Mechanics of Conversion. Before any holder of Series D Preferred Stock shall be entitled to convert the same into Common Stock, and before the Corporation shall be obligated to issue certificates for shares of Common Stock upon the automatic conversion of the Series D Preferred Stock as set forth in Section 3(b) hereof, such holder shall surrender the certificate or certificates therefor, duly endorsed in blank or accompanied by proper instruments of transfer, at the principal office of the Corporation or of any transfer agent for the Series D Preferred Stock, and, if such conversion is voluntary pursuant to Section 3(a), shall give written notice to the Corporation at such office that such holder elects to convert the same and shall state in writing therein the name or names in which such holder wishes the certificate or certificates for Common Stock to be issued. As soon as practicable thereafter, the Corporation shall issue and deliver at such office to such holder’s nominee or nominees, certificates for the number of whole shares of Common Stock to which such holder shall be entitled. If such conversion is pursuant to Section 3(a), such conversion shall be deemed to have been made as of the date of such surrender of the Series D Preferred Stock to be converted, and the person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock on said date.

(ii) Capital Adjustments. In case the Corporation shall at any time (A) subdivide the outstanding Common Stock, or (B) issue a stock dividend on its outstanding Common Stock, the number of shares of Common Stock issuable upon conversion of the Series D Preferred Stock immediately prior to such subdivision or the issuance of such stock dividend shall be proportionately increased by the same ratio as the subdivision or dividend (with appropriate decreases in the Series D Conversion Price). In case the Corporation shall at any time combine its outstanding Common Stock, the number of shares of Common Stock issuable upon conversion of the Series D Preferred Stock immediately prior to such combination shall be proportionately decreased by the same ratio as the combination (with appropriate increases in the Series D Conversion Price). All such adjustments described herein shall be effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be.

(iii) Reorganization. In case of any capital reorganization (other than in connection with a merger or other reorganization in which the Corporation is not the continuing or surviving entity), or any reclassification of the Common Stock of the Corporation, the Series D Preferred Stock shall thereafter be convertible into that number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of the shares of Series D Preferred Stock immediately prior to such reorganization or recapitalization would have been entitled to receive upon such reorganization or reclassification. In any such case, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of Series D Preferred Stock, such that the provisions set forth herein shall thereafter be applicable, as nearly as reasonably may be, in relation to any share of stock or other property thereafter deliverable upon the conversion.

(iv) Reservation of Stock. The Corporation shall at all times reserve and keep available, out of its authorized but unissued Common Stock, solely for the purpose of effecting the conversion of the Series D Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all Series D Preferred Stock from time to time outstanding. The Corporation shall from time to time (subject to obtaining necessary director and stockholder action), in accordance with the laws of the State of Delaware, increase the authorized amount of its Common Stock if at any time the authorized number of shares of Common Stock remaining unissued shall not be sufficient to permit the conversion of all of the shares of Series D Preferred Stock at the time outstanding.

4. Voting Rights. The holders of the Series D Preferred Stock shall have no voting power whatsoever, except as otherwise provided by the General Corporation Law of the State of Delaware (“Delaware Law”), and no holder of Series D Preferred Stock shall vote or otherwise participate in any proceeding in which actions shall be taken by the Corporation or the stockholders thereof or be entitled to notification as to any meeting of the stockholders (except to the extent the a holder of Series D Preferred Stock is also a holder of Common Stock).

      To the extent that under Delaware Law the vote of the holders of the Series D Preferred Stock, voting separately as a class, is required to authorize a given action of the Corporation, the affirmative vote or consent of the holders of at least a majority of the shares of Series D Preferred Stock represented at a duly held meeting at which a quorum is present or by written consent of a majority of the number of shares of outstanding Series D Preferred Stock (except as otherwise may be required under Delaware Law) shall constitute the approval of such action by the class. To the extent that under Delaware Law the holders of the Series D Preferred Stock are entitled to vote on a matter with holders of Common Stock, voting together as one (1) class, each share of Series D Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which it is then convertible using the record date for the taking of such vote of stockholders as the date as of which the Series D Conversion Price is calculated. Holders of the Series D Preferred Stock also shall be entitled to notice of all stockholder meetings or written consents with respect to which they would be entitled to vote, which notice would be provided pursuant to the Corporation’s bylaws and applicable statutes.

      5. The authorized number of shares of Series D Preferred Stock is Ten Thousand (10,000), none of which has been issued.

      RESOLVED FURTHER, that the President or any Vice President, and the Secretary or any Assistant Secretary, of the Corporation be, and hereby are, authorized and directed to execute, acknowledge, file and record a Certificate of Determination of preferences in accordance with the foregoing resolutions and the provisions of Delaware law.

[The Remainder of this Page has Intentionally Been Left Blank]

      The undersigned declare under penalty of perjury under the laws of the State of Delaware that the matters set forth in the foregoing Certificate are true and correct of their own knowledge. Executed at                     on October      , 2002.

/s/ CLINTON H. SEVERSON

Clinton H. Severson
President

/s/ ZARA Z. THOMAS

Zara Z. Thomas
Secretary

APPENDIX D

CERTIFICATE OF DETERMINATION OF

SERIES E CONVERTIBLE PREFERRED STOCK

CERTIFICATE OF DETERMINATION

OF RIGHTS, PREFERENCES,
PRIVILEGES AND RESTRICTIONS
OF
SERIES E PREFERRED STOCK
OF
ABAXIS, INC.

      Clinton H. Severson and Zara Z. Thomas certify that:

      1.     They are the duly elected and acting President and Secretary, respectively, of Abaxis, Inc. (the “Corporation”).

      2.     Pursuant to authority given by said Corporation’s Certificate of Incorporation and Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation has duly adopted the following recitals and resolutions:

      WHEREAS, the Certificate of Incorporation of the Corporation provide for a class of its authorized shares known as Preferred Stock, comprising Five Million (5,000,000) shares issuable from time to time in one or more series;

      WHEREAS, the Board of Directors of this Corporation is authorized to fix the number of shares of any series of Preferred Stock; to determine the designation of any such series, and to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock including but not limited to the dividend rights, dividend rate and conversion rights, and to fix, alter or reduce the number of shares constituting any such series (but not below the number of shares then outstanding); and

      WHEREAS, it is the desire of the Board of Directors of the Corporation, pursuant to its authority under the Certificate of Incorporation, to fix the rights, preferences, privileges, restrictions and other matters relating to a series of Preferred Stock to be designated Series E Preferred Stock;

      NOW THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby provide for the issue of a new series of Preferred Stock of the Corporation and does hereby fix the rights, preferences, privileges, restrictions and other matters relating to such series of Preferred Stock as follows:

      1.     Designation. There shall be a series of Preferred Stock, which shall comprise Ten Thousand (10,000) shares and shall be designated “Series E Preferred Stock.” As used hereafter, the terms “Series E Preferred Stock” and “Series E Preferred Shares” without designation shall refer to shares of Series E Preferred Stock.

      2.     Rank. The Series E Preferred Stock shall rank (i) junior to each other class or series of Preferred Stock which by its terms ranks senior to the Series E Preferred Stock as to payment of dividends or distributions, whether upon a Liquidation Event (as defined in Section 5 below) or otherwise (“Senior Securities”), (ii) on a parity with each other class or series of Preferred Stock which by its terms ranks on a parity the Series E Preferred Stock as to these matters (“Parity Securities”) and (iii) prior to the Corporation’s Series C Preferred Stock, the Corporation’s Series D Preferred Stock, the Corporation’s Common Stock (the “Common Stock”) and, except as specified above, all other classes and series of capital stock of the Corporation hereafter issued by the Corporation (collectively, “Junior Securities”).

      The Series E Preferred Stock shall be subject to the creation of Junior Securities and Parity Securities, but no Senior Securities or additional Series E Preferred Stock shall be created except in accordance with the terms hereof.

      3.     Dividends. Shares of Series E Preferred Stock shall accumulate dividends at a rate of Sixty Five Dollars ($65.00) per annum, as adjusted to reflect any stock dividends on, or stock splits or stock combinations of, the Series E Preferred Stock after the date of filing this Certificate of Determination;

provided, however, that if the Corporation is unable to satisfy in full its obligation under Section 6 hereof to make payments to holders of Series E Preferred Stock upon a Liquidation Event arising from a Change of Control (as defined in Section 6), then the dividend rate shall increase to the lesser of (i) One Hundred Twenty Dollars ($120.00) per annum, as adjusted to reflect any stock dividends on, or stock splits or stock combinations of, the Series E Preferred Stock after the date of filing this Certificate of Determination, or (ii) the maximum amount permitted under law. Dividends are due and shall be paid, out of any assets at the time legally available therefore, in two equal biannual installments on April 1st and October 1st of each year (each such date a “Dividend Payment Date”) to holders of record of the Series E Preferred Stock; provided, however, that the amount of any dividend payment shall be prorated to the extent a share of Preferred Stock is issued and outstanding for less than such biannual period. The Corporation will pay such dividends either in cash or by issuing restricted shares of the Common Stock having the Market Value (as defined below) equal to such dividends, at the option of the Board of Directors of the Corporation. If the Corporation elects to pay such dividends by issuing Common Stock, the Market Value of such Common Stock will be the average of the closing sale prices of the Corporation’s Common Stock as reported on the Nasdaq National Market System for the five (5) trading days prior to the record date for such dividend. A holder of Series E Preferred Stock who would otherwise be entitled to receive a fraction of a share of Common Stock under this Section 3 (taking into account all shares of Series E Preferred Stock held by such holder) shall receive, in lieu thereof, an amount equal to the product of such fractional interest multiplied by the Market Value. The right to the dividends on the Series E Preferred Stock described in this paragraph shall be cumulative. Dividends shall begin to accumulate on outstanding shares of Series E Preferred Stock from the date of issuance and shall be deemed to accumulate from day to day whether or not earned or declared until paid.

      From and after any Dividend Payment Date on which any dividend that has accumulated through such date has not been paid in full, additional dividends shall accumulate in respect of the amount of such unpaid dividends (such amount, an “Arrearage”) as provided in the preceding paragraph (or such lesser rate as may be the maximum rate that is then permitted by applicable law). Such additional dividends in respect of any Arrearage shall be deemed to accumulate from day to day whether or not earned or declared until the Arrearage is paid, shall be calculated as of each successive Dividend Payment Date and shall constitute an additional Arrearage from and after any such successive Dividend Payment Date to the extent not paid on such Dividend Payment Date. Any references herein to dividends that have accumulated with respect to the Series E Preferred Stock shall include the amount, if any, of any Arrearage together with any dividends accumulated on such Arrearage pursuant to the immediately preceding two sentences. Additional dividends in respect of any Arrearage may be declared and paid to holders of record of the Series E Preferred Stock at any time, in whole or in part, without reference to any regular Dividend Payment Date, either in cash or by issuing restricted shares of the Common Stock having the Market Value equal to such additional dividends, at the option of the Board of Directors of the Corporation.

      4.     Restrictions on Dividends and Other Payments. So long as any shares of the Series E Preferred Stock remain outstanding:

(a) the Board of Directors shall not declare, and the Corporation shall not pay (or set apart for payment) any dividend on, or make any distribution in respect of, any Junior Securities unless (i) at the same time an equivalent dividend with respect to the Series E Preferred Stock has been paid or declared and set apart for payment and (ii) prior to or concurrently with such declaration, payment, setting apart for payment or distribution, as the case may be, all accumulated and unpaid dividends on shares of Series E Preferred Stock not paid on the dates provided for in Section 3 (including Arrearages and accumulated dividends thereon) shall have been paid.

(b) the Board of Directors shall not declare, and the Corporation shall not pay (or set apart for payment) any dividend on, or make any distribution in respect of, any Parity Securities unless prior to or concurrently with such declaration, payment, setting apart for payment or distribution, as the case may be, all accumulated and unpaid dividends on shares of Series E Preferred Stock not paid on the dates provided for in Section 3 (including Arrearages and accumulated dividends thereon) shall have been paid.

(c) the Corporation shall not, either directly or indirectly, make any payment on account of, or set apart for payment money for a sinking or other similar fund for, the repurchase, redemption or other retirement of, any Junior Securities or Parity Securities (other than the repurchase, redemption, or other retirement of debentures or other debt securities that are convertible or exchangeable into any Junior Securities or Parity Securities) unless prior to or concurrently with such payment, setting apart for payment, repurchase, redemption or other retirement, as the case may be, all accumulated and unpaid dividends on shares of Series E Preferred Stock not paid on the dates provided for in Section 3 (including Arrearages and accumulated dividends thereon) shall have been paid.

      Notwithstanding the foregoing, this Section 4 shall not prohibit (i) the acquisition, repurchase, exchange, conversion redemption or other retirement for value of shares of Series E Preferred Stock or any Parity Dividend Security by the Corporation in accordance with the terms of such securities or (ii) the acquisition, repurchase, exchange, conversion redemption or other retirement for value of any Junior Dividend Securities by the Corporation in accordance with obligations in existence at the time of the original issuance of the Series E Preferred Stock.

      5.     Conversion Rights. The holders of Series E Preferred Stock shall have conversion rights as follows:

(a) Right to Convert. Each share of Series E Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of filing of this Certificate of Determination, at the office of the Corporation or any transfer agent for the Series E Preferred Stock, into Common Stock as more fully described below. The number of shares of fully paid and nonassessable Common Stock into which each share of Series E Preferred Stock may be converted shall be equal to the quotient of (i) the sum of (A) One Thousand Dollars $1,000.00 plus (B) all unpaid dividends accumulated on such share of Series E Preferred Stock to the conversion date, divided by (ii) the Series E Conversion Price (as hereinafter defined) in effect at the time of conversion. The Series E Conversion Price shall initially be Six Dollars And Fifty Cents ($6.50), as adjusted to reflect any stock dividends on, or stock splits or stock combinations of, the Common Stock after the date of filing this Certificate of Determination (the “Series E Conversion Price”).

(b) Automatic Conversion. Each share of Series E Preferred Stock shall be converted into Common Stock automatically upon the earlier to occur of:

(i) March 28, 2007; provided however, that if the closing sales price of the Common Stock as reported on the Nasdaq National Market System is less than Six Dollars And Fifty Cents ($6.50) (as adjusted to reflect any stock dividends, stock splits, stock combinations or recapitalizations) for each of the twenty (20) consecutive trading days immediately prior to and including March 28, 2007, then the Series E Preferred Stock will convert into Common Stock automatically upon the earlier to occur of (A) March 28, 2008 or (B) the event specified in Section 6(b)(ii), below; and provided further, however, that if the closing sales price of the Common Stock as reported on the Nasdaq National Market System is Six Dollars And Fifty Cents ($6.50) or greater for any twenty (20) consecutive trading days after the first anniversary of the filing of this Certificate of Determination, then the one year extension of the automatic conversion date provided for above will not apply and the conversion date will remain the earlier to occur of (A) March 28, 2007 or (B) the event specified in Section 6(b)(ii), below; or

(ii) on the first date following the first anniversary of the date of the filing of this Certificate of Determination that the closing sales price of the Common Stock as reported on the Nasdaq National Market System has exceeded Twelve Dollars ($12.00) (as adjusted to reflect any stock dividends, stock splits, stock combinations or recapitalizations) for the twenty (20) consecutive trading days immediately prior to such date.

(c) No Fractional Shares. No fractional shares of Common Stock or script shall be issued upon conversion of shares of Series E Preferred Stock. If more than one share of Series E Preferred Stock shall be surrendered for conversion at any one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series E Preferred Stock so surrendered. In lieu of any fractional shares of Common Stock that would otherwise be issuable upon conversion of any shares of Series E Preferred Stock, the Corporation shall pay a cash adjustment in respect to such fractional interest equal to the product of such fractional interest multiplied by the fair market value of one share of the Corporation’s Common Stock.

(i) Mechanics of Conversion. Before any holder of Series E Preferred Stock shall be entitled to convert the same into Common Stock, and before the Corporation shall be obligated to issue certificates for shares of Common Stock upon the automatic conversion of the Series E Preferred Stock as set forth in Section 6(b) hereof, such holder shall surrender the certificate or certificates therefor, duly endorsed in blank or accompanied by proper instruments of transfer, at the principal office of the Corporation or of any transfer agent for the Series E Preferred Stock, and, if such conversion is voluntary pursuant to Section 6(a), shall give written notice to the Corporation at such office that such holder elects to convert the same and shall state in writing therein the name or names in which such holder wishes the certificate or certificates for Common Stock to be issued. As soon as practicable thereafter, the Corporation shall issue and deliver at such office to such holder’s nominee or nominees, certificates for the number of whole shares of Common Stock to which such holder shall be entitled. If such conversion is pursuant to Section 6(a), such conversion shall be deemed to have been made as of the date of such surrender of the Series E Preferred Stock to be converted, and the person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock on said date.

(ii) Capital Adjustments. In case the Corporation shall at any time (A) subdivide the outstanding Common Stock, or (B) issue a stock dividend on its outstanding Common Stock, the number of shares of Common Stock issuable upon conversion of the Series E Preferred Stock immediately prior to such subdivision or the issuance of such stock dividend shall be proportionately increased by the same ratio as the subdivision or dividend (with appropriate decreases in the Series E Conversion Price). In case the Corporation shall at any time combine its outstanding Common Stock, the number of shares of Common Stock issuable upon conversion of the Series E Preferred Stock immediately prior to such combination shall be proportionately decreased by the same ratio as the combination (with appropriate increases in the Series E Conversion Price). All such adjustments described herein shall be effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be.

(iii) Reorganization. In case of any capital reorganization or reclassification of the Common Stock of the Corporation (other than as contemplated by Section 6 below), the Series E Preferred Stock shall thereafter be convertible into that number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of the shares of Series E Preferred Stock immediately prior to such reorganization or recapitalization would have been entitled to receive upon such reorganization or reclassification. In any such case, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of Series E Preferred Stock, such that the provisions set forth herein shall thereafter be applicable, as nearly as reasonably may be, in relation to any share of stock or other property thereafter deliverable upon the conversion.

(iv) Reservation of Stock. The Corporation shall at all times reserve and keep available, out of its authorized but unissued Common Stock, solely for the purpose of effecting the conversion of the Series E Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all Series E Preferred Stock from time to time outstanding.

The Corporation shall from time to time (subject to obtaining necessary director and shareholder action, as to which it shall use its best efforts), in accordance with the laws of the State of Delaware, increase the authorized amount of its Common Stock if at any time the authorized number of shares of Common Stock remaining unissued shall not be sufficient to permit the conversion of all of the shares of Series E Preferred Stock at the time outstanding.

      6.     Liquidation Preference. In the event of a Liquidation Event (as defined in Section 6(c) hereof), distributions to the shareholders of the Corporation shall be made in the following manner:

(a) Before any payment shall be made or assets shall be distributed to the holders of any Junior Securities, the holders of Series E Preferred Stock shall be entitled to receive an amount per share of Series E Preferred Stock (as adjusted to reflect any stock dividends on, or stock splits or stock combinations of, the Series E Preferred Stock after the date of filing this Certificate of Determination) equal to the greater of (A) the sum of (i) One Thousand Dollars ($1,000) per share of Series E Preferred Stock plus (ii) all dividends and Arreages accrued with respect to such share of Series E Preferred Stock, or (B) the amount that would be payable to the holder of the Series E Preferred Stock if such share of Series E Preferred Stock had been converted into shares of Common Stock immediately prior to such Liquidation Event. After any such payment is made in full, the holders of the Series E Preferred Stock shall not, as such, be entitled to any further participation in any distribution of assets of the Corporation.

(b) All the assets of the Corporation available for distribution to stockholders after the liquidation preferences of any Senior Securities have been satisfied shall be distributed ratably (in proportion to the full distributable amounts to which the holders of Series E Preferred Stock and Parity Securities are entitled upon such Liquidation Event) among the holders of the then-outstanding Series E Preferred Stock and Parity Securities if such assets are not sufficient to pay in full the aggregate amounts payable thereon. Notice of any Liquidation Event, stating the payment date or dates when, and the place or places where, the amounts distributable to each holder of Series E Preferred Stock in such circumstances shall be payable, shall be given by first-class mail, postage prepaid, not less than 45 days prior to any payment date stated therein, to holders of record of the Series E Preferred Stock as of the date such notices are first mailed.

(c) A “Liquidation Event” shall mean (i) a liquidation, dissolution or winding up of the Corporation, in each case voluntary or involuntary, or (ii) a Change of Control of the Corporation. “Change of Control” means the occurrence of any of the following in one or a series of related transactions: (i) an acquisition after the date hereof by an individual, legal entity or “group” (within the meaning of Rule 13d-5 under the Securities Exchange Act of 1934, as amended) that results in his or its beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of a majority of the aggregate ordinary voting power represented by the issued and outstanding equity securities of the Corporation; (ii) a majority of the seats (other than vacant seats) on the Board of Directors of the Corporation shall at any time be occupied by persons who were neither (A) nominated by the board of directors of the Corporation nor (B) appointed by directors so nominated; (iii) a merger or consolidation of the Corporation or a sale of substantially all of the Corporation’s assets, unless the holders of the Corporation’s securities prior to such transaction (or first transaction if a series thereof) continue to hold at least a majority of the aggregate ordinary voting power represented by the issued and outstanding equity securities of the surviving entity or acquirer of such assets; and (iv) a recapitalization, reorganization or other transaction (or first transaction if a series thereof) involving the Corporation that results in the beneficial ownership of a majority of the aggregate ordinary voting power represented by the issued and outstanding equity securities of the Corporation by an individual, legal entity or “group” that was not the holder of a majority of such voting power prior to such transaction.

      7.     Voting Rights.

      (a) Except as set forth below or as otherwise required by the General Corporation Law of the State of Delaware (“Delaware Law”), the holders of the Series E Preferred Stock shall have no voting power whatsoever and no holder of Series E Preferred Stock shall vote or otherwise participate in any proceeding in which actions shall be taken by the Corporation or the stockholders thereof or be entitled to notification as to any meeting of the stockholders (except to the extent the a holder of Series E Preferred Stock is also a holder of Common Stock).

      (b) Without the consent or affirmative vote of the holders of at least a majority of the outstanding shares of Series E Preferred Stock, voting separately as a class, the Corporation shall not: (i) authorize, create or issue, or increase the authorized amount of, any Senior Securities or additional Series E Preferred Stock; (ii) amend, alter or repeal any provision of this or any other Certificate of Determination, the Certificate of Incorporation or the bylaws, if the amendment, alteration or repeal alters or changes the rights, preferences, privileges, and restrictions of the Series E Preferred Stock so as to affect them adversely; and (iii) authorize or take any action if such action would be inconsistent with the provisions of this Certificate of Determination.

      (c) To the extent that under Delaware Law the vote of the holders of the Series E Preferred Stock, voting separately as a class, is required to authorize a given action of the Corporation, the affirmative vote or consent of the holders of at least a majority of the shares of Series E Preferred Stock represented at a duly held meeting at which a quorum is present or by written consent of a majority of the number of shares of outstanding Series E Preferred Stock shall constitute the approval of such action by the class (except as otherwise may be required pursuant to the preceding paragraph or under Delaware Law). To the extent that under Delaware Law the holders of the Series E Preferred Stock are entitled to vote on a matter with holders of Common Stock, voting together as one (1) class, each share of Series E Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which it is then convertible using the record date for the taking of such vote of stockholders as the date as of which the Series E Conversion Price is calculated. Holders of the Series E Preferred Stock also shall be entitled to notice of all shareholder meetings or written consents with respect to which they would be entitled to vote, which notice would be provided pursuant to the Corporation’s bylaws and applicable statutes.

      8. Notices. In addition to any other notice referred to herein, the Corporation shall provide prompt notice to holders of record of the Series E Preferred Stock of the following: (i) the taking of any action or actions described in Sections 4(a), (b) and (c) hereof, (ii) any adjustment to the number of shares of Common Stock issuable upon conversion of the Series E Preferred Stock or the Series E Conversion Price, (iii) any determination by the Board of Directors to take any action described in Section 7(b) hereof, and (iv) any failure by the Corporation to perform any of its obligations hereunder. Any notice referred to herein shall be given in writing and shall be deemed to have been duly given (and shall be effective when received), if delivered personally, by facsimile or sent by overnight courier or by first class mail, postage prepaid, as follows:

(a) if to the Corporation, to its office at 3240 Whipple Road, Union City, CA 94587 (Attention: Clinton Severson);

(b) if the a holder of the Series E Preferred Stock, to such holder at the address of as listed in the stock record books of the Corporation (which may include the records of any transfer agent for the Series E Preferred Stock); or

(c) to such other address as the Corporation or such holder, as the case may be, shall have designated by notice similarly given.

      9. Authorized Shares. The authorized number of shares of Series E Preferred Stock is Ten Thousand (10,000), none of which have been issued.

      RESOLVED FURTHER, that the President or any Vice President, and the Secretary or any Assistant Secretary, of the Corporation be, and hereby are, authorized and directed to execute, acknowledge, file and record a Certificate of Determination of preferences in accordance with the foregoing resolutions and the provisions of Delaware law.

[The Remainder of this Page has Intentionally Been Left Blank]

      The undersigned declare under penalty of perjury under the laws of the State of Delaware that the matters set forth in the foregoing Certificate are true and correct of their own knowledge. Executed at                     on October      , 2002.

/s/ CLINTON H. SEVERSON

Clinton H. Severson
President

/s/ ZARA Z. THOMAS

Zara Z. Thomas
Secretary

APPENDIX E

ANNOTATED BYLAWS

of
DELAWARE ABAXIS, INC.,
a Delaware Corporation

Note:	Passages marked by brackets [ ] are subject to change based upon the adoption of proposals 5(A), 5(B) and 5(C) in the Proxy Statement for the Abaxis 2002 Annual Meeting of Shareholders

BYLAWS OF

ABAXIS, INC.

ARTICLE I

STOCKHOLDERS

      1.1     Place of Meetings. All meetings of stockholders shall be held at such place within or without the State of Delaware as may be designated from time to time by the Board of Directors or the President and Chief Executive Officer.

      1.2     Annual Meeting. The annual meeting of stockholders for the election of directors and for the transaction of such other business as may properly be brought before the meeting shall be held on a date to be fixed by the Board of Directors at the time and place to be fixed by the Board of Directors and stated in the notice of the meeting.

      1.3     Special Meetings. Special meetings of stockholders may be called at any time by the Board of Directors, the Chairman of the Board or the President or the holders of record of not less than 25% of all shares entitled to cast votes at the meeting, for any purpose or purposes prescribed in the notice of the meeting and shall be held at such place, on such date and at such time as the Board may fix. [In the event that Proposal 5(C) does not pass, “25%” in the preceding sentence will be replaced with “10%.”] Business transacted at any special meeting of stockholders shall be confined to the purpose or purposes stated in the notice of meeting.

      Upon request in writing sent by registered mail to the President or Chief Executive Officer by any stockholder or stockholders entitled to request a special meeting of stockholders pursuant to this Section 1.3, and containing the information required pursuant to Sections 1.10 and 2.15, as applicable, the Board of Directors shall determine a place and time for such meeting, which time shall be not less than 120 nor more than 130 days after the receipt of such request, and a record date for the determination of stockholders entitled to vote at such meeting shall be fixed by the Board of Directors, in advance, which shall not be more that 60 days nor less than 10 days before the date of such meeting. Following such receipt of a request and determination by the Secretary of the validity thereof, it shall be the duty of the Secretary to present the request to the Board of Directors, and upon Board action as provided in this Section 1.3, to cause notice to be given to the stockholders entitled to vote at such meeting, in the manner set forth in Section 1.4, hereof, that a meeting will be held at the place and time so determined, for the purposes set forth in the stockholder’s request, as well as any purpose or purposes determined by the Board of Directors in accordance with this Section 1.3.

      1.4     Notice of Meetings. Written notice of each meeting of stockholders, whether annual or special, shall be given not less than 10 nor more than 60 days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting, except as otherwise provided herein or as required by law (meaning here and hereafter, as required from time to time by the Delaware General Corporation Law or the Certificate of Incorporation). The notices of all meetings shall state the place, date and hour of the meeting. The notice of a special meeting shall state, in addition, the purpose or purposes for which the meeting is called. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation.

      1.5     Voting List. The officer who has charge of the stock ledger of the corporation shall prepare, at least 10 days before each meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time of the meeting, and may be inspected by any stockholder who is present. This list shall determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

      1.6     Quorum. Except as otherwise provided by law or these Bylaws, the holders of a majority of the shares of the capital stock of the corporation entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business. If a quorum shall fail to attend any meeting, the chairman of the meeting or the holders of a majority of the shares of stock entitled to vote who are present, in person or by proxy, may adjourn the meeting to another place, date or time.

      If a notice of any adjourned special meeting of stockholders is sent to all stockholders entitled to vote thereat, stating that it will be held with those present constituting a quorum, then except as otherwise required by law, those present at such adjourned meeting shall constitute a quorum, and all matters shall be determined by a majority of the votes cast at such meeting.

      1.7     Adjournments. Any meeting of stockholders may be adjourned to any other time and to any other place at which a meeting of stockholders may be held under these Bylaws by the Chairman of the meeting or, in the absence of such person, by any officer entitled to preside at or to act as Secretary of such meeting, or by the holders of a majority of the shares of stock present or represented at the meeting and entitled to vote, although less than a quorum. When a meeting is adjourned to another place, date or time, written notice need not be given of the adjourned meeting if the place, date and time thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than 30 days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, date, and time of the adjourned meeting shall be given in conformity herewith. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting.

      1.8     Voting and Proxies. Each stockholder shall have one vote for each share of stock entitled to vote held of record by such stockholder, but no vote for each fractional share so held, unless otherwise provided by law or in the Certificate of Incorporation. [In the event that Proposal 5(A) does not pass, the preceding sentence will be replaced in its entirety by the following: Every stockholder entitled to vote at any election of directors may cumulate such stockholder’s votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the stockholder’s shares are normally entitled, or distribute the stockholder’s votes on the same principle among as many candidates as the stockholder thinks fit. However, no stockholder shall be entitled to cumulate votes unless such candidate or candidates’ names have been placed in nomination prior to the voting and the stockholder has given notice at the meeting prior to the voting of the stockholder’s intention to cumulate the stockholder’s votes. If any one stockholder has given such notice, all stockholders may cumulate their votes for candidates in nomination.] Each stockholder of record entitled to vote at a meeting of stockholders may vote in person or may authorize any other person or persons to vote or act for him by written proxy executed by the stockholder or his authorized agent or by a transmission permitted by law and delivered to the Secretary of the corporation. No stockholder may authorize more than one proxy for his shares. Any copy, facsimile transmission or other reliable reproduction of the writing or transmission created pursuant to this Section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile transmission or other reproduction shall be a complete reproduction of the entire original writing or transmission.

      1.9     Action at Meeting. When a quorum is present at any meeting, any election shall be determined by a plurality of the votes cast by the stockholders entitled to vote at the election, and all other matters shall be determined by a majority of the votes cast affirmatively or negatively on the matter (or if there are two or more classes of stock entitled to vote as separate classes, then in the case of each such class, a majority of each such class present or represented and voting affirmatively or negatively on the matter) shall decide such matter, except when a different vote is required by express provision of law, the Certificate of Incorporation or these Bylaws.

      All voting, including on the election of directors, but excepting where otherwise required by law, may be by a voice vote; provided, however, that upon demand therefor by a stockholder entitled to vote or his or her proxy, a stock vote shall be taken. Every stock vote shall be taken by ballot, each of which shall state the name of the stockholder or proxy voting and such other information as may be required under the procedure established for the meeting. Every vote taken by ballot shall be counted by an inspector or inspectors appointed by the chairman of the meeting. The corporation may, and to the extent required by law, shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The corporation may designate one or more persons as an alternate inspector to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting may, and to the extent required by law, shall, appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath to faithfully execute the duties of inspector with strict impartiality and according to the best of his or her ability.

      1.10     Notice of Stockholder Business. At an annual or special meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) properly brought before the meeting by or at the direction of the Board of Directors, or (iii) properly brought before an annual meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, it must be a proper matter for stockholder action under the Delaware General Corporation Law, and the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder proposal to be presented at an annual meeting shall be received at the corporation’s principal executive offices not less than 120 calendar days in advance of the first anniversary of the date that the corporation’s (or the corporation’s predecessor’s) proxy statement was released to stockholders in connection with the previous year’s annual meeting of stockholders, except that if no annual meeting was held in the previous year or the date of the annual meeting is more than 30 calendar days earlier than the date contemplated at the time of the previous year’s proxy statement, notice by the stockholders to be timely must be received not later than the close of business on the 10th day following the day on which the date of the annual meeting is publicly announced. “Public announcement” for purposes hereof shall have the meaning set forth in Article II, Section 2.15(c) of these Bylaws. In no event shall the public announcement at an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

      A stockholder’s notice to the Secretary of the corporation shall set forth as to each matter the stockholder proposes to bring before the annual or special meeting (i) a brief description of the business desired to be brought before the annual meeting, (ii) the name and address of the stockholder proposing such business and of the beneficial owner, if any, on whose behalf the business is being brought, (iii) the class and number of shares of the corporation which are beneficially owned by the stockholder and such other beneficial owner, and (iv) any material interest of the stockholder and such other beneficial owner in such business.

      1.11     Conduct of Business. At every meeting of the stockholders, the Chairman of the Board, or, in his or her absence, the President, or, in his or her absence, such other person as may be appointed by the Board of Directors, shall act as Chairman. The Secretary of the corporation or a person designated by the Chairman of the meeting shall act as Secretary of the meeting. Unless otherwise approved by the Chairman of the meeting, attendance at the stockholders’ meeting is restricted to stockholders of record, persons authorized in accordance with Section 1.8 of these Bylaws to act by proxy, and officers of the corporation.

      The Chairman of the meeting shall call the meeting to order, establish the agenda, and conduct the business of the meeting in accordance therewith or, at the Chairman’s discretion, it may be conducted otherwise in accordance with the wishes of the stockholders in attendance. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting.

      The Chairman shall also conduct the meeting in an orderly manner, rule on the precedence of, and procedure on, motions and other procedural matters, and exercise discretion with respect to such procedural matters with fairness and good faith toward all those entitled to take part. The Chairman may impose reasonable limits on the amount of time taken up at the meeting on discussion in general or on remarks by any one stockholder. Should any person in attendance become unruly or obstruct the meeting proceedings, the Chairman shall have the power to have such person removed from participation. Notwithstanding anything in the Bylaws to the contrary, no business shall be conducted at a meeting except in accordance with the procedures set forth in this Section 1.11 and Section 1.10 above. The Chairman of a meeting shall if the facts warrant, determine and declare to the meeting that any proposed item of business was not brought before the meeting in accordance with the provisions of this Section 1.11 and Section 1.10, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

      1.12     Stockholder Action Without Meeting. Any action required or permitted to be taken by the stockholders of the corporation must be effected at a duly called annual or special meeting of the stockholders of the corporation and may not be effected by any consent in writing by such stockholders. [In the event that Proposal 4(B) does not pass, the preceding sentence will be replaced in its entirety by the following: Any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the actions so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. All such consents shall be filed with the Secretary of the corporation and shall be maintained in the corporate records. Prompt notice of the taking of a corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.]

      1.13     Meetings by Remote Communication. If authorized by the Board of Directors, and subject to such guidelines and procedures as the Board may adopt, stockholders and proxy holders not physically present at a meeting of stockholders may, by means of remote communication, participate in the meeting and be deemed present in person and vote at the meeting, whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (i) the corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxy holder, (ii) the corporation shall implement reasonable measures to provide such stockholders and proxy holders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (iii) if any stockholder or proxy holder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the corporation.

ARTICLE II

BOARD OF DIRECTORS

      2.1     General Powers. The business and affairs of the corporation shall be managed by or under the direction of a Board of Directors, who may exercise all of the powers of the corporation except as otherwise provided by law or the Certificate of Incorporation. In the event of a vacancy in the Board of Directors, the remaining directors, except as otherwise provided by law, may exercise the powers of the full Board until the vacancy is filled.

      2.2     Number and Term of Office. The number of directors shall be not less than four (4) nor more than seven (7) and shall initially be set at five (5). Thereafter, the number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption). All directors shall hold office until the expiration of the term for which elected and until their respective successors are elected, except in the case of the death, resignation or removal of any director.

      2.3     Vacancies and Newly Created Directorships. Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification or other cause (other than removal from office by a vote of the stockholders) may be filled only by a majority vote of the directors then in office, though less than a quorum, or by the sole remaining director, and directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

      2.4     Resignation. Any director may resign by delivering notice in writing or by electronic transmission to the President, Chairman of the Board or Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

      2.5     Removal. Subject to the rights of the holders of any series of Preferred Stock then outstanding, any directors, or the entire Board of Directors, may be removed from office at any time, with or without cause, by the affirmative vote of the holders of at least a majority of the voting power of all of the outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class. Vacancies in the Board of Directors resulting from such removal may be filled by a majority of the directors then in office, though less than a quorum, or by the sole remaining director or by the stockholders at the next annual meeting or at a special meeting called in accordance with Section 1.3 above. Directors so chosen shall hold office until the new annual meeting of stockholders at which the term of office of the class to which they have been elected expires.

      2.6     Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and place, either within or without the State of Delaware, as shall be determined from time to time by the Board of Directors; provided that any director who is absent when such a determination is made shall be given notice of the determination. A regular meeting of the Board of Directors may be held without notice immediately after and at the same place as the annual meeting of stockholders.

      2.7     Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, the President or two or more directors and may be held at any time and place, within or without the State of Delaware.

      2.8     Notice of Special Meetings. Notice of any special meeting of directors shall be given to each director by the Secretary or by the officer or one of the directors calling the meeting. Notice shall be duly given to each director by (i) giving notice to such director in person or by telephone, electronic transmission or voice message system at least 48 hours in advance of the meeting, (ii) sending a facsimile, or delivering written notice by hand, to his last known business or home address at least 24 hours in advance of the meeting, or (iii) mailing written notice to his last known business or home address at least four (4) days in advance of the meeting. A notice or waiver of notice of a meeting of the Board of Directors need not specify the purposes of the meeting. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.

      2.9     Participation in Meetings by Telephone Conference Calls or Other Methods of Communication. Directors or any members of any committee designated by the directors may participate in a meeting of the Board of Directors or such committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation by such means shall constitute presence in person at such meeting.

      2.10     Quorum. A majority of the total number of authorized directors shall constitute a quorum at any meeting of the Board of Directors. In the event one or more of the directors shall be disqualified to vote at any meeting, then the required quorum shall be reduced by one for each such director so disqualified; provided, however, that in no case shall less than  1/3 of the number so fixed constitute a quorum. In the absence of a quorum at any such meeting, a majority of the directors present may adjourn the meeting from time to time without further notice other than announcement at the meeting, until a quorum shall be present. Interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or at a meeting of a committee which authorizes a particular contract or transaction.

      2.11     Action at Meeting. At any meeting of the Board of Directors at which a quorum is present, the vote of a majority of those present shall be sufficient to take any action, unless a different vote is specified by law, the Certificate of Incorporation or these Bylaws.

      2.12     Action by Written Consent. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee of the Board of Directors may be taken without a meeting if all members of the Board or committee, as the case may be, consent to the action in writing or by electronic transmission, and the writings or electronic transmissions are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

      2.13     Committees. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the corporation, with such lawfully delegated powers and duties as it therefor confers, to serve at the pleasure of the Board. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members of the committee present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors and subject to the provisions of the Delaware General Corporation Law, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation and may authorize the seal of the corporation to be affixed to all papers which may require it. Each such committee shall keep minutes and make such reports as the Board of Directors may from time to time request. Except as the Board of Directors may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by such rules, its business shall be conducted as nearly as possible in the same manner as is provided in these Bylaws for the Board of Directors.

      2.14     Compensation of Directors. Directors may be paid such compensation for their services and such reimbursement for expenses of attendance at meetings as the Board of Directors may from time to time determine. No such payment shall preclude any director from serving the corporation or any of its parent or subsidiary corporations in any other capacity and receiving compensation for such service.

      2.15     Nomination of Director Candidates.

      (a) Subject to the rights of holders of any class or series of Preferred Stock then outstanding, nominations for the election of Directors at an annual meeting may be made by (i) the Board of Directors or a duly authorized committee thereof or (ii) any stockholder entitled to vote in the election of Directors generally who complies with the procedures set forth in this Bylaw and who is a stockholder of record at the time notice is delivered to the Secretary of the corporation. Any stockholder entitled to vote in the election of Directors generally may nominate one or more persons for election as Directors at an annual meeting only if timely notice of such stockholder’s intent to make such nomination or nominations has been given in writing to the Secretary of the corporation. To be timely, a stockholder nomination for a director to be elected at an annual meeting shall be received at the corporation’s principal executive offices not less than 120 calendar days in advance of the first anniversary of the date that the corporation’s (or the corporation’s predecessor’s) proxy statement was released to stockholders in connection with the previous year’s annual meeting of stockholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been advanced by more than 30 calendar days from the date contemplated at the time of the previous year’s proxy statement, notice by the stockholders to be timely must be received not later than the close of business on the tenth day following the day on which public announcement of the date of such meeting is first made. Each such notice shall set forth: (i) the name and address of the stockholder who intends to make the nomination, of the beneficial owner, if any, on whose behalf the nomination is being made and of the person or persons to be nominated; (ii) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote for the election of Directors on the date of such notice and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) a description of all arrangements or understandings between the stockholder or such beneficial owner and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (iv) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (v) the consent of each nominee to serve as a director of the corporation if so elected. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. Notwithstanding the third sentence of this Section 2.15(a), in the event that the number of Directors to be elected at an annual meeting is increased and there is no public announcement by the corporation naming the nominees for the additional directorships at least 130 days prior to the first anniversary of the date that the corporation’s (or its predecessor’s) proxy statement was released to stockholders in connection with the previous year’s annual meeting, a stockholder’s notice required by this Section 2.15(a) shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the Secretary at the principal executive offices of the corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the corporation.

      (b) Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the corporation’s notice of meeting by (i) or at the direction of the Board of Directors or a committee thereof or (ii) any stockholder of the corporation who is entitled to vote at the meeting, who complies with the notice procedures set forth in this Bylaw and who is a stockholder of record at the time such notice is delivered to the Secretary of the corporation. In the event the corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as are specified in the corporation’s notice of meeting, if the stockholder’s notice as required by paragraph (a) of this Bylaw shall be delivered to the Secretary at the principal executive offices of the corporation not earlier than the 90th day prior to such special meeting and not later than the close of business on the later of the 70th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

      (c) For purposes of these Bylaws, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, PRNewsWire, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”).

      (d) Notwithstanding the foregoing provisions of this Bylaw, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Bylaw. Nothing in this Bylaw shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

      (e) Only persons nominated in accordance with the procedures set forth in this Section 2.15 shall be eligible to serve as directors. Except as otherwise provided by law, the Chairman of the meeting shall have the power and duty (a) to determine whether a nomination was made in accordance with the procedures set forth in this Section 2.15 and (b) if any proposed nomination was not made in compliance with this Section 2.15, to declare that such nomination shall be disregarded.

      (f) If the Chairman of the meeting for the election of Directors determines that a nomination of any candidate for election as a Director at such meeting was not made in accordance with the applicable provisions of this Section 2.15, such nomination shall be void; provided, however, that nothing in this Section 2.15 shall be deemed to limit any voting rights upon the occurrence of dividend arrearages provided to holders of Preferred Stock pursuant to the Preferred Stock designation for any series of Preferred Stock.

ARTICLE III

OFFICERS

      3.1     Enumeration. The officers of the corporation shall consist of a Chief Executive Officer, a President, a Secretary, a Chief Financial Officer, a Treasurer and such other officers with such other titles as the Board of Directors shall determine, including, at the discretion of the Board of Directors, a Chairman of the Board and one or more Vice Presidents and Assistant Secretaries. The Board of Directors may appoint such other officers as it may deem appropriate.

      3.2     Election. Officers shall be elected annually by the Board of Directors at its first meeting following the annual meeting of stockholders. Officers may be appointed by the Board of Directors at any other meeting.

      3.3     Qualification. No officer need be a stockholder. Any two or more offices may be held by the same person.

      3.4     Tenure. Except as otherwise provided by law, by the Certificate of Incorporation or by these Bylaws, each officer shall hold office until his successor is elected and qualified, unless a different term is specified in the vote appointing him, or until his earlier death, resignation or removal.

      3.5     Resignation and Removal. Any officer may resign by delivering his written resignation to the corporation at its principal office or to the President or Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event. Any officer elected by the Board of Directors may be removed at any time, with or without cause, by the Board of Directors.

      3.6     Chairman of the Board. The Board of Directors may appoint a Chairman of the Board. If the Board of Directors appoints a Chairman of the Board, he shall perform such duties and possess such powers as are assigned to him by the Board of Directors. Unless otherwise provided by the Board of Directors, he shall preside at all meetings of the stockholders, and, if he is a director, at all meetings of the Board of Directors.

      3.7     President. The President shall, subject to the direction of the Board of Directors, have responsibility for the general management and control of the business and affairs of the corporation and shall perform all duties and have all powers which are commonly incident to the office of President or which are delegated to him or her by the Board of Directors. Unless otherwise designated by the Board of Directors, the President shall be the Chief Executive Officer of the corporation. The President shall, in the absence of or because of the inability to act of the Chairman of the Board, perform all duties of the Chairman of the Board and preside at all meetings of the Board of Directors and of stockholders. The President shall perform such other duties and shall have such other powers as the Board of Directors may from time to time prescribe. He or she shall have power to sign stock certificates, contracts and other instruments of the corporation which are authorized and shall have general supervision and direction of all of the other officers, employees and agents of the corporation, other than the Chairman of the Board.

      3.8     Vice Presidents. Any Vice President shall perform such duties and possess such powers as the Board of Directors or the President may from time to time prescribe. In the event of the absence, inability or refusal to act of the President, the Vice President (or if there shall be more than one, the Vice Presidents in the order determined by the Board of Directors) shall perform the duties of the President and when so performing shall have at the powers of and be subject to all the restrictions upon the President. The Board of Directors may assign to any Vice President the title of Executive Vice President, Senior Vice President or any other title selected by the Board of Directors.

      3.9     Secretary and Assistant Secretaries. The Secretary shall perform such duties and shall have such powers as the Board of Directors or the President may from time to time prescribe. In addition, the Secretary shall perform such duties and have such powers as are incident to the office of the Secretary, including, without limitation, the duty and power to give notices of all meetings of stockholders and special meetings of the Board of Directors, to keep a record of the proceedings of all meetings of stockholders and the Board of Directors, to maintain a stock ledger and prepare lists of stockholders and their addresses as required, to be custodian of corporate records and the corporate seal and to affix and attest to the same on documents.

      Any Assistant Secretary shall perform such duties and possess such powers as the Board of Directors, the Chief Executive Officer, the President or the Secretary may from time to time prescribe. In the event of the absence, inability or refusal to act of the Secretary, the Assistant Secretary (or if there shall be more than one, the Assistant Secretaries in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Secretary.

      In the absence of the Secretary or any Assistant Secretary at any meeting of stockholders or directors, the person presiding at the meeting shall designate a temporary secretary to keep a record of the meeting.

      3.10     Chief Financial Officer. Unless otherwise designated by the Board of Directors, the Chief Financial Officer shall be the Treasurer. The Chief Financial Officer shall perform such duties and shall have such powers as may from time to time be assigned to him by the Board of Directors, the Chief Executive Officer or the President. In addition, the Chief Financial Officer shall perform such duties and have such powers as are incident to the office of chief financial officer, including without limitation, the duty and power to keep and be responsible for all funds and securities of the corporation, to maintain the financial records of the corporation, to deposit funds of the corporation in depositories as authorized, to disburse such funds as authorized, to make proper accounts of such funds, and to render as required by the Board of Directors accounts of all such transactions and of the financial condition of the corporation.

      3.11     Salaries. Officers of the corporation shall be entitled to such salaries, compensation or reimbursement as shall be fixed or allowed from time to time by the Board of Directors.

      3.12     Delegation of Authority. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.

ARTICLE IV

CAPITAL STOCK

      4.1     Issuance of Stock. Unless otherwise voted by the stockholders and subject to the provisions of the Certificate of Incorporation, the whole or any part of any unissued balance of the authorized capital stock of the corporation or the whole or any part of any unissued balance of the authorized capital stock of the corporation held in its treasury may be issued, sold, transferred or otherwise disposed of by vote of the Board of Directors in such manner, for such consideration and on such terms as the Board of Directors may determine.

      4.2     Certificates of Stock. Every holder of stock of the corporation shall be entitled to have a certificate, in such form as may be prescribed by law and by the Board of Directors, certifying the number and class of shares owned by him in the corporation. Each such certificate shall be signed by, or in the name of the corporation by, the Chairman or Vice Chairman, if any, of the Board of Directors, or the President or a Vice President, and the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the corporation. Any or all of the signatures on the certificate may be a facsimile.

      Each certificate for shares of stock which are subject to any restriction on transfer pursuant to the Certificate of Incorporation, the Bylaws, applicable securities laws or any agreement among any number of shareholders or among such holders and the corporation shall have conspicuously noted on the face or back of the certificate either the full text of the restriction or a statement of the existence of such restriction.

      4.3     Transfers. Except as otherwise established by rules and regulations adopted by the Board of Directors, and subject to applicable law, shares of stock may be transferred on the books of the corporation by the surrender to the corporation or its transfer agent of the certificate representing such shares properly endorsed or accompanied by a written assignment or power of attorney properly executed, and with such proof of authority or authenticity of signature as the corporation or its transfer agent may reasonably require. Except as may be otherwise required by law, the Certificate of Incorporation or the Bylaws, the corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect to such stock, regardless of any transfer, pledge or other disposition of such stock until the shares have been transferred on the books of the corporation in accordance with the requirements of these Bylaws.

      4.4     Lost, Stolen or Destroyed Certificates. The corporation may issue a new certificate of stock in place of any previously issued certificate alleged to have been lost, stolen, or destroyed, upon such terms and conditions as the Board of Directors may prescribe, including the presentation of reasonable evidence of such loss, theft or destruction and the giving of such indemnity as the Board of Directors may require for the protection of the corporation or any transfer agent or registrar.

      4.5     Record Date. The Board of Directors may fix in advance a record date for the determination of the stockholders entitled to notice of or to vote at any meeting of stockholders or to express consent (or dissent) to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights in respect of any change, concession or exchange of stock, or for the purpose of any other lawful action. Such record date shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action to which such record date relates.

      If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day before the day on which notice is given, or, if notice is waived, at the close of business on the day before the day on which the meeting is held. The record date for determining stockholders entitled to express consent to corporate action in writing without a meeting when no prior action by the Board of Directors is necessary, shall be the day on which the first written consent is expressed. The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating to such purpose.

      A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

ARTICLE V

GENERAL PROVISIONS

      5.1     Fiscal Year. The fiscal year of the corporation shall be as fixed by the Board of Directors.

      5.2     Corporate Seal. The corporate seal shall be in such form as shall be approved by the Board of Directors.

      5.3     Waiver of Notice. Whenever any notice whatsoever is required to be given by law, by the Certificate of Incorporation or by these Bylaws, a waiver of such notice either in writing signed by the person entitled to such notice or such person’s duly authorized attorney, or by electronic transmission or any other method permitted under the Delaware General Corporation Law, whether before, at or after the time stated in such waiver, or the appearance of such person or persons at such meeting in person or by proxy, shall be deemed equivalent to such notice.

      5.4     Actions with Respect to Securities of Other Corporations. Except as the Board of Directors may otherwise designate, the Chief Executive Officer or President or any officer of the corporation authorized by the Chief Executive Officer or President shall have the power to vote and otherwise act on behalf of the corporation, in person or proxy, and may waive notice of, and act as, or appoint any person or persons to act as, proxy or attorney-in-fact to this corporation (with or without power of substitution) at any meeting of stockholders or shareholders (or with respect to any action of stockholders) of any other corporation or organization, the securities of which may be held by this corporation and otherwise to exercise any and all rights and powers which this corporation may possess by reason of this corporation’s ownership of securities in such other corporation or other organization.

      5.5     Evidence of Authority. A certificate by the Secretary, or an Assistant Secretary, or a temporary Secretary, as to any action taken by the stockholders, directors, a committee or any officer or representative of the corporation shall as to all persons who rely on the certificate in good faith be conclusive evidence of such action.

      5.6     Certificate of Incorporation. All references in these Bylaws to the Certificate of Incorporation shall be deemed to refer to the Certificate of Incorporation of the corporation, as amended and in effect from time to time.

      5.7     Severability. Any determination that any provision of these Bylaws is for any reason inapplicable, illegal or ineffective shall not affect or invalidate any other provision of these Bylaws.

      5.8     Pronouns. All pronouns used in these Bylaws shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

      5.9     Notices. Except as otherwise specifically provided herein or required by law, all notices required to be given to any stockholder, director, officer, employee or agent shall be in writing and may in every instance be effectively given by hand delivery to the recipient thereof, by depositing such notice in the mails, postage paid, or by sending such notice by facsimile or other electronic transmission in the manner provided in Section 232 of the Delaware General Corporation Law, or by commercial courier service. Any such notice shall be addressed to such stockholder, director, officer, employee or agent at his or her last known address as the same appears on the books of the corporation. The time when such notice shall be deemed to be given shall be the time such notice is received by such stockholder, director, officer, employee or agent, or by any person accepting such notice on behalf of such person, if delivered by hand, facsimile, other electronic transmission or commercial courier service, or the time such notice is dispatched, if delivered through the mails.

      5.10     Reliance Upon Books, Reports and Records. Each director, each member of any committee designated by the Board of Directors, and each officer of the corporation shall, in the performance of his duties, be fully protected in relying in good faith upon the books of account or other records of the corporation, including reports made to the corporation by any of its officers, by an independent certified public accountant, or by an appraiser selected with reasonable care.

      5.11     Time Periods. In applying any provision of these Bylaws which require that an act be done or not done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.

      5.12     Facsimile Signatures. In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any officer or officers of the corporation may be used whenever and as authorized by the Board of Directors or a committee thereof.

ARTICLE VI

AMENDMENTS

      6.1     By the Board of Directors. Except as is otherwise set forth in these Bylaws, these Bylaws may be altered, amended or repealed or new Bylaws may be adopted by the affirmative vote of a majority of the directors present at any regular or special meeting of the Board of Directors at which a quorum is present.

      6.2     By the Stockholders. Except as otherwise set forth in these Bylaws, these Bylaws may be altered, amended or repealed or new Bylaws may be adopted by the affirmative vote of the holders of a majority of the shares of the capital stock of the corporation issued and outstanding and entitled to vote at any annual meeting of stockholders, or at any special meeting of stockholders, provided notice of such alteration, amendment, repeal or adoption of new Bylaws shall have been stated in the notice of such special meeting.

ARTICLE VII

INDEMNIFICATION OF DIRECTORS AND OFFICERS

      7.1     Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (“proceeding”), by reason of the fact that he or she or a person of whom he or she is the legal representative, is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director or officer of another corporation, or as a controlling person of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director or officer, or in any other capacity while serving as a director or officer, shall be indemnified and held harmless by the corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said Law permitted the corporation to provide prior to such amendment) against all expenses, liability and loss reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that except as provided in Section 7.2 of this Article VII, the corporation shall indemnify any such person seeking indemnity in connection with a proceeding (or part thereof) initiated by such person only if (a) such indemnification is expressly required to be made by law, (b) the proceeding (or part thereof) was authorized by the Board of Directors of the corporation, (c) such indemnification is provided by the corporation, in its sole discretion, pursuant to the powers vested in the corporation under the Delaware General Corporation Law, or (d) the proceeding (or part thereof) is brought to establish or enforce a right to indemnification under an indemnity agreement or any other statute or law or otherwise as required under Section 145 of the Delaware General Corporation Law. The rights hereunder shall be contract rights and shall include the right to be paid expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, unless the Delaware General Corporation Law then so prohibits, the payment of such expenses incurred by a director or officer of the corporation in his or her capacity as a director or officer (and not in any other capacity in which service was or is tendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of such proceeding, shall be made only upon delivery to the corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it should be determined ultimately that such director or officer is not entitled to be indemnified under this Section or otherwise.

      7.2     Right of Claimant to Bring Suit. If a claim under Section 7.1 is not paid in full by the corporation within 90 days after a written claim has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if such suit is not frivolous or brought in bad faith, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any, has been tendered to this corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the corporation to indemnify the claimant for the amount claimed. Neither the failure of the corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct.

      7.3     Indemnification of Employees and Agents. The corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification, and to the advancement of related expenses, to any employee or agent of the corporation to the fullest extent of the provisions of this Article with respect to the indemnification of and advancement of expenses to directors and officers of the corporation.

      7.4     Non-Exclusivity of Rights. The rights conferred on any person in Sections 7.1 and 7.2 shall not be exclusive of any other right which such persons may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

      7.5     Indemnification Contracts. The Board of Directors is authorized to enter into a contract with any director, officer, employee or agent of the corporation, or any person serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including employee benefit plans, providing for indemnification rights equivalent to or, if the Board of Directors so determines, greater than, those provided for in this Article VII.

      7.6     Insurance. The corporation may maintain insurance to the extent reasonably available, at its expense, to protect itself and any such director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

      7.7     Effect of Amendment. Any amendment, repeal or modification of any provision of this Article VII by the stockholders and the directors of the corporation shall not adversely affect any right or protection of a director or officer of the corporation existing at the time of such amendment, repeal or modification.

CERTIFICATE OF SECRETARY

OF
ABAXIS, INC.
(a Delaware corporation)

      I, Zara Z. Thomas, the Secretary of Abaxis, Inc. corporation (the “Corporation”), hereby certify that the Bylaws to which this Certificate is attached are the Bylaws of the Corporation.

      Executed effective on the      day of October, 2002.

/s/ ZARA Z. THOMAS

Zara Z. Thomas
Secretary

APPENDIX F

FORM OF INDEMNIFICATION AGREEMENT FOR OFFICERS AND DIRECTORS

of
DELAWARE ABAXIS, INC.,

INDEMNITY AGREEMENT

      This Indemnity Agreement, dated as of October      , 2002, is made by and between Abaxis, Inc., a Delaware corporation (the “Company”), and [Name] (the “Indemnitee”).

RECITALS

      A.     The Company is aware that competent and experienced persons are increasingly reluctant to serve as directors, officers or agents of corporations unless they are protected by comprehensive liability insurance or indemnification, due to increased exposure to litigation costs and risks resulting from their service to such corporations, and due to the fact that the exposure frequently bears no reasonable relationship to the compensation of such directors, officers and other agents.

      B.     The statutes and judicial decisions regarding the duties of directors and officers are often difficult to apply, ambiguous, or conflicting, and therefore fail to provide such directors, officers and agents with adequate, reliable knowledge of legal risks to which they are exposed or information regarding the proper course of action to take.

      C.     Plaintiffs often seek damages in such large amounts and the costs of litigation may be so enormous (whether or not the case is meritorious), that the defense and/or settlement of such litigation is often beyond the personal resources of directors, officers and other agents.

      D.     The Company believes that it is unfair for its directors, officers and agents and the directors, officers and agents of its subsidiaries to assume the risk of huge judgments and other expenses which may occur in cases in which the director, officer or agent received no personal profit and in cases where the director, officer or agent was not culpable.

      E.     The Company recognizes that the issues in controversy in litigation against a director, officer or agent of a corporation such as the Company or its subsidiaries are often related to the knowledge, motives and intent of such director, officer or agent, that he is usually the only witness with knowledge of the essential facts and exculpating circumstances regarding such matters, and that the long period of time which usually elapses before the trial or other disposition of such litigation often extends beyond the time that the director, officer or agent can reasonably recall such matters; and may extend beyond the normal time for retirement for such director, officer or agent with the result that he, after retirement or in the event of his death, his spouse, heirs, executors or administrators, may be faced with limited ability and undue hardship in maintaining an adequate defense, which may discourage such a director, officer or agent from serving in that position.

      F.     Based upon their experience as business managers, the Board of Directors of the Company (the “Board”) has concluded that, to retain and attract talented and experienced individuals to serve as directors, officers and agents of the Company and its subsidiaries and to encourage such individuals to take the business risks necessary for the success of the Company and its subsidiaries, it is necessary for the Company to contractually indemnify its directors, officers and agents and the directors, officers and agents of its subsidiaries, and to assume for itself maximum liability for expenses and damages in connection with claims against such directors, officers and agents in connection with their service to the Company and its subsidiaries, and has further concluded that the failure to provide such contractual indemnification could result in great harm to the Company and its subsidiaries and the Company’s stockholders.

      G.     Section 145 of the General Corporation Law of Delaware, under which the Company is organized (“Section 145”), empowers the Company to indemnify its directors, officers, employees and agents by agreement and to indemnify persons who serve, at the request of the Company, as the directors, officers, employees or agents of other corporations or enterprises, and expressly provides that the indemnification provided by Section 145 is not exclusive.

      H.     The Company desires and has requested the Indemnitee to serve or continue to serve as a director, officer or agent of the Company and/or one or more subsidiaries of the Company free from undue concern for claims for damages arising out of or related to such services to the Company and/or one or more subsidiaries of the Company.

      I.     Indemnitee is willing to serve, or to continue to serve, the Company and/or one or more subsidiaries of the Company, provided that he is furnished the indemnity provided for herein.

AGREEMENT

      NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

      1.     Definitions.

      (a) Agent. For the purposes of this Agreement, “agent” of the Company means any person who is or was a director, officer, employee or other agent of the Company or a subsidiary of the Company; or is or was serving at the request of, for the convenience of, or to represent the interests of the Company or a subsidiary of the Company as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise; or was a director, officer, employee or agent of a foreign or domestic corporation which was a predecessor corporation of the Company or a subsidiary of the Company, or was a director, officer, employee or agent of another enterprise at the request of, for the convenience of, or to represent the interests of such predecessor corporation.

      (b) Expenses. For purposes of this Agreement, “expenses” include all out-of-pocket costs of any type or nature whatsoever (including, without limitation, all attorneys’ fees and related disbursements), actually and reasonably incurred by the Indemnitee in connection with either the investigation, defense or appeal of a proceeding or establishing or enforcing a right to indemnification under this Agreement or Section 145 or otherwise; provided, however, that “expenses” shall not include any judgments, fines, ERISA excise taxes or penalties, or amounts paid in settlement of a proceeding.

      (c) Proceeding. For the purposes of this Agreement, “proceeding” means any threatened, pending, or completed action, suit or other proceeding, whether civil, criminal, administrative, or investigative.

      (d) Subsidiary. For purposes of this Agreement, “subsidiary” means any corporation of which more than 50% of the outstanding voting securities is owned directly or indirectly by the Company, by the Company and one or more other subsidiaries, or by one or more other subsidiaries.

      2.     Agreement to Serve. The Indemnitee agrees to serve and/or continue to serve as agent of the Company, at its will (or under separate agreement, if such agreement exists), in the capacity Indemnitee currently serves as an agent of the Company, so long as he is duly appointed or elected and qualified in accordance with the applicable provisions of the Bylaws of the Company or any subsidiary of the Company or until such time as he tenders his resignation in writing; provided, however, that nothing contained in this Agreement is intended to create any right to continued employment by Indemnitee.

      3.     Liability Insurance.

      (a) Maintenance of D&O Insurance. The Company hereby covenants and agrees that, so long as the Indemnitee shall continue to serve as an agent of the Company and thereafter so long as the Indemnitee shall be subject to any possible proceeding by reason of the fact that the Indemnitee was an agent of the Company, the Company, subject to Section 3(c), shall promptly obtain and maintain in full force and effect directors’ and officers’ liability insurance (“D&O Insurance”) in reasonable amounts from established and reputable insurers.

      (b) Rights and Benefits. In all policies of D&O Insurance, the Indemnitee shall be named as an insured in such a manner as to provide the Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company’s directors, if the Indemnitee is a director; or of the Company’s officers, if the Indemnitee is not a director of the Company but is an officer; or of the Company’s key employees, if the Indemnitee is not a director or officer but is a key employee.

      (c) Limitation on Required Maintenance of D&O Insurance. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain D&O Insurance if the Company determines in good faith that such insurance is not reasonably available, the premium costs for such insurance are disproportionate to the amount of coverage provided, the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or the Indemnitee is covered by similar insurance maintained by a subsidiary of the Company.

      4.     Mandatory Indemnification. Subject to Section 9 below, the Company shall indemnify the Indemnitee as follows:

(a) Successful Defense. To the extent the Indemnitee has been successful on the merits or otherwise in defense of any proceeding (including, without limitation, an action by or in the right of the Company) to which the Indemnitee was a party by reason of the fact that he is or was an agent of the Company at any time, against all expenses of any type whatsoever actually and reasonably incurred by him in connection with the investigation, defense or appeal of such proceeding.

(b) Third Party Actions. If the Indemnitee is a person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Company) by reason of the fact that he is or was an agent of the Company, or by reason of anything done or not done by him in any such capacity, the Company shall indemnify the Indemnitee against any and all expenses and liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes and penalties, and amounts paid in settlement) actually and reasonably incurred by him in connection with the investigation, defense, settlement or appeal of such proceeding, provided the Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and its stockholders, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

(c) Derivative Actions. If the Indemnitee is a person who was or is a party or is threatened to be made a party to any proceeding by or in the right of the Company by reason of the fact that he is or was an agent of the Company, or by reason of anything done or not done by him in any such capacity, the Company shall indemnify the Indemnitee against all expenses actually and reasonably incurred by him in connection with the investigation, defense, settlement, or appeal of such proceeding, provided the Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and its stockholders; except that no indemnification under this subsection 4(c) shall be made in respect to any claim, issue or matter as to which such person shall have been finally adjudged to be liable to the Company by a court of competent jurisdiction unless and only to the extent that the court in which such proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such amounts which the court shall deem proper.

(d) Actions where Indemnitee is Deceased. If the Indemnitee is a person who was or is a party or is threatened to be made a party to any proceeding by reason of the fact that he is or was an agent of the Company, or by reason of anything done or not done by him in any such capacity, and if prior to, during the pendency of after completion of such proceeding Indemnitee becomes deceased, the Company shall indemnify the Indemnitee’s heirs, executors and administrators against any and all expenses and liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes and penalties, and amounts paid in settlement) actually and reasonably incurred to the extent Indemnitee would have been entitled to indemnification pursuant to Sections 4(a), 4(b), or 4(c) above were Indemnitee still alive.

(e) Notwithstanding the foregoing, the Company shall not be obligated to indemnify the Indemnitee for expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes and penalties, and amounts paid in settlement) for which payment is actually made to or on behalf of Indemnitee under a valid and collectible insurance policy of D&O Insurance, or under a valid and enforceable indemnity clause, by-law or agreement.

      5.     Partial Indemnification. If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of any expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes and penalties, and amounts paid in settlement) incurred by him in the investigation, defense, settlement or appeal of a proceeding, but not entitled, however, to indemnification for all of the total amount hereof, the Company shall nevertheless indemnify the Indemnitee for such total amount except as to the portion hereof to which the Indemnitee is not entitled.

      6.     Mandatory Advancement of Expenses. Subject to Section 8(a) below, the Company shall advance all expenses incurred by the Indemnitee in connection with the investigation, defense, settlement or appeal of any proceeding to which the Indemnitee is a party or is threatened to be made a party by reason of the fact that the Indemnitee is or was an agent of the Company. Indemnitee hereby undertakes to repay such amounts advanced only if, and to the extent that, it shall be determined ultimately that the Indemnitee is not entitled to be indemnified by the Company as authorized hereby. The advances to be made hereunder shall be paid by the Company to the Indemnitee within twenty (20) days following delivery of a written request therefor by the Indemnitee to the Company. In the event that the Company fails to pay expenses as incurred by the Indemnitee as required by this paragraph, Indemnitee may seek mandatory injunctive relief from any court having jurisdiction to require the Company to pay expenses as set forth in this paragraph. If Indemnitee seeks mandatory injunctive relief pursuant to this paragraph, it shall not be a defense to enforcement of the Company’s obligations set forth in this paragraph that Indemnitee has an adequate remedy at law for damages.

      7.     Notice and Other Indemnification Procedures.

      (a) Promptly after receipt by the Indemnitee of notice of the commencement of or the threat of commencement of any proceeding, the Indemnitee shall, if the Indemnitee believes that indemnification with respect thereto may be sought from the Company under this Agreement, notify the Company of the commencement or threat of commencement thereof.

      (b) If, at the time of the receipt of a notice of the commencement of a proceeding pursuant to Section 7(a) hereof, the Company has D&O Insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

      (c) In the event the Company shall be obligated to pay the expenses of any proceeding against the Indemnitee, the Company, if appropriate, shall be entitled to assume the defense of such proceeding, with counsel approved by the Indemnitee, upon the delivery to the Indemnitee of written notice of its election so to do. After delivery of such notice, approval of such counsel by the Indemnitee and the retention of such counsel by the Company, the Company will not be liable to the Indemnitee under this Agreement for any fees of counsel subsequently incurred by the Indemnitee with respect to the same proceeding, provided that (i) the Indemnitee shall have the right to employ his counsel in any such proceeding at the Indemnitee’s expense; and (ii) if (A) the employment of counsel by the Indemnitee has been previously authorized by the Company, (B) the Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of any such defense, or (C) the Company shall not, in fact, have employed counsel to assume the defense of such proceeding, then the fees and expenses of Indemnitee’s counsel shall be at the expense of the Company.

      8.     Exceptions. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

(a) Claims Initiated by Indemnitee. To indemnify or advance expenses to the Indemnitee with respect to proceedings or claims initiated or brought voluntarily by the Indemnitee and not by way of defense, unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board, (iii) such indemnification is provided by the Company, in its sole discretion, pursuant to the powers vested in the Company under the General Corporation Law of Delaware or (iv) the proceeding is brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under Section 145;

(b) Lack of Good Faith. To indemnify the Indemnitee for any expenses incurred by the Indemnitee with respect to any proceeding instituted by the Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee in such proceeding was not made in good faith or was frivolous; or

(c) Unauthorized Settlements. To indemnify the Indemnitee under this Agreement for any amounts paid in settlement of a proceeding unless the Company consents to such settlement, which consent shall not be unreasonably withheld.

      9.     Non-exclusivity. The provisions for indemnification and advancement of expenses set forth in this Agreement shall not be deemed exclusive of any other rights which the Indemnitee may have under any provision of law, the Company’s Certificate of Incorporation or Bylaws, the vote of the Company’s stockholders or disinterested directors, other agreements, or otherwise, both as to action in his official capacity and to action in another capacity while occupying his position as an agent of the Company, and the Indemnitee’s rights hereunder shall continue after the Indemnitee has ceased acting as an agent of the Company and shall inure to the benefit of the heirs, executors and administrators of the Indemnitee.

      10.     Enforcement. Any right to indemnification or advances granted by this Agreement to Indemnitee shall be enforceable by or on behalf of Indemnitee in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor. Indemnitee, in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting his claim. It shall be a defense to any action for which a claim for indemnification is made under this Agreement (other than an action brought to enforce a claim for expenses pursuant to Section 6 hereof, provided that the required undertaking has been tendered to the Company) that Indemnitee is not entitled to indemnification because of the limitations set forth in Sections 4 and 8 hereof. Neither the failure of the Corporation (including its Board of Directors or its stockholders) to have made a determination prior to the commencement of such enforcement action that indemnification of Indemnitee is proper in the circumstances, nor an actual determination by the Company (including its Board of Directors or its stockholders) that such indemnification is improper, shall be a defense to the action or create a presumption that Indemnitee is not entitled to indemnification under this Agreement or otherwise.

      11.     Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

      12.     Survival of Rights.

      (a) All agreements and obligations of the Company contained herein shall continue during the period Indemnitee is an agent of the Company and shall continue thereafter so long as Indemnitee shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitrational, administrative or investigative, by reason of the fact that Indemnitee was serving in the capacity referred to herein.

      (b) The Company shall require any successor to the Company (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place.

      13.     Interpretation of Agreement. It is understood that the parties hereto intend this Agreement to be interpreted and enforced so as to provide indemnification to the Indemnitee to the fullest extent permitted by law including those circumstances in which indemnification would otherwise be discretionary.

      14.     Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever, (i) the validity, legality and enforceability of the remaining provisions of the Agreement (including without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, and (ii) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable and to give effect to Section 13 hereof.

      15.     Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

      16.     Notice. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and receipted for by the party addressee or (ii) if mailed by certified or registered mail with postage prepaid, on the third business day after the mailing date. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

      17.     Governing Law. This Agreement shall be governed exclusively by and construed according to the laws of the State of Delaware as applied to contracts between Delaware residents entered into and to be performed entirely within Delaware.

      The parties hereto have entered into this Indemnity Agreement effective as of the date first above written.

THE COMPANY:
ABAXIS, INC.:

By
Title
Address

Attn:

INDEMNITEE:

[Name]
Address

ABAXIS, INC.

Proxy for the Annual Meeting of Shareholders
To be held on October 22, 2002

Solicited by the Board of Directors

     The undersigned hereby appoints Clinton H. Severson and Alberto R. Santa Ines, and each of them, with full power of substitution, to represent the undersigned and to vote all of the shares of stock in Abaxis, Inc., a California corporation, which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Abaxis to be held at the principal offices of Abaxis at 3240 Whipple Road, Union City, California, 94587 on Tuesday, October 22, 2002, at 10:00 a.m. local time, and at any adjournment or postponement thereof (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Proxy Statement of Abaxis dated September 2002 (the “Proxy Statement”), receipt of which is hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before the meeting.

     THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED “FOR” ALL NOMINEES UNDER PROPOSAL 1 AND “FOR” PROPOSALS 2, 3, 4, 5(A), 5(B) and 5(C).

CONTINUED AND TO BE SIGNED ON REVERSE SIDE
SEE REVERSE SIDE

     Please mark [X] votes as in this example

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

     A vote FOR the following proposals is recommended by the Board of Directors:

     1. To elect the following five (5) directors of Abaxis to serve until the 2003 Annual Meeting of Shareholders or until their respective successors are elected and qualified:

☐	FOR all nominees listed below (except as marked to the contrary below.)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below.

     (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list below.)

Clinton H. Severson	Richard J. Bastiani, Ph.D.
Ernest S. Tucker, M.D.	Prithipal Singh, Ph.D.
Brenton G.A. Hanlon

     2. To approve and ratify the appointment of Deloitte & Touche LLP as the independent auditors for Abaxis for the fiscal year ending March 31, 2003.

☐	FOR	☐	AGAINST	☐	ABSTAIN

     3. To approve and ratify the adoption of an increase in the maximum aggregate number of shares of Common Stock that may be issued under Abaxis’ 1998 Stock Option Plan by 500,000 shares, from 3,386,000 to 3,886,000 shares.

☐	FOR	☐	AGAINST	☐	ABSTAIN

     4. To approve and ratify the reincorporation of Abaxis from California to Delaware and related changes to the rights of shareholders as described in the Abaxis Proxy Statement.

☐	FOR	☐	AGAINST	☐	ABSTAIN

     5(A). To approve and ratify the elimination of cumulative voting for Abaxis’ directors in the Delaware Certificate of Incorporation.

☐	FOR	☐	AGAINST	☐	ABSTAIN

     5(B). To approve and ratify the elimination of the right of Abaxis’ shareholders to act by written consent in the Delaware Certificate of Incorporation and Delaware By-Laws.

☐	FOR	☐	AGAINST	☐	ABSTAIN

     5(C). To approve and ratify the adoption of an increase in the percentage of voting shareholders of record required to call a special meeting of shareholders from ten percent (10%) to twenty-five (25%) in the Delaware Certificate of Incorporation and Delaware Bylaws.

☐	FOR	☐	AGAINST	☐	ABSTAIN

☐	MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT	☐	MARK HERE IF YOU PLAN TO ATTEND THE MEETING

     Please sign here exactly as your name(s) Signature: _______________________ Date: ___________ appears on your stock certificate. If shares of stock are held jointly, both or all of such persons should sign. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized person. Persons signing in a fiduciary Signature: ______________________ Date: ___________ capacity should indicate their full titles in such capacity. Please date the proxy.